UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21558

                          Pioneer Short Term Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period: September 1, 2017 through August 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                                    Pioneer Short Term
                               Income Fund
--------------------------------------------------------------------------------
                               Annual Report | August 31, 2018
--------------------------------------------------------------------------------

                               Ticker Symbols:

                               Class A    STABX
                               Class C    PSHCX
                               Class C2   STIIX
                               Class K    STIKX
                               Class Y    PSHYX

                               [LOGO]   Amundi Pioneer
                                        ==============
                                      ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              17

Schedule of Investments                                                      19

Financial Statements                                                         71

Notes to Financial Statements                                                80

Report of Independent Registered Public Accounting Firm                      92

Additional Information                                                       94

Trustees, Officers and Service Providers                                     96

                      Pioneer Short Term Income Fund | Annual Report | 8/31/18 1

President's Letter

Over the first half of 2018, the U.S. stock market, as measured by the Standard & Poor's 500 Index (the S&P 500), has returned 2.65%, while bond markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, have been negative, returning -1.62%. While the markets have delivered somewhat mixed and tepid returns, we have observed the U.S. Federal Reserve System (the
Fed) continuing to tighten monetary policy by increasing interest rates in both March and June, and moving forward with the tapering of its balance sheet, a process which began in October 2017. The Fed also signaled the potential for two additional rate hikes before the end of this year, given robust economic growth and the potential for rising inflation.

Although domestic equities gained ground during the first six months of the year, the investment backdrop proved more challenging compared to the favorable conditions of the past two years. On the positive side, stocks continued to benefit from the underpinnings of robust domestic economic growth, lower tax rates, and rising corporate earnings. At the same time, however, day-to-day market volatility began to pick up in response to worries about rising interest rates and uncertainty regarding U.S. trade policy. In fact, while the S&P 500 Index was positive for the first half of the year, the majority of its gain occurred in January, as stocks suffered a steep sell-off in early February and spent the rest of the six months ended June 30, 2018, regaining lost ground.

Across the fixed-income space, rising interest rates have helped drive down returns of most asset classes, though the floating-rate sector, which includes bank loans, has fared well in the rising-rate environment. In addition, structured sectors, such as asset-backed securities (ABS) and mortgage-backedsecurities (MBS), have generally outperformed Treasuries. Agency MBS in particular, have performed well as the housing market has continued to show strength despite rising interest rates and rising home prices.

Although we have experienced an increase in volatility in the equity markets, looking ahead, we have not changed our outlook and still have a constructive view of U.S. stocks, especially given other investment alternatives. Economic growth continues to improve and overall equity valuations -- while elevated in the growth segment of the market -- in our view, are not excessive. In addition, U.S. gross domestic product (GDP) growth remains strong, coming in at above 2% for the first quarter of 2018, with projections of a continued, if not increasing growth rate for the second quarter.

2 Pioneer Short Term Income Fund | Annual Report | 8/31/18

In fixed income, we believe that attractive investment opportunities still exist, even with interest rates on the rise. In general, our core fixed-income portfolios remain underweight to nominal U.S. Treasuries, which are sensitive to the rising-rate environment. We have, however, allocated assets to Treasury inflation-protected securities, or TIPS, which are indexed to inflation in order to protect against its negative effects. In addition, we believe investors should be selective when investing in the investment-grade bond sector, as the use of leverage by corporations to fund mergers and acquisitions as well as stock buybacks and dividend increases has risen significantly. We continue to see more attractive valuations within structured investment vehicles, such as residential MBS, as fundamentals within the U.S. housing market are solid and U.S. consumer sentiment remains positive.

We believe this year's market fluctuations have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
August 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/18 3

Portfolio Management Discussion | 8/31/18

In the following interview, portfolio managers Seth Roman, Noah Funderburk, and Nicolas Pauwels discuss the factors that influenced Pioneer Short Term Income Fund's performance during the 12-month period ended August 31, 2018. Mr. Roman, a vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), Mr. Funderburk*, a vice president and portfolio manager at Amundi Pioneer, and Mr. Pauwels*, a vice president and portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q     How did the Fund perform during the 12-month period ended August 31, 2018?

A Pioneer Short Term Income Fund's Class A shares returned 0.68% at net asset value during the 12-month period ended August 31, 2018, while the Fund's benchmark, the Bloomberg Barclays One- to Three-Year Government/Credit Bond Index (the Bloomberg Barclays Index), returned 0.15%. During the same period, the average return of the 524 mutual funds in Morningstar's Short-Term Bond Funds category was 0.40%.

Q Can you describe the market environment for fixed-income investors over the 12-month period ended August 31, 2018?

A For much of the period, investor sentiment in the bond market was supported by robust corporate earnings, a positive macroeconomic backdrop, and a largely restrained approach to normalizing interest rates on the part of the U.S. Federal Reserve (the Fed).

      In September of 2017, the Fed announced that it would begin the gradual tapering of its mortgage-backed security and Treasury holdings, effective in October 2017. While less-supportive monetary policy and resulting higher interest rates are generally not favorable for credit-sensitive assets, the Fed's balance-sheet tapering plan had been anticipated well in advance, and so the market's reaction to the announcement of the actual launch date of the program was muted. In December 2017, the Fed implemented its third incremental interest-rate hike of the calendar year, essentially in line with expectations going into 2017. Also in December, Congress passed legislation lowering the U.S. corporate tax rate from 35% to 21%, while also allowing the immediate expensing of certain capital expenditures, further boosting sentiment in the credit markets.

* Mr. Funderburk and Mr. Pauwels became portfolio managers of the Fund effective June 8, 2018.


4 Pioneer Short Term Income Fund | Annual Report | 8/31/18

      As January 2018 progressed, longer-term Treasury yields, which had been relatively stable in 2017 even as the short end of the yield curve rose notably, began to drift higher. With arguably full employment and U.S. gross domestic product (GDP) growth consistently in the 3% range, the Fed began to take on a more hawkish tone with regard to interest rates.

      The Fed, following up on its more aggressive tone, raised the federal funds rate in both March and June, while signaling the prospect of two additional increases before the end of 2018. Farther out on the Treasury curve, increasing yields were driven in part by rising inflation expectations against a backdrop of strengthening commodity prices and still more positive employment data. The 10-year Treasury yield would reach a high of 3.11% in mid-May, before easing to 2.85% by the end of June and generally trading in a band just below 3.00% through August 31, the end of the 12-month period.

      While the interest-rate environment provided a headwind for bond investors in 2018, sentiment about credit-sensitive debt remained positive, bolstered by solid economic growth, strong corporate profits, and the aforementioned tax legislation. However, the Trump administration's escalating rhetoric regarding trade agreements and continued threats of tariffs on a range of products from various U.S. trading partners clouded the outlook to some degree and did lead to bouts of market volatility.

      Over the course of the 12 months between August 31, 2017, and August 31, 2018, Treasury yields finished higher across all maturities and the yield curve flattened. To illustrate, the two-year Treasury yield rose by 129 basis points (bps), from 1.33% to 2.62%; the five-year yield rose by 104 bps, from 1.70% to 2.74%, and the 10-year yield rose by 74 bps, from 2.12% to 2.86%. (A basis point is equal to 1/100th of a percentage point). Credit-oriented segments of the bond market - or securities that are more susceptible to default risk rather than to interest-rate risk - outperformed Treasuries over the full 12-month period.

Q Can you review your principal investment strategies in managing the Fund during the 12-month period ended August 31, 2018, and how those strategies affected performance relative to the Fund's benchmark, the Bloomberg Barclays Index?

A The Fund's significant underweighting of U.S. Treasuries compared with the Bloomberg Barclays Index contributed positively to benchmark-relative performance during the 12-month period, given that Treasuries underperformed the credit-sensitive sectors of the market. In addition,

                      Pioneer Short Term Income Fund | Annual Report | 8/31/18 5 within its non-Treasury holdings, the Fund was overweight versus the Bloomberg Barclays Index to securities with more price sensitivity to changes in credit spreads, which also aided benchmark-mark relative returns as spreads tightened over the period. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

      Portfolio allocations to a number of non-benchmark spread sectors also benefited the Fund's benchmark-relative results, with exposure to certain securitized sectors making the largest positive contributions. In particular, the Fund's allocation to asset-backed securities (ABS), such as those backed by home equity loans, auto loans, and credit card receivables aided benchmark-relative returns. Portfolio holdings of floating-rate commercial mortgage-backed securities (CMBS) also contributed to the Fund's benchmark-relative performance, driven largely by exposure to hospitality-related issues. The Fund's position in non-agency collateralized mortgage obligations (CMOs) was another positive contributor to relative results, due to continued favorable supply/demand dynamics within the sector.

      The Fund's allocation to floating-rate bank loans also performed well during the period, as the asset class benefited from continued strong fundamentals and low default rates, as well as from the outlook for rising interest rates. With most bank loans trading at more than par (face) value, we are taking care to manage the Fund's exposure to refinancing risk.

      On the negative side, we maintained a modest portfolio position in insurance-linked securities (ILS) during the period, including so-called catastrophe bonds (or "cat bonds"), which are used by insurers to spread-out the risk of having to pay damage claims on a major disaster such as a flood or earthquake. While ILS can offer a valuable source of diversification** and potential incremental income, the asset class struggled in the wake of several events which generated numerous damage claims, including a severe 2017 Atlantic hurricane season, a 7.1 magnitude earthquake in Mexico, and damaging wild fires in California. Despite the underperformance, we continue to view modest, strategic portfolio exposure to ILS as helping to improve the Fund's long-term total return profile.

      Finally, we have kept the Fund conservatively positioned compared to the Bloomberg Barclays Index with respect to overall portfolio duration and corresponding sensitivity to changes in interest rates, given the outlook for the Fed to continue to raise the federal funds rate. In doing so, we accepted the loss of some potential income generation in exchange for improved

**    Diversification does not assure a profit nor protect against loss.


6 Pioneer Short Term Income Fund | Annual Report | 8/31/18 price stability should interest rates rise. The Fund's duration stance aided benchmark-relative returns over the 12 months, as interest rates finished the period higher all along the yield curve. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to changes in interest rates, expressed as a number of years.)

Q Can you discuss the factors that affected the Fund's income-generation during the 12-month period ended August 31, 2018?

A As described earlier, our decision to focus the portfolio's investments on securities with shorter maturities in an attempt to minimize exposure to any future rise in rates acted as a constraint on the Fund's income generation during the period. On the positive side, the yields on many floating-rate issues held in the Fund were reset higher during the period following the Fed's rate increases.

Q What role did derivatives play in the Fund's investment process and results during the 12-month period ended August 31, 2018?

A We used futures contracts to manage the overall duration of the portfolio, to express views on relative value along the yield curve, and to consider separately interest-rate risk and credit-risk decisions in our portfolio construction process. Therefore, the results of the Fund's derivative positions are best considered within the broader context of portfolio construction. In the long term, derivatives allow us to manage more efficiently the Fund's risks and asset allocations, though over shorter periods, the specific performance effects of derivatives will vary based on the Fund's overall positioning.

      While overall duration positioning contributed positively to the Fund's benchmark-relative returns during the 12-month period, the use of derivatives had a negative impact on relative performance since they were used to add duration in a rising-rate environment.

Q     What is your assessment of the current climate for fixed-income investing?

A We continue to manage the Fund with the expectation that interest rates are ultimately headed higher, with a below-benchmark overall duration and approximately half of the portfolio's investments in floating-rate assets. In broad terms, we prefer the portfolio to be positioned to limit the impact of an outperforming economy and Fed rate hikes that exceed current expectations. The Fund's overall duration at the end of August 2018 was
      1.70 years, compared with 1.92 years for the Bloomberg Barclays Index.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/18 7

      We continue to see little value in U.S. Treasuries at current yield levels, but while the portfolio's overall allocation to Treasuries is modest, we have taken some larger positions in select Treasury notes in order to supply liquidity should future market conditions require it. That said, we will be watching Treasury yields closely as the Fed continues to raise rates.

      Credit spreads remain tight by historical standards, and we are closely monitoring the Fund's holdings to ensure that the payments received are commensurate with the risk assumed, rather than simply reaching for yield. Generally, the Fund has an up-in-quality bias within each credit sector. We view structured securities as more attractively valued than corporates, as investment-grade corporate spreads stand near post-crisis lows from 10 years ago and reflect lower quality and overall longer duration relative to historical levels. While those negative factors are counterbalanced by strong fundamentals, we believe corporate bonds face greater downside risk should market volatility increase in the event of an unexpected change in central-bank policies or a slowdown in global economic growth.

      As always, we will continue to monitor macroeconomic factors that have the potential to affect the markets, while remaining principally focused on adding value to the Fund at the individual security level.

Please refer to the Schedule of Investments on pages 19-70 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

8 Pioneer Short Term Income Fund | Annual Report | 8/31/18

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/18 9

Portfolio Summary | 8/31/18

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                            40.8%
Collateralized Mortgage Obligations                                        30.3%
Asset Backed Securities                                                    18.3%
U.S. Government and Agency Obligations                                      5.8%
Senior Secured Floating Rate Loan Interests                                 4.8%

* Includes investments in Insurance-Linked Securities totaling 4.9% of total investments.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)**

 1. U.S. Treasury Notes, 1.125%, 8/31/21                                                        0.85%
-----------------------------------------------------------------------------------------------------
 2. U.S. Treasury Notes, 2.25%, 7/31/21                                                         0.70
-----------------------------------------------------------------------------------------------------
 3. Chase Issuance Trust, Series 2016-A1, Class A, 2.473% (1 Month USD
    LIBOR + 41 bps), 5/15/21                                                                    0.58
-----------------------------------------------------------------------------------------------------
 4. U.S. Treasury Notes, 2.0%, 8/31/21                                                          0.54
-----------------------------------------------------------------------------------------------------
 5. U.S. Treasury Notes, 1.125%, 7/31/21                                                        0.48
-----------------------------------------------------------------------------------------------------
 6. U.S. Treasury Notes, 3.625%, 2/15/21                                                        0.45
-----------------------------------------------------------------------------------------------------
 7. Rockwell Collins, Inc., 1.95%, 7/15/19                                                      0.44
-----------------------------------------------------------------------------------------------------
 8. Santander Drive Auto Receivables Trust, Series 2018-2, Class E, 5.02%, 9/15/25              0.43
-----------------------------------------------------------------------------------------------------
 9. COMM Mortgage Trust, Series 2014-TWC, Class B, 3.671% (1 Month USD
    LIBOR + 160 bps), 2/13/32 (144A)                                                            0.40
-----------------------------------------------------------------------------------------------------
10. British Telecommunications Plc, 2.35%, 2/14/19                                              0.38
-----------------------------------------------------------------------------------------------------

** Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.


10 Pioneer Short Term Income Fund | Annual Report | 8/31/18

Prices and Distributions | 8/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Class                8/31/18                8/31/17
--------------------------------------------------------------------------------
             A                    $9.40                  $9.54
--------------------------------------------------------------------------------
             C                    $9.39                  $9.53
--------------------------------------------------------------------------------
             C2                   $9.39                  $9.53
--------------------------------------------------------------------------------
             K                    $9.42                  $9.56
--------------------------------------------------------------------------------
             Y                    $9.38                  $9.52
--------------------------------------------------------------------------------

Distributions per Share: 9/1/17-8/31/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                         Investment        Short-Term          Long-Term
            Class         Income          Capital Gains       Capital Gains
--------------------------------------------------------------------------------
             A            $0.2036            $ --                $ --
--------------------------------------------------------------------------------
             C            $0.1822            $ --                $ --
--------------------------------------------------------------------------------
             C2           $0.1814            $ --                $ --
--------------------------------------------------------------------------------
             K            $0.2360            $ --                $ --
--------------------------------------------------------------------------------
             Y            $0.2243            $ --                $ --
--------------------------------------------------------------------------------

The Bloomberg Barclays One- to Three-Year Government/Credit Index is an unmanaged measure of the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 11

Performance Update | 8/31/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Short Term Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2018)
--------------------------------------------------------
                                       Bloomberg
                                       Barclays
              Net        Public        One- to
              Asset      Offering      Three-Year
              Value      Price         Government/
Period        (NAV)      (POP)*        Credit Index
--------------------------------------------------------
10 years      2.46%       2.20%        1.62%
5 years       1.26        0.75         0.90
1 year        0.68       -1.84         0.15
--------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------
                Gross
--------------------------------------------------------
                0.84%
--------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays
                Pioneer Short Term              One- to Three-Year
                Income Fund                     Government/Credit Index
8/08            $ 9,750                         $10,000
8/09            $10,130                         $10,517
8/10            $10,858                         $10,874
8/11            $11,041                         $11,063
8/12            $11,483                         $11,180
8/13            $11,679                         $11,230
8/14            $11,864                         $11,356
8/15            $11,952                         $11,448
8/16            $12,132                         $11,620
8/17            $12,353                         $11,724
8/18            $12,437                         $11,742

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share.

*POP returns shown above reflect the deduction of the maximum 2.50% front-end sales charge on Class A shares purchased prior to February 5, 2018.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Short Term Income Fund | Annual Report | 8/31/18

Performance Update | 8/31/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2018)
--------------------------------------------------------
                                        Bloomberg
                                        Barclays
                                        One- to
                                        Three-Year
               If         If            Government/
Period         Held       Redeemed      Credit Index
--------------------------------------------------------
10 years       1.96%      1.96%         1.62%
5 years        1.02       1.02          0.90
1 year         0.45       0.45          0.15
--------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------
                Gross
--------------------------------------------------------
                1.05%
--------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays
                Pioneer Short Term              One- to Three-Year
                Income Fund                     Government/Credit Index
8/08            $10,000                         $10,000
8/09            $10,315                         $10,517
8/10            $10,966                         $10,874
8/11            $11,068                         $11,063
8/12            $11,420                         $11,180
8/13            $11,544                         $11,230
8/14            $11,696                         $11,356
8/15            $11,743                         $11,448
8/16            $11,890                         $11,620
8/17            $12,090                         $11,724
8/18            $12,145                         $11,742

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year were subject to a 1% contingent deferred sales charge (CDSC) through July 31, 2013. The CDSC for Class C shares was eliminated effective August 1, 2013. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Effective September 1, 2018, Class C shares will automatically convert to Class A shares after 10 years.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 13

Performance Update | 8/31/18                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2018)
--------------------------------------------------------
                                       Bloomberg
                                       Barclays
                                       One- to
                                       Three-Year
              If         If            Government/
Period        Held       Redeemed      Credit Index
--------------------------------------------------------
10 years      1.97%      1.97%         1.62%
5 years       1.04       1.04          0.90
1 year        0.44       0.44          0.15
--------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
----------------------------------------
                Gross
----------------------------------------
                1.05%
----------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays
                Pioneer Short Term              One- to Three-Year
                Income Fund                     Government/Credit Index
8/08            $10,000                         $10,000
8/09            $10,315                         $10,517
8/10            $10,966                         $10,874
8/11            $11,068                         $11,063
8/12            $11,420                         $11,180
8/13            $11,545                         $11,230
8/14            $11,704                         $11,356
8/15            $11,764                         $11,448
8/16            $11,914                         $11,620
8/17            $12,102                         $11,724
8/18            $12,156                         $11,742

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for periods prior to the inception of Class C2 shares on August 1, 2013 is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses.

"If Held" results represent the percent change in net asset value per share. Class C2 shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Redeemed" returns for Class C2 shares shown in the table above reflect the deduction of the 1% CDSC. Class C2 shares held for one year or more are not subject to a CDSC. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Effective September 1, 2018, Class C2 shares will automatically convert to Class A shares after 10 years.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Short Term Income Fund | Annual Report | 8/31/18

Performance Update | 8/31/18                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2018)
--------------------------------------------------------
                                     Bloomberg
                                     Barclays
                  Net                One- to
                  Asset              Three-Year
                  Value              Government/
Period            (NAV)              Credit Index
--------------------------------------------------------
10 years          2.61%              1.62%
5 years           1.55               0.90
1 year            1.03               0.15
--------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------
                Gross
--------------------------------------------------------
                0.49%
--------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                Bloomberg Barclays
                Pioneer Short Term              One- to Three-Year
                Income Fund                     Government/Credit Index
8/08            $5,000,000                      $5,000,000
8/09            $5,194,769                      $5,258,422
8/10            $5,568,334                      $5,436,973
8/11            $5,662,262                      $5,531,417
8/12            $5,888,719                      $5,589,955
8/13            $5,989,410                      $5,615,041
8/14            $6,084,212                      $5,678,063
8/15            $6,151,090                      $5,724,054
8/16            $6,262,512                      $5,809,758
8/17            $6,403,679                      $5,862,103
8/18            $6,469,370                      $5,871,114

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 15

Performance Update | 8/31/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2018)
--------------------------------------------------------
                                       Bloomberg
                                       Barclays
                    Net                One- to
                    Asset              Three-Year
                    Value              Government/
Period              (NAV)              Credit Index
--------------------------------------------------------
10 years            2.74%              1.62%
5 years             1.49               0.90
1 year              0.90               0.15
--------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------
                Gross
--------------------------------------------------------
                0.61%
--------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                Bloomberg Barclays
                Pioneer Short Term              One- to Three-Year
                Income Fund                     Government/Credit Index
8/08            $5,000,000                      $5,000,000
8/09            $5,205,673                      $5,258,422
8/10            $5,603,424                      $5,436,973
8/11            $5,719,221                      $5,531,417
8/12            $5,961,917                      $5,589,955
8/13            $6,083,007                      $5,615,041
8/14            $6,195,183                      $5,678,063
8/15            $6,255,368                      $5,724,054
8/16            $6,362,424                      $5,809,758
8/17            $6,492,261                      $5,862,103
8/18            $6,550,942                      $5,871,114

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Short Term Income Fund | Annual Report | 8/31/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from March 1, 2018, through August 31, 2018.

---------------------------------------------------------------------------------------
Share Class                   A            C           C2            K            Y
---------------------------------------------------------------------------------------
Beginning Account         $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 3/1/18
---------------------------------------------------------------------------------------
Ending Account            $1,008.72    $1,008.64    $1,008.64    $1,011.62    $1,009.91
Value (after expenses)
on 8/31/18
---------------------------------------------------------------------------------------
Expenses Paid                 $4.46        $5.37        $5.37        $2.54        $3.24
During Period*
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.88%, 1.06%, 1.06%, 0.50%, and 0.64% for classes A, C, C2, K, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365, (to reflect the partial year period).


                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2018, through August 31, 2018.

---------------------------------------------------------------------------------------
Share Class                   A            C           C2            K            Y
---------------------------------------------------------------------------------------
Beginning Account         $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 3/1/18
---------------------------------------------------------------------------------------
Ending Account            $1,020.77    $1,019.86    $1,019.86    $1,022.68    $1,021.98
Value (after expenses)
on 8/31/18
---------------------------------------------------------------------------------------
Expenses Paid                 $4.48        $5.40        $5.40        $2.55        $3.26
During Period*
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.88%, 1.06%, 1.06%, 0.50%, and 0.64% for classes A, C, C2, K, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365, (to reflect the partial year period).


18 Pioneer Short Term Income Fund | Annual Report | 8/31/18

Schedule of Investments | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              UNAFFILIATED ISSUERS -- 99.8%
                              ASSET BACKED SECURITIES -- 18.2% of Net Assets
                              BANKS -- 16.4%
                              Thrifts & Mortgage Finance -- 16.4%
   212,460(a)                 321 Henderson Receivables I LLC, Series 2005-1A, Class A1,
                              2.293% (1 Month USD LIBOR + 23 bps), 11/15/40 (144A)                           $    202,428
   326,873(a)                 321 Henderson Receivables I LLC, Series 2006-2A, Class A1,
                              2.263% (1 Month USD LIBOR + 20 bps), 6/15/41 (144A)                                 320,095
   258,707(a)                 321 Henderson Receivables I LLC, Series 2007-1A, Class A1,
                              2.263% (1 Month USD LIBOR + 20 bps), 3/15/42 (144A)                                 245,916
   314,892                    ACC Trust, Series 2018-1, Class A, 3.7%, 12/21/20 (144A)                            314,924
 1,500,000                    Access Point Funding I LLC, Series 2017-A, Class B, 3.97%,
                              4/15/29 (144A)                                                                    1,490,687
   210,431(a)                 ACE Securities Corp. Home Equity Loan Trust, Series 2005-WF1,
                              Class M2, 2.725% (1 Month USD LIBOR + 66 bps), 5/25/35                              210,630
    12,962                    Alterna Funding II LLC, Series 2015-1A, Class A, 2.5%,
                              2/15/24 (144A)                                                                       12,950
   110,887                    Alterna Funding II LLC, Series 2015-1A, Class B, 3.2%,
                              2/15/24 (144A)                                                                      110,887
   116,674                    American Credit Acceptance Receivables Trust, Series 2016-4,
                              Class B, 2.11%, 2/12/21 (144A)                                                      116,609
   500,000                    American Credit Acceptance Receivables Trust, Series 2017-3,
                              Class B, 2.25%, 1/11/21 (144A)                                                      499,229
 1,500,000                    Americredit Automobile Receivables Trust, Series 2018-2,
                              Class D, 4.01%, 7/18/24                                                           1,505,530
    71,678(a)                 Ameriquest Mortgage Securities, Inc. Asset-Backed
                              Pass-Through Ctfs, Series 2005-R11, Class A2D, 2.395%
                              (1 Month USD LIBOR + 33 bps), 1/25/36                                                71,674
   462,260(a)                 AMSR Trust, Series 2016-SFR1, Class C, 4.31% (1 Month
                              USD LIBOR + 225 bps), 11/17/33 (144A)                                               462,954
   700,000                    Ascentium Equipment Receivables Trust, Series 2016-2A,
                              Class D, 4.2%, 9/12/22 (144A)                                                       702,938
   300,000                    Ascentium Equipment Receivables Trust, Series 2017-2A,
                              Class D, 3.56%, 10/10/25 (144A)                                                     293,490
    36,489(a)                 Asset Backed Securities Corp. Home Equity Loan Trust,
                              Series 2003-HE1, Class M2, 5.588% (1 Month USD
                              LIBOR + 353 bps), 1/15/33                                                            36,547
    17,594(a)                 Asset Backed Securities Corp. Home Equity Loan Trust,
                              Series 2006-HE1, Class A3, 2.265% (1 Month USD
                              LIBOR + 20 bps), 1/25/36                                                             17,476
   250,000                    Axis Equipment Finance Receivables IV LLC, Series 2018-1A,
                              Class D, 3.98%, 4/22/24 (144A)                                                      248,365
 1,225,000(a)                 BA Credit Card Trust, Series 2016-A1, Class A, 2.453%
                              (1 Month USD LIBOR + 39 bps), 10/15/21                                            1,227,928
   400,000(a)                 Barclays Dryrock Issuance Trust, Series 2017-2, Class A,
                              2.363% (1 Month USD LIBOR + 30 bps), 5/15/23                                        400,360
    26,366(b)                 Bayview Financial Asset Trust, Series 2003-AA, Class M1,
                              4.91%, 2/25/33 (144A)                                                                26,292

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 19

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
   400,000                    BCC Funding Corp. X, Series 2015-1, Class D, 4.544%,
                              12/21/20 (144A)                                                                $    397,823
   800,000                    BCC Funding Corp. X, Series 2015-1, Class E, 5.523%,
                              1/20/21 (144A)                                                                      805,068
   500,000                    BCC Funding Corp. X, Series 2015-1, Class F, 6.985%,
                              8/21/23 (144A)                                                                      505,417
    18,256(a)                 Bear Stearns Asset Backed Securities I Trust, Series 2005-FR1,
                              Class M1, 2.815% (1 Month USD LIBOR + 75 bps), 6/25/35                               18,265
    39,570(a)                 Bear Stearns Asset Backed Securities Trust, Series 2006-SD2,
                              Class A3, 2.555% (1 Month USD LIBOR + 49 bps), 6/25/36                               39,545
    54,706(a)                 Bear Stearns Structured Products Trust, Series 2007-EMX1,
                              Class A1, 3.065% (1 Month USD LIBOR + 100 bps),
                              3/25/37 (144A)                                                                       56,395
   123,055                    BlueVirgo Trust, Series 2015-1A, 3.0%, 12/15/22 (144A)                              123,054
 1,500,000(a)                 Cabela's Credit Card Master Note Trust, Series 2014-2,
                              Class A, 2.513% (1 Month USD LIBOR + 45 bps), 7/15/22                             1,503,024
   207,763(a)                 Carrington Mortgage Loan Trust, Series 2006-OPT1,
                              Class A3, 2.245% (1 Month USD LIBOR + 18 bps), 2/25/36                              207,488
    18,386                    Cazenovia Creek Funding I LLC, Series 2015-1A, Class A,
                              2.0%, 12/10/23 (144A)                                                                18,317
 1,000,000                    Cazenovia Creek Funding II LLC, Series 2018-1A, Class B,
                              3.984%, 7/15/30 (144A)                                                              999,900
   238,461(a)                 CDC Mortgage Capital Trust, Series 2002-HE1, Class A,
                              2.685% (1 Month USD LIBOR + 62 bps), 1/25/33                                        234,976
    62,928(a)                 Chase Funding Trust, Series 2003-3, Class 2A2, 2.605%
                              (1 Month USD LIBOR + 54 bps), 4/25/33                                                59,291
   120,104(c)                 Chase Funding Trust, Series 2003-6, Class 1A7,
                              5.075%, 11/25/34                                                                    123,040
    73,568(a)                 Chesapeake Funding II LLC, Series 2016-1A, Class A2,
                              3.213% (1 Month USD LIBOR + 115 bps), 3/15/28 (144A)                                 73,784
   332,331(a)                 Chesapeake Funding II LLC, Series 2017-3A, Class A2,
                              2.403% (1 Month USD LIBOR + 34 bps), 8/15/29 (144A)                                 332,563
   187,500(a)                 CIFC Funding, Ltd., Series 2013-1A, Class X, 3.189%
                              (3 Month USD LIBOR + 85 bps), 7/16/30 (144A)                                        187,725
   200,000(a)                 Citibank Credit Card Issuance Trust, Series 2013-A7, Class A7,
                              2.493% (1 Month USD LIBOR + 43 bps), 9/10/20                                        200,018
   100,000(a)                 Citibank Credit Card Issuance Trust, Series 2017-A1, Class A1,
                              2.31% (1 Month USD LIBOR + 25 bps), 1/19/21                                         100,076
   750,000(a)                 Citibank Credit Card Issuance Trust, Series 2017-A7, Class A7,
                              2.453% (1 Month USD LIBOR + 37 bps), 8/8/24                                         751,200
    35,630(a)                 Citigroup Mortgage Loan Trust, Inc., Series 2004-RES1, Class M2,
                              3.085% (1 Month USD LIBOR + 102 bps), 11/25/34                                       35,757
   124,521                    Colony American Finance, Ltd., Series 2015-1, Class A,
                              2.896%, 10/15/47 (144A)                                                             124,303
   400,000(c)                 Colony American Finance, Ltd., Series 2016-1, Class D,
                              5.972%, 6/15/48 (144A)                                                              416,843
   124,211(a)                 Colony Starwood Homes Trust, Series 2016-1A, Class C,
                              4.71% (1 Month USD LIBOR + 265 bps), 7/17/33 (144A)                                 124,311

The accompanying notes are an integral part of these financial statements.

20 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
   670,000(a)                 Colony Starwood Homes Trust, Series 2016-2A, Class B,
                              3.813% (1 Month USD LIBOR + 175 bps), 12/17/33 (144A)                          $    672,060
   250,000                    Commonbond Student Loan Trust, Series 2017-BGS, Class C,
                              4.44%, 9/25/42 (144A)                                                               251,909
   102,081                    Conn Funding II LP, Series 2017-B, Class A, 2.73%,
                              7/15/20 (144A)                                                                      102,065
   420,000                    Conn's Receivables Funding LLC, Series 2018-A, Class B,
                              4.65%, 1/15/23 (144A)                                                               421,112
   420,226(a)                 Conseco Finance Home Equity Loan Trust, Series 2002-C,
                              Class MV1, 3.563% (1 Month USD LIBOR + 150 bps), 5/15/32                            418,217
   377,732(a)                 Countrywide Asset-Backed Certificates, Series 2004-SD3,
                              Class A2, 3.165% (1 Month USD LIBOR + 110 bps),
                              9/25/34 (144A)                                                                      369,603
   384,528(a)                 Countrywide Asset-Backed Certificates, Series 2005-BC1,
                              Class M4, 2.965% (1 Month USD LIBOR + 90 bps), 5/25/35                              384,925
   284,650                    CPS Auto Receivables Trust, Series 2016-C, Class B, 2.48%,
                              9/15/20 (144A)                                                                      284,378
   250,000                    Credit Acceptance Auto Loan Trust, Series 2016-2A, Class C,
                              4.29%, 11/15/24 (144A)                                                              252,212
   251,643                    CRG Issuer, Series 2015-1, Class A, 4.07%, 7/10/22 (144A)                           250,384
 1,500,000(a)                 Discover Card Execution Note Trust, Series 2017-A3, Class A3,
                              2.293% (1 Month USD LIBOR + 23 bps), 10/17/22                                     1,502,335
   114,301(a)                 DRB Prime Student Loan Trust, Series 2016-B, Class A1,
                              3.865% (1 Month USD LIBOR + 180 bps), 6/25/40 (144A)                                118,532
   400,000                    Drive Auto Receivables Trust, Series 2016-CA, Class C,
                              3.02%, 11/15/21 (144A)                                                              400,370
   465,651                    Drive Auto Receivables Trust, Series 2017-1, Class B,
                              2.36%, 3/15/21                                                                      465,242
   422,491                    Drive Auto Receivables Trust, Series 2017-2, Class B,
                              2.25%, 6/15/21                                                                      422,012
   300,000                    Drive Auto Receivables Trust, Series 2017-3, Class B,
                              2.3%, 5/17/21                                                                       299,399
 1,160,000                    Drive Auto Receivables Trust, Series 2018-3, Class C,
                              3.72%, 9/16/24                                                                    1,161,894
   162,823(a)                 Drug Royalty II LP 2, Series 2014-1, Class A1, 5.189%
                              (3 Month USD LIBOR + 285 bps), 7/15/23 (144A)                                       164,301
   186,570                    DT Auto Owner Trust, Series 2017-1A, Class B, 2.26%,
                              2/16/21 (144A)                                                                      186,480
   500,000                    DT Auto Owner Trust, Series 2017-2A, Class B, 2.44%,
                              2/15/21 (144A)                                                                      499,480
   129,117(a)                 Earnest Student Loan Program LLC, Series 2017-A, Class A1,
                              3.065% (1 Month USD LIBOR + 100 bps), 1/25/41 (144A)                                130,525
   400,000                    Elm Trust, Series 2016-1A, Class A2, 4.163%, 6/20/25 (144A)                         398,426
   500,000                    Engs Commercial Finance Trust, Series 2016-1A, Class B,
                              3.45%, 3/22/22 (144A)                                                               484,516
   400,000                    Engs Commercial Finance Trust, Series 2018-1A, Class B,
                              3.8%, 2/22/23 (144A)                                                                399,031

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 21

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
   200,000                    Engs Commercial Finance Trust, Series 2018-1A, Class C,
                              4.05%, 2/22/23 (144A)                                                          $    199,514
   166,248                    Enterprise Fleet Financing LLC, Series 2016-2, Class A2,
                              1.74%, 2/22/22 (144A)                                                               165,561
    22,692(b)                 Equity One Mortgage Pass-Through Trust, Series 2004-2,
                              Class AF4, 4.624%, 7/25/34                                                           22,629
   200,000                    Exeter Automobile Receivables Trust, Series 2018-1A,
                              Class C, 3.03%, 1/17/23 (144A)                                                      197,889
   675,666(a)                 Fieldstone Mortgage Investment Trust, Series 2005-3,
                              Class 1A, 2.555% (1 Month USD LIBOR + 49 bps), 2/25/36                              669,135
   600,000(b)                 Finance of America Structured Securities Trust, Series 2017-HB1,
                              Class M3, 3.624%, 11/25/27 (144A)                                                   595,974
   200,000                    First Investors Auto Owner Trust, Series 2015-1A, Class D,
                              3.59%, 1/18/22 (144A)                                                               200,049
   500,000                    First Investors Auto Owner Trust, Series 2017-2A, Class C,
                              3.0%, 8/15/23 (144A)                                                                490,214
    20,000                    Flagship Credit Auto Trust, Series 2014-2, Class C, 3.95%,
                              12/15/20 (144A)                                                                      20,094
   264,000                    Flagship Credit Auto Trust, Series 2016-3, Class B, 2.43%,
                              6/15/21 (144A)                                                                      262,713
   437,363                    Flagship Credit Auto Trust, Series 2017-2, Class A, 1.85%,
                              7/15/21 (144A)                                                                      434,925
   243,396                    Foursight Capital Automobile Receivables Trust, Series 2016-1,
                              Class A2, 2.87%, 10/15/21 (144A)                                                    243,088
   247,154                    Foursight Capital Automobile Receivables Trust, Series 2017-1,
                              Class A, 2.37%, 4/15/22 (144A)                                                      245,838
   500,000                    Foursight Capital Automobile Receivables Trust, Series 2018-1,
                              Class D, 4.19%, 11/15/23 (144A)                                                     498,566
   252,135(a)                 Fremont Home Loan Trust, Series 2005-E, Class 1A1, 2.295%
                              (1 Month USD LIBOR + 23 bps), 1/25/36                                               250,645
   630,000                    GLS Auto Receivables Trust, Series 2017-1A, Class B, 2.98%,
                              12/15/21 (144A)                                                                     625,803
   885,219                    GLS Auto Receivables Trust, Series 2018-2A, Class A, 3.25%,
                              4/18/22 (144A)                                                                      885,478
   108,595(c)                 GMAT Trust, Series 2013-1A, Class A, 6.967%, 11/25/43 (144A)                        108,670
   260,712(c)                 GMAT Trust, Series 2015-1A, Class A1, 4.25%, 9/25/20 (144A)                         262,902
   304,395(a)                 GSAA Home Equity Trust, Series 2005-8, Class A3, 2.495%
                              (1 Month USD LIBOR + 43 bps), 6/25/35                                               304,856
   154,045(a)                 GSRPM Mortgage Loan Trust, Series 2003-2, Class M1,
                              3.415% (1 Month USD LIBOR + 135 bps), 6/25/33                                       153,556
    58,662(a)                 GSRPM Mortgage Loan Trust, Series 2006-1, Class A1,
                              2.365% (1 Month USD LIBOR + 30 bps), 3/25/35 (144A)                                  58,282
    34,969(a)                 GSRPM Mortgage Loan Trust, Series 2006-2, Class A2, 2.365%
                              (1 Month USD LIBOR + 30 bps), 9/25/36 (144A)                                         34,948
   119,525                    Hero Residual Funding, Series 2016-1R, Class A1,
                              4.5%, 9/21/42 (144A)                                                                118,928
   230,000                    HOA Funding LLC, Series 2014-1A, Class A2, 4.846%,
                              8/20/44 (144A)                                                                      226,308

The accompanying notes are an integral part of these financial statements.

22 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
    30,774(a)                 Home Equity Mortgage Trust, Series 2004-2, Class M2,
                              3.715% (1 Month USD LIBOR + 165 bps), 8/25/34                                  $     30,661
    67,471(c)                 Home Equity Mortgage Trust, Series 2004-6, Class M2,
                              5.821%, 4/25/35                                                                      67,798
   500,000(a)                 Home Partners of America Trust, Series 2016-2, Class C,
                              4.46% (1 Month USD LIBOR + 240 bps), 10/17/33 (144A)                                500,730
    33,411                    Honor Automobile Trust Securitization, Series 2016-1A,
                              Class A, 2.94%, 11/15/19 (144A)                                                      33,411
   700,000(a)                 Hunt CRE, Ltd., Series 2017-FL1, Class A, 3.063% (1 Month
                              USD LIBOR + 100 bps), 8/15/34 (144A)                                                701,650
   326,333                    Hyundai Auto Receivables Trust, Series 2014-B, Class C,
                              2.1%, 11/15/19                                                                      326,255
    74,812(a)                 Interstar Millennium Trust, Series 2003-3G, Class A2,
                              2.837% (3 Month USD LIBOR + 50 bps), 9/27/35                                         72,378
    31,378(a)                 Irwin Whole Loan Home Equity Trust, Series 2003-C,
                              Class M1, 3.065% (1 Month USD LIBOR + 100 bps), 6/25/28                              31,324
    65,750(a)                 Irwin Whole Loan Home Equity Trust, Series 2003-C,
                              Class M2, 4.065% (1 Month USD LIBOR + 200 bps), 6/25/28                              65,453
   475,000                    Kabbage Asset Securitization LLC, Series 2017-1,
                              Class A, 4.571%, 3/15/22 (144A)                                                     479,623
   116,873(a)                 Long Beach Mortgage Loan Trust, Series 2006-WL1,
                              Class 1A1, 2.525% (1 Month USD LIBOR + 46 bps), 1/25/46                             116,898
 1,000,000(a)                 Marathon CRE, Ltd., Series 2018-FL1, Class A, 3.213%
                              (1 Month USD LIBOR + 115 bps), 6/15/28 (144A)                                     1,001,712
    28,880                    MarketPlace Loan Trust, Series 2016-BS1, Class A, 4.5%,
                              1/15/21 (144A)                                                                       28,865
   198,288(b)                 Marriott Vacation Club Owner Trust, Series 2012-1A,
                              Class B, 3.5%, 5/20/30 (144A)                                                       197,184
    33,601(a)                 Mastr Specialized Loan Trust, Series 2006-1, Class A,
                              2.365% (1 Month USD LIBOR + 30 bps), 1/25/36 (144A)                                  33,583
   230,697                    MVW Owner Trust, Series 2014-1A, Class B, 2.7%,
                              9/22/31 (144A)                                                                      224,906
   900,000                    Nationstar HECM Loan Trust, Series 2017-1A, Class M1,
                              2.942%, 5/25/27 (144A)                                                              893,754
   400,000(b)                 Nationstar HECM Loan Trust, Series 2017-2A, Class M2,
                              3.967%, 9/25/27 (144A)                                                              400,750
   316,000(b)                 Nationstar HECM Loan Trust, Series 2018-1A, Class M1,
                              3.238%, 2/25/28 (144A)                                                              315,810
   600,000                    Navitas Equipment Receivables LLC, Series 2016-1,
                              Class C, 5.05%, 12/15/21 (144A)                                                     605,538
   500,000                    Navitas Equipment Receivables LLC, Series 2016-1,
                              Class D, 7.87%, 3/15/23 (144A)                                                      521,630
    31,784(b)                 New Century Home Equity Loan Trust, Series 2004-A,
                              Class AII9, 5.47%, 8/25/34                                                           33,004
   800,000                    New Residential Advance Receivables Trust Advance
                              Receivables Backed Notes, Series 2016-T2, Class BT2,
                              3.02%, 10/15/49 (144A)                                                              791,858

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 23

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
   453,954(a)                 Newtek Small Business Loan Trust, Series 2017-1,
                              Class B, 5.065% (1 Month USD LIBOR + 300 bps),
                              2/15/43 (144A)                                                                 $    456,259
   400,000(a)                 NextGear Floorplan Master Owner Trust, Series 2016-2A,
                              Class A1, 3.163% (1 Month USD LIBOR + 110 bps),
                              9/15/21 (144A)                                                                      403,440
   342,650(a)                 NovaStar Mortgage Funding Trust, Series 2003-1,
                              Class A2, 2.845% (1 Month USD LIBOR + 78 bps), 5/25/33                              341,675
   560,000(a)                 NovaStar Mortgage Funding Trust, Series 2004-3,
                              Class M4, 3.64% (1 Month USD LIBOR + 158 bps), 12/25/34                             563,330
   927,425(a)                 NovaStar Mortgage Funding Trust, Series 2005-3,
                              Class M1, 2.74% (1 Month USD LIBOR + 68 bps), 1/25/36                               925,182
   720,155(c)                 Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2,
                              Class A1, 3.0%, 7/25/57 (144A)                                                      708,991
   500,000                    Ocwen Master Advance Receivables Trust, Series 2016-T2,
                              Class BT2, 3.265%, 8/16/49 (144A)                                                   498,280
   300,000(a)                 Option One Mortgage Loan Trust, Series 2005-3, Class M2,
                              2.8% (1 Month USD LIBOR + 74 bps), 8/25/35                                          299,894
   118,134(b)                 Orange Lake Timeshare Trust, Series 2014-AA, Class B,
                              3.03%, 7/9/29 (144A)                                                                115,999
   205,383(c)                 OSAT Trust, Series 2016-NPL1, Class A1, 3.75%, 7/25/56 (144A)                       207,312
    32,775(a)                 Oscar US Funding Trust IV, Series 2016-1A, Class A2B,
                              3.763% (1 Month USD LIBOR + 170 bps), 7/15/20 (144A)                                 32,859
   107,385(a)                 Oscar US Funding Trust VI LLC, Series 2017-1A, Class A2B,
                              2.863% (1 Month USD LIBOR + 80 bps), 5/11/20 (144A)                                 107,506
   350,000                    Oscar US Funding Trust VIII LLC, Series 2018-1A, Class A3,
                              3.23%, 5/10/22 (144A)                                                               348,530
   750,000                    Oscar US Funding Trust IX LLC, Series 2018-2A, Class A3,
                              3.39%, 9/12/22 (144A)                                                               750,781
   500,000(a)                 Palmer Square Loan Funding, Ltd., Series 2018-1A, Class A2,
                              3.389% (3 Month USD LIBOR + 105 bps), 4/15/26 (144A)                                495,593
   135,299(a)                 Park Place Securities, Inc. Asset-Backed Pass-Through
                              Certificates, Series 2004-MHQ1, Class M2, 3.19% (1 Month
                              USD LIBOR + 113 bps), 12/25/34                                                      135,415
   300,000(a)                 PFS Financing Corp., Series 2017-AA, Class B, 3.013%
                              (1 Month USD LIBOR + 95 bps), 3/15/21 (144A)                                        299,983
   500,000(a)                 PFS Financing Corp., Series 2017-BA, Class A1, 2.663%
                              (1 Month USD LIBOR + 60 bps), 7/15/22 (144A)                                        501,745
 1,250,000(a)                 PNMAC GMSR Issuer Trust, Series 2018-GT2, Class A,
                              4.715% (1 Month USD LIBOR + 265 bps), 8/25/25 (144A)                              1,255,593
   445,034(c)                 Popular ABS Mortgage Pass-Through Trust, Series 2004-4,
                              Class M1, 4.368%, 9/25/34                                                           448,263
   728,822(c)                 Pretium Mortgage Credit Partners I LLC, Series 2017-NPL3,
                              Class A1, 3.25%, 6/29/32 (144A)                                                     723,918
   803,607(c)                 Pretium Mortgage Credit Partners I LLC, Series 2017-NPL4,
                              Class A1, 3.25%, 8/27/32 (144A)                                                     796,762
   395,275(a)                 Progress Residential Trust, Series 2016-SFR1, Class A,
                              3.56% (1 Month USD LIBOR + 150 bps), 9/17/33 (144A)                                 395,617

The accompanying notes are an integral part of these financial statements.

24 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
   500,000(a)                 Progress Residential Trust, Series 2016-SFR1, Class C, 4.56%
                              (1 Month USD LIBOR + 250 bps), 9/17/33 (144A)                                  $    500,711
   670,000(a)                 Progress Residential Trust, Series 2016-SFR2, Class B, 3.81%
                              (1 Month USD LIBOR + 175 bps), 1/17/34 (144A)                                       673,758
   300,000                    Progress Residential Trust, Series 2017-SFR1, Class B, 3.017%,
                              8/17/34 (144A)                                                                      291,833
   333,000                    Progress Residential Trust, Series 2017-SFR1, Class D, 3.565%,
                              8/17/34 (144A)                                                                      326,148
   500,000                    Purchasing Power Funding LLC, Series 2018-A, Class B, 3.58%,
                              8/15/22 (144A)                                                                      498,594
    74,232(a)                 Quest Trust, Series 2004-X1, Class A, 2.725% (1 Month
                              USD LIBOR + 66 bps), 3/25/34 (144A)                                                  74,117
    29,184(a)                 RAAC Trust, Series 2006-RP2, Class A, 2.315% (1 Month
                              USD LIBOR + 25 bps), 2/25/37 (144A)                                                  29,171
   600,000(a)                 RAMP Trust, Series 2005-RS7, Class M1, 2.565% (1 Month
                              USD LIBOR + 50 bps), 7/25/35                                                        600,767
   363,855(c)                 RCO Mortgage LLC, Series 2017-1, Class A1,
                              3.375%, 8/25/22 (144A)                                                              361,778
     7,415(a)                 RFSC Trust, Series 2004-RP1A, Class M2, 4.315% (1 Month
                              USD LIBOR + 225 bps), 11/25/42 (144A)                                                 7,414
 2,000,000                    Santander Drive Auto Receivables Trust, Series 2018-2,
                              Class E, 5.02%, 9/15/25                                                           2,008,089
   825,000                    Santander Drive Auto Receivables Trust, Series 2018-4,
                              Class D, 3.98%, 12/15/25                                                            827,431
    47,758(a)                 SASCO Mortgage Loan Trust, Series 2005-GEL1,
                              Class M1, 2.89% (1 Month USD LIBOR + 83 bps), 12/25/34                               47,666
   175,252                    SCF Equipment Trust LLC, Series 2016-1A, Class A, 3.62%,
                              11/20/21 (144A)                                                                     174,935
    30,793                    Sierra Auto Receivables Securitization Trust, Series 2016-1A,
                              Class A, 2.85%, 1/18/22 (144A)                                                       30,788
   587,906                    Sierra Timeshare Receivables Funding LLC, Series 2014-3A,
                              Class A, 2.3%, 10/20/31 (144A)                                                      584,373
   202,449                    Skopos Auto Receivables Trust, Series 2015-1A,
                              Class B, 5.43%, 12/15/23 (144A)                                                     202,819
   357,975                    Skopos Auto Receivables Trust, Series 2018-1A,
                              Class A, 3.19%, 9/15/21 (144A)                                                      357,781
   134,594                    Sofi Consumer Loan Program LLC, Series 2017-1,
                              Class A, 3.28%, 1/26/26 (144A)                                                      134,618
    81,165(a)                 Sofi Professional Loan Program LLC, Series 2016-C, Class A1,
                              3.165% (1 Month USD LIBOR + 110 bps), 10/27/36 (144A)                                82,111
   244,143(a)                 Specialty Underwriting & Residential Finance Trust, Series
                              2006-BC1, Class A2D, 2.365% (1 Month USD LIBOR +
                              30 bps), 12/25/36                                                                   244,427
   300,000                    SPS Servicer Advance Receivables Trust Advance Receivables
                              Backed Notes, Series 2016-T2, Class BT2, 3.1%,
                              11/15/49 (144A)                                                                     298,508
   500,000(a)                 Starwood Waypoint Homes Trust, Series 2017-1, Class B,
                              3.233% (1 Month USD LIBOR + 117 bps), 1/17/35 (144A)                                500,406

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 25

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     6,823(c)                 Structured Asset Securities Corp. Mortgage Loan Trust,
                              Series 2005-2XS, Class 1A5B, 5.15%, 2/25/35                                    $      6,906
   240,878                    Tax Ease Funding LLC, Series 2016-1A, Class A, 3.131%,
                              6/15/28 (144A)                                                                      240,505
   388,483(a)                 Terwin Mortgage Trust, Series 2006-1, Class 1A3, 2.445%
                              (1 Month USD LIBOR + 38 bps), 1/25/37 (144A)                                        390,061
   400,000                    Tidewater Auto Receivables Trust, Series 2018-AA, Class D,
                              4.3%, 11/15/24 (144A)                                                               399,994
   780,000                    Tidewater Sales Finance Master Trust, Series 2017-AA,
                              Class A, 4.55%, 4/15/21 (144A)                                                      779,683
   171,878                    TLF National Tax Lien Trust, Series 2017-1A, Class B, 3.84%,
                              12/15/29 (144A)                                                                     170,840
   643,656(b)                 Towd Point Mortgage Trust, Series 2015-2, Class 1A12,
                              2.75%, 11/25/60 (144A)                                                              631,971
   106,592(b)                 Towd Point Mortgage Trust, Series 2015-3, Class A1B, 3.0%,
                              3/25/54 (144A)                                                                      105,755
   398,115(b)                 Towd Point Mortgage Trust, Series 2016-1, Class A1,
                              3.5%, 2/25/55 (144A)                                                                397,841
   784,354(a)                 Towd Point Mortgage Trust, Series 2017-5, Class A1,
                              2.665% (1 Month USD LIBOR + 60 bps), 2/25/57 (144A)                                 785,063
   651,484(b)                 Towd Point Mortgage Trust, Series 2017-5, Class XA, 3.5%,
                              2/25/57 (144A)                                                                      644,050
 1,000,000(a)                 Trafigura Securitisation Finance Plc, Series 2017-1A, Class B,
                              3.763% (1 Month USD LIBOR + 170 bps), 12/15/20 (144A)                             1,006,914
   463,700(c)                 U.S. Residential Opportunity Fund IV Trust, Series 2017-1III,
                              Class A, 3.352%, 11/27/37 (144A)                                                    459,995
 1,000,000                    United Auto Credit Securitization Trust, Series 2016-2,
                              Class E, 5.5%, 1/10/23 (144A)                                                     1,008,327
   850,000                    United Auto Credit Securitization Trust, Series 2017-1,
                              Class C, 2.71%, 1/10/22 (144A)                                                      849,196
   128,287                    Upstart Securitization Trust, Series 2017-1, Class A, 2.639%,
                              6/20/24 (144A)                                                                      128,077
   800,000                    Upstart Securitization Trust, Series 2018-1, Class B, 3.887%,
                              8/20/25 (144A)                                                                      797,978
   231,337(c)                 VOLT LX LLC, Series 2017-NPL7, Class A1, 3.25%,
                              6/25/47 (144A)                                                                      229,963
   464,471(c)                 VOLT LXIII LLC, Series 2017-NP10, Class A1, 3.0%,
                              10/25/47 (144A)                                                                     459,738
    97,718                    Westgate Resorts LLC, Series 2014-1A, Class A, 2.15%,
                              12/20/26 (144A)                                                                      97,387
   537,451                    Westgate Resorts LLC, Series 2014-1A, Class C, 5.5%,
                              12/20/26 (144A)                                                                     539,227
    78,098                    Westgate Resorts LLC, Series 2015-2A, Class A, 3.2%,
                              7/20/28 (144A)                                                                       78,032
   446,107                    Westgate Resorts LLC, Series 2017-1A, Class B, 4.05%,
                              12/20/30 (144A)                                                                     441,356
   213,650                    Westlake Automobile Receivables Trust, Series 2016-1A,
                              Class C, 3.29%, 9/15/21 (144A)                                                      213,842

The accompanying notes are an integral part of these financial statements.

26 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
 1,000,000                    Westlake Automobile Receivables Trust, Series 2016-1A,
                              Class D, 4.55%, 9/15/21 (144A)                                                 $  1,008,445
   500,000                    Westlake Automobile Receivables Trust, Series 2016-2A,
                              Class E, 6.41%, 5/15/23 (144A)                                                      511,681
   650,000                    Westlake Automobile Receivables Trust, Series 2017-2A,
                              Class C, 2.59%, 12/15/22 (144A)                                                     644,381
   400,000                    Westlake Automobile Receivables Trust, Series 2018-1A,
                              Class E, 4.53%, 5/15/23 (144A)                                                      399,814
 1,250,000                    Westlake Automobile Receivables Trust, Series 2018-3A,
                              Class D, 4.0%, 10/16/23 (144A)                                                    1,253,613
   605,000                    Westlake Automobile Receivables Trust, Series 2018-3A,
                              Class E, 4.9%, 12/15/23 (144A)                                                      604,920
    75,000                    World Omni Automobile Lease Securitization Trust, Series
                              2017-A, Class A3, 2.13%, 4/15/20                                                     74,485
   300,000                    WRG Debt Funding II LLC, Series 2017-1, Class A, 4.458%,
                              3/15/26 (144A)                                                                      298,535
                                                                                                             -------------
                              Total Banks                                                                    $ 76,076,585
--------------------------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 0.0%+
                              Construction & Engineering -- 0.0%+
   147,153(a)                 Velocity Commercial Capital Loan Trust, Series 2016-1,
                              Class AFL, 4.515% (1 Month USD LIBOR + 245 bps),
                              4/25/46 (144A)                                                                 $    149,328
                                                                                                             -------------
                              Total Capital Goods                                                            $    149,328
--------------------------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 0.0%+
                              Hotels, Resorts & Cruise Lines -- 0.0%+
   161,460                    Welk Resorts LLC, Series 2013-AA, Class A, 3.1%,
                              3/15/29 (144A)                                                                 $    160,175
                                                                                                             -------------
                              Total Consumer Services                                                        $    160,175
--------------------------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 1.0%
                              Consumer Finance -- 1.0%
 1,500,000(a)                 Capital One Multi-Asset Execution Trust, Series 2016-A1,
                              Class A1, 2.513% (1 Month USD LIBOR + 45 bps), 2/15/22                         $  1,503,568
 2,690,000(a)                 Chase Issuance Trust, Series 2016-A1, Class A, 2.473%
                              (1 Month USD LIBOR + 41 bps), 5/15/21                                             2,696,871
   181,000                    CPS Auto Receivables Trust, Series 2014-C, Class C, 3.77%,
                              8/17/20 (144A)                                                                      181,685
                                                                                                             -------------
                                                                                                             $  4,382,124
--------------------------------------------------------------------------------------------------------------------------
                              Other Diversified Financial Services -- 0.0%+
    16,173                    Diamond Resorts Owner Trust, Series 2014-1, Class A, 2.54%,
                              5/20/27 (144A)                                                                 $     16,155
                                                                                                             -------------
                              Total Diversified Financials                                                   $  4,398,279
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 27

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              ENERGY -- 0.3%
                              Oil & Gas Exploration & Production -- 0.3%
   300,000(a)                 Arbor Realty Commercial Real Estate Notes, Ltd., Series
                              2016-FL1A, Class A, 3.763% (1 Month USD LIBOR + 170 bps),
                              9/15/26 (144A)                                                                 $    302,043
   499,954                    Axis Equipment Finance Receivables IV LLC, Series 2016-1A,
                              Class D, 4.67%, 3/20/22 (144A)                                                      503,565
   500,000                    Four Seas LP, Series 2017-1A, Class A1, 4.95%,
                              8/28/27 (144A)                                                                      488,535
                                                                                                             -------------
                                                                                                             $  1,294,143
                                                                                                             -------------
                              Total Energy                                                                   $  1,294,143
--------------------------------------------------------------------------------------------------------------------------
                              GOVERNMENT -- 0.1%
   134,813(a)                 Freddie Mac Structured Pass-Through Certificates, Series T-20,
                              Class A7, 2.365% (1 Month USD LIBOR + 30 bps), 12/25/29                        $    132,542
                                                                                                             -------------
                              Total Government                                                               $    132,542
--------------------------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                              Pharmaceuticals -- 0.1%
   582,005(a)                 Drug Royalty III LP 1, Series 2017-1A, Class A1, 4.839%
                              (3 Month USD LIBOR + 250 bps), 4/15/27 (144A)                                  $    584,510
                                                                                                             -------------
                              Total Health Care Equipment & Services                                         $    584,510
--------------------------------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 0.1%
                              Specialized REIT -- 0.1%
   181,274(b)                 Hilton Grand Vacations Trust, Series 2014-AA, Class B, 2.07%,
                              11/25/26 (144A)                                                                $    178,338
                                                                                                             -------------
                              Total Real Estate                                                              $    178,338
--------------------------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 0.2%
                              Trucking -- 0.2%
   500,000(a)                 Hertz Fleet Lease Funding LP, Series 2016-1, Class D,
                              5.413% (1 Month USD LIBOR + 335 bps), 4/10/30 (144A)                           $    506,634
   400,000(a)                 Hertz Fleet Lease Funding LP, Series 2016-1, Class E,
                              5.563% (1 Month USD LIBOR + 350 bps), 4/10/30 (144A)                                401,220
   400,000                    Hertz Fleet Lease Funding LP, Series 2018-1, Class C,
                              3.77%, 5/10/32 (144A)                                                               400,890
                                                                                                             -------------
                              Total Transportation                                                           $  1,308,744
--------------------------------------------------------------------------------------------------------------------------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $84,294,885)                                                             $ 84,282,644
--------------------------------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE OBLIGATIONS --
                              30.2% of Net Assets
                              BANKS -- 14.5%
                              Thrifts & Mortgage Finance -- 14.5%
 1,725,000(a)                 280 Park Avenue Mortgage Trust, Series 2017-280P, Class C,
                              3.313% (1 Month USD LIBOR + 125 bps), 9/15/34 (144A)                           $  1,724,998
 1,004,628(a)                 A10 Term Asset Financing LLC, Series 2017-1A, Class A1FL,
                              2.913% (1 Month USD LIBOR + 85 bps), 3/15/36 (144A)                               1,005,505

The accompanying notes are an integral part of these financial statements.

28 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
    90,792(a)                 Alternative Loan Trust, Series 2004-6CB, Class A, 2.645%
                              (1 Month USD LIBOR + 58 bps), 5/25/34                                          $     90,684
 1,300,000(a)                 BAMLL Commercial Mortgage Securities Trust, Series 2014-FL1,
                              Class B, 4.706% (1 Month USD LIBOR + 220 bps),
                              12/15/31 (144A)                                                                   1,302,649
   500,000(b)                 BAMLL Commercial Mortgage Securities Trust, Series 2016-FR14,
                              Class A, 3.032%, 2/27/48 (144A)                                                     491,056
    13,694(a)                 Banc of America Funding Trust, Series 2005-A, Class 5A2,
                              2.387% (1 Month USD LIBOR + 31 bps), 2/20/35                                         13,717
   339,752(a)                 Bancorp Commercial Mortgage Trust, Series 2017-CRE2,
                              Class A, 2.917% (1 Month USD LIBOR + 85 bps),
                              8/15/32 (144A)                                                                      339,379
   509,501(a)                 Bear Stearns ALT-A Trust, Series 2004-4, Class A1, 2.665%
                              (1 Month USD LIBOR + 60 bps), 6/25/34                                               508,218
    53,714(a)                 Bear Stearns ALT-A Trust, Series 2004-11, Class 1A2, 2.905%
                              (1 Month USD LIBOR + 84 bps), 11/25/34                                               53,585
   286,502(a)                 Bear Stearns ALT-A Trust, Series 2004-12, Class 1A1, 2.765%
                              (1 Month USD LIBOR + 70 bps), 1/25/35                                               286,240
   102,033(a)                 Bear Stearns ALT-A Trust, Series 2004-12, Class 1A2, 2.905%
                              (1 Month USD LIBOR + 84 bps), 1/25/35                                               101,803
   316,298(a)                 Bear Stearns ALT-A Trust, Series 2004-12, Class 1A4, 2.905%
                              (1 Month USD LIBOR + 84 bps), 1/25/35                                               316,172
    19,899(a)                 Bear Stearns ALT-A Trust, Series 2004-13, Class A1, 2.805%
                              (1 Month USD LIBOR + 74 bps), 11/25/34                                               19,896
    37,556(a)                 Bear Stearns ALT-A Trust, Series 2005-2, Class 1A1, 2.565%
                              (1 Month USD LIBOR + 50 bps), 3/25/35                                                37,546
 1,028,274(a)                 Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1, 2.605%
                              (1 Month USD LIBOR + 54 bps), 8/25/35                                             1,027,640
   385,391(b)                 Bear Stearns Commercial Mortgage Securities Trust, Series
                              2005-PWR7, Class B, 5.214%, 2/11/41                                                 383,826
    38,593(b)                 Bear Stearns Mortgage Securities, Inc., Series 1997-6,
                              Class 3B1, 4.023%, 6/25/30                                                           39,495
   466,166(a)                 Bellemeade Re, Ltd., Series 2017-1, Class M1, 3.765%
                              (1 Month USD LIBOR + 170 bps), 10/25/27 (144A)                                      469,252
 1,550,000(a)                 Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 3.665%
                              (1 Month USD LIBOR + 160 bps), 4/25/28 (144A)                                     1,557,993
 1,730,000(a)                 Bellemeade Re, Ltd., Series 2018-2A, Class M1B, 3.422%
                              (1 Month USD LIBOR + 135 bps), 8/25/28 (144A)                                     1,735,105
   542,624(a)                 BX Trust, Series 2017-APPL, Class B, 3.213% (1 Month USD
                              LIBOR + 115 bps), 7/15/34 (144A)                                                    542,961
 1,000,000(a)                 BX Trust, Series 2017-IMC, Class B, 3.463% (1 Month USD
                              LIBOR + 140 bps), 10/15/32 (144A)                                                 1,001,237
   689,521(a)                 BX Trust, Series 2017-SLCT, Class B, 3.263% (1 Month USD
                              LIBOR + 120 bps), 7/15/34 (144A)                                                    689,951
   700,000(a)                 BXMT, Ltd., Series 2017-FL1, Class A, 2.93% (1 Month USD
                              LIBOR + 87 bps), 6/15/35 (144A)                                                     701,088
   139,534                    Cendant Mortgage Corp., Series 2002-2, Class A6, 6.25%,
                              3/25/32 (144A)                                                                      141,076

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 29

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
   237,543(a)                 CG-CCRE Commercial Mortgage Trust, Series 2014-FL2,
                              Class A, 3.917% (1 Month USD LIBOR + 185 bps),
                              11/15/31 (144A)                                                                $    237,588
 1,000,000(a)                 CGDBB Commercial Mortgage Trust, Series 2017-BIOC,
                              Class B, 3.033% (1 Month USD LIBOR + 97 bps),
                              7/15/32 (144A)                                                                      999,998
   850,000(a)                 CGMS Commercial Mortgage Trust, Series 2017-MDRC,
                              Class C, 3.363% (1 Month USD LIBOR + 130 bps),
                              7/15/30 (144A)                                                                      849,074
    80,039(b)                 CHL Mortgage Pass-Through Trust, Series 2004-14, Class 4A1,
                              3.887%, 8/25/34                                                                      77,870
    18,370                    Citicorp Mortgage Securities REMIC Pass-Through Certificates
                              Trust, Series 2005-4, Class 2A1, 5.0%, 7/25/20                                       18,715
    21,473(b)                 Citigroup Commercial Mortgage Trust, Series 2008-C7,
                              Class A1A, 6.251%, 12/10/49                                                          21,473
   300,000(a)                 Citigroup Commercial Mortgage Trust, Series 2015-SHP2,
                              Class D, 5.363% (1 Month USD LIBOR + 330 bps),
                              7/15/27 (144A)                                                                      303,403
 1,500,000(a)                 Citigroup Commercial Mortgage Trust, Series 2015-SSHP,
                              Class C, 4.163% (1 Month USD LIBOR + 210 bps),
                              9/15/27 (144A)                                                                    1,495,128
     9,600                    Citigroup Mortgage Loan Trust, Inc., Series 2003-UP3, Class A1,
                              7.0%, 9/25/33                                                                         9,635
 1,000,000(a)                 CLNS Trust, Series 2017-IKPR, Class C, 3.167% (1 Month
                              USD LIBOR + 110 bps), 6/11/32 (144A)                                              1,002,503
 1,300,000(a)                 Cold Storage Trust, Series 2017-ICE3, Class C, 3.413%
                              (1 Month USD LIBOR + 135 bps), 4/15/36 (144A)                                     1,305,680
   500,000(a)                 Cold Storage Trust, Series 2017-ICE3, Class D, 4.163%
                              (1 Month USD LIBOR + 210 bps), 4/15/36 (144A)                                       502,811
   118,407(a)                 COMM Mortgage Trust, Series 2014-FL5, Class B, 3.458%
                              (1 Month USD LIBOR + 215 bps), 10/15/31 (144A)                                      118,222
   400,000(a)                 COMM Mortgage Trust, Series 2014-PAT, Class A, 2.871%
                              (1 Month USD LIBOR + 80 bps), 8/13/27 (144A)                                        400,000
   820,000(a)                 COMM Mortgage Trust, Series 2014-PAT, Class C, 3.721%
                              (1 Month USD LIBOR + 165 bps), 8/13/27 (144A)                                       819,999
 1,850,000(a)                 COMM Mortgage Trust, Series 2014-TWC, Class B, 3.671%
                              (1 Month USD LIBOR + 160 bps), 2/13/32 (144A)                                     1,852,322
   500,000(b)                 COMM Mortgage Trust, Series 2015-CR23, Class CMD,
                              3.807%, 5/10/48 (144A)                                                              496,811
   750,000(a)                 COMM Mortgage Trust, Series 2017-DLTA, Class B, 3.003%
                              (1 Month USD LIBOR + 94 bps), 8/15/35 (144A)                                        749,057
   174,362                    Credit Suisse First Boston Mortgage Securities Corp.,
                              Series 2002-10, Class 2A1, 7.5%, 5/25/32                                            187,175
    73,773                    Credit Suisse First Boston Mortgage Securities Corp.,
                              Series 2005-C2, Class AMFX, 4.877%, 4/15/37                                          73,142
    13,328                    CSFB Mortgage-Backed Trust, Series 2004-7, Class 6A1,
                              5.25%, 10/25/19                                                                      13,401
   141,010(b)                 CSMC, Series 2013-14R, Class 2A1, 2.5%, 10/27/37 (144A)                             141,541

The accompanying notes are an integral part of these financial statements.

30 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
    19,091(a)                 CSMC Trust, Series 2006-CF3, Class A1, 2.605% (1 Month
                              USD LIBOR + 54 bps), 10/25/36 (144A)                                           $     19,080
   474,703(b)                 CSMC Trust, Series 2014-OAK1, Class 2A4, 3.0%,
                              11/25/44 (144A)                                                                     473,008
   476,241(b)                 CSMC Trust, Series 2015-3, Class A3, 3.5%, 3/25/45 (144A)                           478,027
 1,000,000(a)                 CSMC Trust, Series 2017-HD, Class B, 3.413%
                              (1 Month USD LIBOR + 135 bps), 2/15/31 (144A)                                     1,000,625
 1,400,000(a)                 DBCG Mortgage Trust, Series 2017-BBG, Class A, 2.763%
                              (1 Month USD LIBOR + 70 bps), 6/15/34 (144A)                                      1,399,560
    44,403(a)                 Federal National Mortgage Association, Connecticut Avenue
                              Securities, Series 2013-C01, Class M1, 4.065% (1 Month
                              USD LIBOR + 200 bps), 10/25/23                                                       44,523
   110,040(a)                 Federal National Mortgage Association, Connecticut Avenue
                              Securities, Series 2014-C02, Class 1M1, 3.015% (1 Month
                              USD LIBOR + 95 bps), 5/25/24                                                        110,278
    85,824(a)                 Federal National Mortgage Association, Connecticut Avenue
                              Securities, Series 2016-C02, Class 1M1, 4.215% (1 Month
                              USD LIBOR + 215 bps), 9/25/28                                                        86,220
   526,648(a)                 Federal National Mortgage Association, Connecticut Avenue
                              Securities, Series 2017-C04, Class 2M1, 2.915% (1 Month
                              USD LIBOR + 85 bps), 11/25/29                                                       528,412
   228,872(a)                 Federal National Mortgage Association, Connecticut Avenue
                              Securities, Series 2017-C05, Class 1M1, 2.615% (1 Month
                              USD LIBOR + 55 bps), 1/25/30                                                        228,999
 1,297,959(a)                 Federal National Mortgage Association, Connecticut Avenue
                              Securities, Series 2017-C05, Class 1M2A, 4.265% (1 Month
                              USD LIBOR + 220 bps), 1/25/30                                                     1,328,731
 1,500,000(a)                 Federal National Mortgage Association, Connecticut Avenue
                              Securities, Series 2017-C07, Class 1M2A, 4.465% (1 Month
                              USD LIBOR + 240 bps), 5/25/30                                                     1,554,840
 1,275,597(a)                 Federal National Mortgage Association, Connecticut Avenue
                              Securities, Series 2018-C03, Class 1M1, 2.745% (1 Month
                              USD LIBOR + 68 bps), 10/25/30                                                     1,276,664
   345,883(b)                 FirstKey Mortgage Trust, Series 2014-1, Class A2, 3.0%,
                              11/25/44 (144A)                                                                     343,970
   611,072                    Freddie Mac Multifamily Structured Pass Through Certificates,
                              Series KJ09, Class A1, 2.016%, 4/25/22                                              597,826
    81,712(a)                 GAHR Commercial Mortgage Trust, Series 2015-NRF,
                              Class AFL1, 3.622% (1 Month USD LIBOR + 130 bps),
                              12/15/34 (144A)                                                                      81,738
   231,838(a)                 Global Mortgage Securitization, Ltd., Series 2005-A,
                              Class A2, 2.335% (1 Month USD LIBOR + 27 bps),
                              4/25/32 (144A)                                                                      225,750
 1,000,000(a)                 Great Wolf Trust, Series 2017-WOLF, Class C, 3.533%
                              (1 Month USD LIBOR + 132 bps), 9/15/34 (144A)                                     1,000,929
   500,000(b)                 GS Mortgage Securities Corp. Trust, Series 2016-RENT,
                              Class C, 4.202%, 2/10/29 (144A)                                                     502,310

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 31

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
 1,100,000(a)                 GS Mortgage Securities Corp. Trust, Series 2017-500K,
                              Class B, 2.963% (1 Month USD LIBOR + 90 bps),
                              7/15/32 (144A)                                                                 $  1,099,998
   500,000(a)                 GS Mortgage Securities Corp. Trust, Series 2017-STAY,
                              Class B, 3.163% (1 Month USD LIBOR + 110 bps),
                              7/15/32 (144A)                                                                      502,266
 1,200,000(a)                 GS Mortgage Securities Corp. Trust, Series 2018-TWR,
                              Class A, 2.963% (1 Month USD LIBOR + 90 bps),
                              7/15/31 (144A)                                                                    1,200,022
 1,500,000(b)                 GS Mortgage Securities RE-Remic Trust, Series 2015-FRR1,
                              Class K3A, 4.631%, 6/27/41                                                        1,500,808
   316,852(a)                 HomeBanc Mortgage Trust, Series 2004-2, Class A1,
                              2.805% (1 Month USD LIBOR + 74 bps), 12/25/34                                       315,831
   771,900(a)                 HomeBanc Mortgage Trust, Series 2005-3, Class A1,
                              2.305% (1 Month USD LIBOR + 24 bps), 7/25/35                                        766,551
   726,212(a)                 Homestar Mortgage Acceptance Corp., Series 2004-1, Class A1,
                              2.705% (1 Month USD LIBOR + 64 bps), 3/25/34                                        716,675
   700,000(a)                 Hospitality Mortgage Trust, Series 2017-HIT, Class E, 5.633%
                              (1 Month USD LIBOR + 355 bps), 5/8/30 (144A)                                        703,286
 1,000,000(a)                 IMT Trust, Series 2017-APTS, Class BFL, 3.013% (1 Month
                              USD LIBOR + 95 bps), 6/15/34 (144A)                                                 999,998
    35,283(b)                 IndyMac INDX Mortgage Loan Trust, Series 2004-AR6,
                              Class 6A1, 4.481%, 10/25/34                                                          35,191
     7,309(b)                 JP Morgan Chase Commercial Mortgage Securities Trust,
                              Series 2004-LN2, Class A1A, 4.838%, 7/15/41 (144A)                                    7,327
    60,020(a)                 JP Morgan Chase Commercial Mortgage Securities Trust,
                              Series 2006-LDP9, Class A3SF, 2.218% (1 Month USD
                              LIBOR + 16 bps), 5/15/47                                                             59,916
   155,688(a)                 JP Morgan Chase Commercial Mortgage Securities Trust,
                              Series 2014-FL4, Class C, 4.263% (1 Month USD
                              LIBOR + 220 bps), 12/15/30 (144A)                                                   155,832
   375,000(a)                 JP Morgan Chase Commercial Mortgage Securities Trust,
                              Series 2017-FL11, Class B, 3.163% (1 Month USD
                              LIBOR + 110 bps), 10/15/32 (144A)                                                   375,431
   750,000(a)                 JP Morgan Chase Commercial Mortgage Securities Trust,
                              Series 2018-PHH, Class B, 3.223% (1 Month USD
                              LIBOR + 116 bps), 6/15/35 (144A)                                                    751,403
   913,123(a)                 JP Morgan Mortgage Trust, Series 2018-7FRB, Class A2, 2.814%
                              (1 Month USD LIBOR + 75 bps), 4/25/46 (144A)                                        914,644
   547,978(a)                 JP Morgan Seasoned Mortgage Trust, Series 2014-1, Class AM,
                              2.565% (1 Month USD LIBOR + 50 bps), 5/25/33 (144A)                                 543,697
 1,159,863(b)                 JP Morgan Seasoned Mortgage Trust, Series 2014-1, Class B1,
                              2.727%, 5/25/33 (144A)                                                            1,147,946
   544,799(a)                 La Hipotecaria Panamanian Mortgage Trust, Series 2007-1GA,
                              Class A, 4.0% (Panamanian Mortgage Reference
                              Rate - 125 bps), 12/23/36 (144A)                                                    541,394
   695,266(a)                 LSTAR Securities Investment, Ltd., Series 2017-6, Class A,
                              3.832% (1 Month USD LIBOR + 175 bps), 9/1/22 (144A)                                 695,918

The accompanying notes are an integral part of these financial statements.

32 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
   394,245(a)                 LSTAR Securities Investment, Ltd., Series 2017-7, Class A,
                              0.038% (1 Month USD LIBOR + 175 bps), 10/1/22 (144A)                           $    396,768
   321,522(a)                 Merrill Lynch Mortgage Investors Trust, Series 2003-A,
                              Class 1A, 2.805% (1 Month USD LIBOR + 74 bps), 3/25/28                              308,576
   108,328(a)                 Merrill Lynch Mortgage Investors Trust, Series 2003-G,
                              Class A1, 2.705% (1 Month USD LIBOR + 64 bps), 1/25/29                              105,294
    29,627(b)                 Merrill Lynch Mortgage Investors Trust, Series 2003-G,
                              Class A3, 3.674%, 1/25/29                                                            29,442
   186,273(a)                 Merrill Lynch Mortgage Investors Trust, Series 2003-H, Class A1,
                              2.705% (1 Month USD LIBOR + 64 bps), 1/25/29                                        184,211
    52,142(a)                 Merrill Lynch Mortgage Investors Trust, Series 2004-G,
                              Class A2, 3.104% (6 Month USD LIBOR + 60 bps), 1/25/30                               51,245
     3,074(b)                 Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class D,
                              5.54%, 11/12/37                                                                       3,070
   707,095                    Morgan Stanley Bank of America Merrill Lynch Trust, Series
                              2014-C15, Class A2, 2.979%, 4/15/47                                                 707,020
   426,670(b)                 Morgan Stanley Capital I Trust, Series 2007-T25, Class AJ,
                              5.574%, 11/12/49                                                                    430,801
   500,000(a)                 Morgan Stanley Capital I Trust, Series 2017-CLS, Class C,
                              3.063% (1 Month USD LIBOR + 100 bps), 11/15/34 (144A)                               500,000
 1,000,000(a)                 Morgan Stanley Capital I Trust, Series 2018-BOP, Class C, 3.6%
                              (1 Month USD LIBOR + 150 bps), 6/15/35 (144A)                                     1,000,010
     4,272(a)                 Morgan Stanley Mortgage Loan Trust, Series 2005-5AR,
                              Class 1A1, 2.335% (1 Month USD LIBOR + 27 bps), 9/25/35                               4,274
   103,991(a)                 Morgan Stanley Mortgage Loan Trust, Series 2005-6AR,
                              Class 1A1, 2.345% (1 Month USD LIBOR + 28 bps), 11/25/35                            104,366
   379,343(a)                 MortgageIT Trust, Series 2004-1, Class A1, 2.845%
                              (1 Month USD LIBOR + 78 bps), 11/25/34                                              372,178
 1,358,785(a)                 Motel 6 Trust, Series 2017-MTL6, Class C, 3.463%
                              (1 Month USD LIBOR + 140 bps), 8/15/34 (144A)                                     1,359,630
   471,472(b)                 Oaks Mortgage Trust, Series 2015-1, Class A9, 3.0%,
                              4/25/46 (144A)                                                                      469,321
   465,360(a)                 Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through
                              Certificates, Series 2005-4, Class 1A2, 2.455% (1 Month
                              USD LIBOR + 39 bps), 11/25/35                                                       459,369
   211,337(a)                 Pepper Residential Securities Trust No. 18, Series 18A,
                              Class A1UA, 3.017% (1 Month USD LIBOR + 95 bps),
                              3/12/47 (144A)                                                                      211,127
 1,000,000(a)                 Radnor Re, Ltd., Series 2018-1, Class M1, 3.465%
                              (1 Month USD LIBOR + 140 bps), 3/25/28 (144A)                                     1,001,662
     1,579(a)                 RALI Trust, Series 2002-QS16, Class A2, 2.615%
                              (1 Month USD LIBOR + 55 bps), 10/25/17                                                1,578
       767                    RALI Trust, Series 2003-QS14, Class A1, 5.0%, 7/25/18                                   763
   106,198(a)                 ReadyCap Commercial Mortgage Trust, Series 2017-FL1,
                              Class A, 2.915% (1 Month USD LIBOR + 85 bps),
                              5/25/34 (144A)                                                                      106,198
   624,153(a)                 RESI Finance LP, Series 2003-CB1, Class B3, 3.513%
                              (1 Month USD LIBOR + 145 bps), 6/10/35 (144A)                                       552,997

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 33

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
   166,688(a)                 Resimac Premier, Series 2014-1A, Class A1, 3.026% (3 Month
                              USD LIBOR + 70 bps), 12/12/45 (144A)                                           $    166,441
   283,606(a)                 Resimac Premier, Series 2017-1A, Class A1A, 3.017%
                              (1 Month USD LIBOR + 95 bps), 9/11/48 (144A)                                        283,571
   561,631(a)                 Resource Capital Corp., Ltd., Series 2017-CRE5, Class A, 2.86%
                              (1 Month USD LIBOR + 80 bps), 7/15/34 (144A)                                        561,630
    84,413(b)                 Sequoia Mortgage Trust, Series 2013-8, Class A1, 3.0%, 6/25/43                       81,635
 1,033,680(b)                 Sequoia Mortgage Trust, Series 2015-1, Class A6, 2.5%,
                              1/25/45 (144A)                                                                    1,010,990
 1,550,000(a)                 STACR Trust, Series 2018-HRP1, Class M2, 3.714%
                              (1 Month USD LIBOR + 165 bps), 4/25/43 (144A)                                     1,566,279
   994,102(a)                 Stonemont Portfolio Trust, Series 2017-MONT, Class B, 3.177%
                              (1 Month USD LIBOR + 110 bps), 8/20/30 (144A)                                       994,095
    72,531(a)                 Structured Asset Mortgage Investments II Trust, Series 2005-F1,
                              Class FA, 2.564% (1 Month USD LIBOR + 50 bps), 8/26/35                               72,267
   602,073(b)                 Sutherland Commercial Mortgage Loans, Series 2017-SBC6,
                              Class A, 3.192%, 5/25/37 (144A)                                                     602,494
   432,791(a)                 Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class C,
                              3.429% (1 Month USD LIBOR + 135 bps), 11/11/34 (144A)                               433,871
   925,000(b)                 WaMu Commercial Mortgage Securities Trust, Series 2006-SL1,
                              Class C, 2.949%, 11/23/43 (144A)                                                    927,833
 1,000,000(a)                 Wells Fargo Commercial Mortgage Trust, Series 2017-SMP,
                              Class C, 3.263% (1 Month USD LIBOR + 120 bps),
                              12/15/34 (144A)                                                                   1,002,382
    42,105(a)                 Wells Fargo Mortgage Backed Securities Trust, Series 2005-4,
                              Class A6, 2.665% (1 Month USD LIBOR + 60 bps), 4/25/35                               41,542
   782,775(b)                 WinWater Mortgage Loan Trust, Series 2015-2, Class A5, 3.0%,
                              2/20/45 (144A)                                                                      778,066
                                                                                                             -------------
                              Total Banks                                                                    $ 67,455,240
--------------------------------------------------------------------------------------------------------------------------
                              ENERGY -- 0.5%
                              Oil & Gas Exploration & Production -- 0.5%
 1,580,000(a)                 Oaktown Re II, Ltd., Series 2018-1A, Class M1, 3.615%
                              (1 Month USD LIBOR + 155 bps), 7/25/28 (144A)                                  $  1,582,046
   246,680(a)                 Oaktown Re, Ltd., Series 2017-1A, Class M1, 4.315%
                              (1 Month USD LIBOR + 225 bps), 4/25/27 (144A)                                       247,792
   367,421(a)                 RAIT Trust, Series 2017-FL7, Class A, 3.013% (1 Month
                              USD LIBOR + 95 bps), 6/15/37 (144A)                                                 367,600
                                                                                                             -------------
                              Total Energy                                                                   $  2,197,438
--------------------------------------------------------------------------------------------------------------------------
                              GOVERNMENT -- 15.1%
   506,020(b)                 Fannie Mae Grantor Trust, Series 2004-T2, Class 2A,
                              4.25%, 7/25/43                                                                 $    531,847
   149,747(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 2071,
                              Class F, 2.563% (1 Month USD LIBOR + 50 bps), 7/15/28                               151,247
   110,967(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 2315,
                              Class FW, 2.613% (1 Month USD LIBOR + 55 bps), 4/15/27                              112,336

The accompanying notes are an integral part of these financial statements.

34 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Government -- (continued)
   269,366(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 2334,
                              Class FA, 2.563% (1 Month USD LIBOR + 50 bps), 7/15/31                         $    271,446
   335,278(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 2362,
                              Class F, 2.463% (1 Month USD LIBOR + 40 bps), 9/15/31                               334,797
   108,414(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 2391,
                              Class FJ, 2.563% (1 Month USD LIBOR + 50 bps), 4/15/28                              108,844
   333,940(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 2412,
                              Class GF, 3.013% (1 Month USD LIBOR + 95 bps), 2/15/32                              343,124
   132,948(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 2416,
                              Class FG, 2.51% (1 Month USD LIBOR + 45 bps), 2/17/32                               133,988
     5,005(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 2437,
                              Class FD, 2.119% (1 Month USD LIBOR + 20 bps), 10/15/20                               5,012
    74,539(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 2439,
                              Class F, 3.063% (1 Month USD LIBOR + 100 bps), 3/15/32                               76,294
   126,709(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 2470,
                              Class AF, 3.063% (1 Month USD LIBOR + 100 bps), 3/15/32                             130,394
   108,582(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 2489,
                              Class FA, 3.063% (1 Month USD LIBOR + 100 bps), 2/15/32                             111,900
   164,166(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 2498,
                              Class FL, 2.633% (1 Month USD LIBOR + 57 bps), 3/15/32                              165,191
   734,666(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 2551,
                              Class LF, 2.563% (1 Month USD LIBOR + 50 bps), 1/15/33                              738,698
   119,197(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 2567,
                              Class FJ, 2.463% (1 Month USD LIBOR + 40 bps), 2/15/33                              119,283
   500,169                    Federal Home Loan Mortgage Corp. REMICS, Series 2568,
                              Class KG, 5.5%, 2/15/23                                                             519,699
   449,459(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 2602,
                              Class FH, 2.373% (1 Month USD LIBOR + 31 bps), 4/15/33                              447,873
     7,687(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 2650,
                              Class FV, 2.463% (1 Month USD LIBOR + 40 bps), 12/15/32                               7,692
   380,220                    Federal Home Loan Mortgage Corp. REMICS, Series 2666,
                              Class OD, 5.5%, 8/15/23                                                             396,922
    20,810                    Federal Home Loan Mortgage Corp. REMICS, Series 2685,
                              Class CS, 4.0%, 10/15/18                                                             20,813
     6,280                    Federal Home Loan Mortgage Corp. REMICS, Series 2764,
                              Class OE, 4.5%, 3/15/19                                                               6,286
    36,378                    Federal Home Loan Mortgage Corp. REMICS, Series 2776,
                              Class QP, 4.0%, 1/15/34                                                              36,392
   255,740                    Federal Home Loan Mortgage Corp. REMICS, Series 2790,
                              Class TN, 4.0%, 5/15/24                                                             260,366
    25,995                    Federal Home Loan Mortgage Corp. REMICS, Series 2855,
                              Class WN, 4.0%, 9/15/19                                                              26,036
    93,100(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 2916,
                              Class NF, 2.313% (1 Month USD LIBOR + 25 bps), 1/15/35                               93,259
   242,587                    Federal Home Loan Mortgage Corp. REMICS, Series 2922,
                              Class GA, 5.5%, 5/15/34                                                             246,815
    38,551(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3042,
                              Class PF, 2.313% (1 Month USD LIBOR + 25 bps), 8/15/35                               38,563

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 35

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Government -- (continued)
   167,670(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3085,
                              Class VF, 2.383% (1 Month USD LIBOR + 32 bps), 12/15/35                        $    167,077
    25,975(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3102,
                              Class FG, 2.363% (1 Month USD LIBOR + 30 bps), 1/15/36                               25,958
    94,034(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3117,
                              Class FE, 2.363% (1 Month USD LIBOR + 30 bps), 2/15/36                               94,662
   257,694(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3136,
                              Class LF, 2.413% (1 Month USD LIBOR + 35 bps), 4/15/36                              258,004
    49,017(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3147,
                              Class PF, 2.363% (1 Month USD LIBOR + 30 bps), 4/15/36                               48,975
    62,131(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3173,
                              Class FC, 2.483% (1 Month USD LIBOR + 42 bps), 6/15/36                               62,252
   101,251(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3181,
                              Class HF, 2.563% (1 Month USD LIBOR + 50 bps), 7/15/36                              101,775
    33,404(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3235,
                              Class FX, 2.383% (1 Month USD LIBOR + 32 bps), 11/15/36                              33,373
    90,573(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3239,
                              Class EF, 2.413% (1 Month USD LIBOR + 35 bps), 11/15/36                              90,490
    41,324(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3239,
                              Class FB, 2.413% (1 Month USD LIBOR + 35 bps), 11/15/36                              41,287
    92,166(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3247,
                              Class FA, 2.313% (1 Month USD LIBOR + 25 bps), 8/15/36                               92,196
   360,183(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3266,
                              Class F, 2.363% (1 Month USD LIBOR + 30 bps), 1/15/37                               358,210
        20(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3335,
                              Class BF, 2.213% (1 Month USD LIBOR + 15 bps), 7/15/19                                   20
   117,483(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3373,
                              Class FB, 2.643% (1 Month USD LIBOR + 58 bps), 10/15/37                             118,843
   197,408(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3386,
                              Class FB, 2.438% (1 Month USD LIBOR + 38 bps), 11/15/37                             197,767
    83,333                    Federal Home Loan Mortgage Corp. REMICS, Series 3416,
                              Class BJ, 4.0%, 2/15/23                                                              84,061
   435,647                    Federal Home Loan Mortgage Corp. REMICS, Series 3527,
                              Class DA, 4.0%, 4/15/29                                                             444,829
 1,018,901                    Federal Home Loan Mortgage Corp. REMICS, Series 3581,
                              Class B, 4.0%, 10/15/24                                                           1,036,524
   107,258(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3610,
                              Class FA, 2.763% (1 Month USD LIBOR + 70 bps), 12/15/39                             109,198
   775,000                    Federal Home Loan Mortgage Corp. REMICS, Series 3614,
                              Class QB, 4.0%, 12/15/24                                                            794,413
   712,922                    Federal Home Loan Mortgage Corp. REMICS, Series 3649,
                              Class BW, 4.0%, 3/15/25                                                             719,562
   664,307                    Federal Home Loan Mortgage Corp. REMICS, Series 3693,
                              Class BD, 3.0%, 7/15/25                                                             662,489
    74,544                    Federal Home Loan Mortgage Corp. REMICS, Series 3706,
                              Class C, 2.0%, 8/15/20                                                               73,812
   431,948                    Federal Home Loan Mortgage Corp. REMICS, Series 3707,
                              Class HB, 4.0%, 8/15/25                                                             439,488

The accompanying notes are an integral part of these financial statements.

36 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Government -- (continued)
    54,004                    Federal Home Loan Mortgage Corp. REMICS, Series 3722,
                              Class AK, 1.75%, 9/15/20                                                       $     53,387
    72,427                    Federal Home Loan Mortgage Corp. REMICS, Series 3726,
                              Class BA, 2.0%, 8/15/20                                                              71,799
 1,141,362                    Federal Home Loan Mortgage Corp. REMICS, Series 3726,
                              Class PA, 3.0%, 8/15/40                                                           1,139,231
   337,807                    Federal Home Loan Mortgage Corp. REMICS, Series 3737,
                              Class MA, 1.5%, 10/15/22                                                            328,704
   261,907                    Federal Home Loan Mortgage Corp. REMICS, Series 3737,
                              Class NA, 3.5%, 6/15/25                                                             263,623
   250,812                    Federal Home Loan Mortgage Corp. REMICS, Series 3741,
                              Class TA, 3.5%, 3/15/25                                                             251,683
   485,822                    Federal Home Loan Mortgage Corp. REMICS, Series 3745,
                              Class BP, 3.5%, 8/15/25                                                             488,463
    94,249(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3745,
                              Class FB, 2.313% (1 Month USD LIBOR + 25 bps), 8/15/25                               94,249
   813,905                    Federal Home Loan Mortgage Corp. REMICS, Series 3753,
                              Class AS, 3.5%, 11/15/25                                                            822,182
    57,862                    Federal Home Loan Mortgage Corp. REMICS, Series 3760,
                              Class KH, 2.0%, 11/15/20                                                             57,400
   523,354                    Federal Home Loan Mortgage Corp. REMICS, Series 3763,
                              Class NE, 2.5%, 5/15/25                                                             519,080
    41,455(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3767,
                              Class JF, 2.363% (1 Month USD LIBOR + 30 bps), 2/15/39                               41,578
       165                    Federal Home Loan Mortgage Corp. REMICS, Series 3772,
                              Class BM, 3.5%, 10/15/18                                                                165
   643,119                    Federal Home Loan Mortgage Corp. REMICS, Series 3773,
                              Class PA, 3.5%, 6/15/25                                                             647,943
    31,714                    Federal Home Loan Mortgage Corp. REMICS, Series 3777,
                              Class DA, 3.5%, 10/15/24                                                             31,759
   259,184                    Federal Home Loan Mortgage Corp. REMICS, Series 3778,
                              Class D, 3.5%, 3/15/25                                                              260,662
   163,260                    Federal Home Loan Mortgage Corp. REMICS, Series 3779,
                              Class KJ, 2.75%, 11/15/25                                                           162,239
    56,675(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3784,
                              Class F, 2.463% (1 Month USD LIBOR + 40 bps), 7/15/23                                56,902
    39,480                    Federal Home Loan Mortgage Corp. REMICS, Series 3788,
                              Class AB, 3.5%, 11/15/28                                                             39,617
   119,681(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3807,
                              Class FM, 2.563% (1 Month USD LIBOR + 50 bps), 2/15/41                              120,691
   977,378                    Federal Home Loan Mortgage Corp. REMICS, Series 3810,
                              Class NV, 4.0%, 9/15/25                                                             980,778
   328,827                    Federal Home Loan Mortgage Corp. REMICS, Series 3815,
                              Class EA, 4.0%, 12/15/25                                                            331,479
     9,716                    Federal Home Loan Mortgage Corp. REMICS, Series 3816,
                              Class D, 3.5%, 8/15/28                                                                9,727
   140,828(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3850,
                              Class FC, 2.483% (1 Month USD LIBOR + 42 bps), 4/15/41                              140,709

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 37

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Government -- (continued)
   105,155                    Federal Home Loan Mortgage Corp. REMICS, Series 3858,
                              Class CA, 3.0%, 10/15/25                                                       $    105,128
   219,133(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3867,
                              Class PF, 2.463% (1 Month USD LIBOR + 40 bps), 3/15/41                              219,611
    38,272(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3868,
                              Class FA, 2.463% (1 Month USD LIBOR + 40 bps), 5/15/41                               38,363
    93,640                    Federal Home Loan Mortgage Corp. REMICS, Series 3873,
                              Class AG, 3.0%, 5/15/29                                                              93,779
   494,437                    Federal Home Loan Mortgage Corp. REMICS, Series 3875,
                              Class GL, 2.0%, 6/15/26                                                             483,214
   127,849(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3879,
                              Class AF, 2.493% (1 Month USD LIBOR + 43 bps), 6/15/41                              128,412
    46,697(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3914,
                              Class LF, 2.263% (1 Month USD LIBOR + 20 bps), 8/15/26                               46,738
   117,337(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3919,
                              Class AF, 2.413% (1 Month USD LIBOR + 35 bps), 3/15/30                              117,675
 1,167,479                    Federal Home Loan Mortgage Corp. REMICS, Series 3937,
                              Class PA, 4.0%, 8/15/39                                                           1,188,369
   154,783                    Federal Home Loan Mortgage Corp. REMICS, Series 3944,
                              Class LB, 2.0%, 2/15/25                                                             154,572
   111,241                    Federal Home Loan Mortgage Corp. REMICS, Series 3945,
                              Class A, 3.0%, 3/15/26                                                              111,053
   139,762                    Federal Home Loan Mortgage Corp. REMICS, Series 3953,
                              Class CD, 3.0%, 1/15/30                                                             140,230
    76,977(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3960,
                              Class FB, 2.363% (1 Month USD LIBOR + 30 bps), 2/15/30                               77,057
    94,115(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 3970,
                              Class GF, 2.363% (1 Month USD LIBOR + 30 bps), 9/15/26                               94,352
   505,841                    Federal Home Loan Mortgage Corp. REMICS, Series 3973,
                              Class MA, 3.0%, 8/15/25                                                             502,364
   365,077                    Federal Home Loan Mortgage Corp. REMICS, Series 3976,
                              Class A, 3.5%, 8/15/29                                                              369,318
   356,831                    Federal Home Loan Mortgage Corp. REMICS, Series 3976,
                              Class AE, 2.5%, 8/15/29                                                             355,787
   490,173                    Federal Home Loan Mortgage Corp. REMICS, Series 3979,
                              Class GA, 3.5%, 5/15/30                                                             497,165
   435,469                    Federal Home Loan Mortgage Corp. REMICS, Series 3984,
                              Class EA, 3.5%, 11/15/29                                                            438,018
 1,580,863                    Federal Home Loan Mortgage Corp. REMICS, Series 3990,
                              Class UM, 2.25%, 1/15/26                                                          1,559,862
   578,945                    Federal Home Loan Mortgage Corp. REMICS, Series 3996,
                              Class GN, 3.0%, 11/15/38                                                            576,923
 1,674,748                    Federal Home Loan Mortgage Corp. REMICS, Series 3997,
                              Class DG, 2.5%, 5/15/30                                                           1,669,511
    82,619(a)                 Federal Home Loan Mortgage Corp. REMICS, Series 4002,
                              Class YF, 2.613% (1 Month USD LIBOR + 55 bps), 2/15/42                               83,566
   198,531                    Federal Home Loan Mortgage Corp. REMICS, Series 4016,
                              Class AB, 2.0%, 9/15/25                                                             196,197

The accompanying notes are an integral part of these financial statements.

38 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Government -- (continued)
   447,013                    Federal Home Loan Mortgage Corp. REMICS, Series 4018,
                              Class AL, 2.0%, 3/15/27                                                        $    433,302
   334,516                    Federal Home Loan Mortgage Corp. REMICS, Series 4142,
                              Class PG, 2.0%, 12/15/32                                                            324,399
   487,125                    Federal Home Loan Mortgage Corp. REMICS, Series 4170,
                              Class QE, 2.0%, 5/15/32                                                             474,217
   315,755                    Federal Home Loan Mortgage Corp. REMICS, Series 4221,
                              Class GA, 1.4%, 7/15/23                                                             304,066
   719,574                    Federal Home Loan Mortgage Corp. REMICS, Series 4234,
                              Class AH, 2.5%, 7/15/28                                                             707,803
   149,912                    Federal Home Loan Mortgage Corp. REMICS, Series 4366,
                              Class VA, 3.0%, 12/15/25                                                            148,778
 1,048,737                    Federal Home Loan Mortgage Corp. REMICS, Series 4444,
                              Class CD, 3.0%, 8/15/39                                                           1,040,007
    56,585(a)                 Federal Home Loan Mortgage Corp. Strips, Series 237,
                              Class F14, 2.463% (1 Month USD LIBOR + 40 bps), 5/15/36                              56,697
   122,332(a)                 Federal Home Loan Mortgage Corp. Strips, Series 239,
                              Class F30, 2.363% (1 Month USD LIBOR + 30 bps), 8/15/36                             123,216
    48,609(a)                 Federal Home Loan Mortgage Corp. Strips, Series 244,
                              Class F22, 2.413% (1 Month USD LIBOR + 35 bps), 12/15/36                             48,646
   403,214(b)                 Federal Home Loan Mortgage Corp. Whole Loan Securities
                              Trust, Series 2015-SC02, Class M1, 3.677%, 9/25/45                                  402,285
    30,889(a)                 Federal National Mortgage Association REMICS, Series
                              1992-162, Class FB, 2.77% (7 Year U.S. Treasury Yield Curve
                              Rate T Note Constant Maturity + 5 bps), 9/25/22                                      30,886
   260,038                    Federal National Mortgage Association REMICS, Series
                              1993-226, Class PK, 6.0%, 12/25/23                                                  274,437
   240,975(a)                 Federal National Mortgage Association REMICS, Series
                              1993-247, Class FE, 3.065% (1 Month USD LIBOR +
                              100 bps), 12/25/23                                                                  243,346
    66,442(a)                 Federal National Mortgage Association REMICS, Series 1994-40,
                              Class FC, 2.565% (1 Month USD LIBOR + 50 bps), 3/25/24                               67,103
    44,790                    Federal National Mortgage Association REMICS, Series 1999-25,
                              Class Z, 6.0%, 6/25/29                                                               48,677
    51,511(a)                 Federal National Mortgage Association REMICS, Series 2001-72,
                              Class FB, 2.965% (1 Month USD LIBOR + 90 bps), 12/25/31                              52,187
    31,394(a)                 Federal National Mortgage Association REMICS, Series 2001-81,
                              Class FL, 2.727% (1 Month USD LIBOR + 65 bps), 1/18/32                               31,871
   290,622(a)                 Federal National Mortgage Association REMICS, Series 2002-23,
                              Class FA, 2.965% (1 Month USD LIBOR + 90 bps), 4/25/32                              296,601
   297,188(a)                 Federal National Mortgage Association REMICS, Series 2002-34,
                              Class FA, 2.577% (1 Month USD LIBOR + 50 bps), 5/18/32                              299,075
   289,025(a)                 Federal National Mortgage Association REMICS, Series 2002-38,
                              Class DF, 3.065% (1 Month USD LIBOR + 100 bps), 4/25/32                             297,581
   125,856(a)                 Federal National Mortgage Association REMICS, Series 2002-64,
                              Class FE, 2.427% (1 Month USD LIBOR + 35 bps), 10/18/32                             126,748
 1,036,007(a)                 Federal National Mortgage Association REMICS, Series 2002-74,
                              Class FV, 2.515% (1 Month USD LIBOR + 45 bps), 11/25/32                           1,040,162

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 39

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Government -- (continued)
   200,154(a)                 Federal National Mortgage Association REMICS, Series 2002-75,
                              Class FD, 3.077% (1 Month USD LIBOR + 100 bps), 11/18/32                       $    204,706
   144,849(a)                 Federal National Mortgage Association REMICS, Series 2002-77,
                              Class WF, 2.477% (1 Month USD LIBOR + 40 bps), 12/18/32                             145,330
    40,040(a)                 Federal National Mortgage Association REMICS, Series 2002-93,
                              Class FH, 2.565% (1 Month USD LIBOR + 50 bps), 1/25/33                               40,327
    98,637(a)                 Federal National Mortgage Association REMICS, Series 2003-8,
                              Class FJ, 2.415% (1 Month USD LIBOR + 35 bps), 2/25/33                               99,350
   306,203(a)                 Federal National Mortgage Association REMICS, Series 2003-11,
                              Class FH, 2.565% (1 Month USD LIBOR + 50 bps), 12/25/32                             307,558
   415,430(a)                 Federal National Mortgage Association REMICS, Series 2003-24,
                              Class FA, 2.565% (1 Month USD LIBOR + 50 bps), 4/25/33                              417,650
    48,790(a)                 Federal National Mortgage Association REMICS, Series 2003-42,
                              Class JF, 2.565% (1 Month USD LIBOR + 50 bps), 5/25/33                               48,866
   219,550(a)                 Federal National Mortgage Association REMICS, Series 2003-63,
                              Class F1, 2.365% (1 Month USD LIBOR + 30 bps), 11/25/27                             220,648
   216,302(a)                 Federal National Mortgage Association REMICS, Series 2003-91,
                              Class FD, 2.565% (1 Month USD LIBOR + 50 bps), 9/25/33                              217,213
   538,164(a)                 Federal National Mortgage Association REMICS, Series 2003-126,
                              Class FC, 2.365% (1 Month USD LIBOR + 30 bps), 12/25/33                             538,389
   171,724(a)                 Federal National Mortgage Association REMICS, Series 2004-14,
                              Class F, 2.465% (1 Month USD LIBOR + 40 bps), 3/25/34                               172,279
    28,439(a)                 Federal National Mortgage Association REMICS, Series 2004-25,
                              Class FA, 2.465% (1 Month USD LIBOR + 40 bps), 4/25/34                               28,606
    85,856(a)                 Federal National Mortgage Association REMICS, Series 2004-28,
                              Class PF, 2.465% (1 Month USD LIBOR + 40 bps), 3/25/34                               86,139
    55,731(a)                 Federal National Mortgage Association REMICS, Series 2004-52,
                              Class FW, 2.465% (1 Month USD LIBOR + 40 bps), 7/25/34                               55,750
    83,342(a)                 Federal National Mortgage Association REMICS, Series 2005-66,
                              Class FD, 2.365% (1 Month USD LIBOR + 30 bps), 7/25/35                               83,512
   175,938(a)                 Federal National Mortgage Association REMICS, Series 2005-66,
                              Class PF, 2.315% (1 Month USD LIBOR + 25 bps), 7/25/35                              175,816
   169,349(a)                 Federal National Mortgage Association REMICS, Series 2005-69,
                              Class AF, 2.365% (1 Month USD LIBOR + 30 bps), 8/25/35                              169,315
    82,536(a)                 Federal National Mortgage Association REMICS, Series 2005-83,
                              Class KT, 2.365% (1 Month USD LIBOR + 30 bps), 10/25/35                              82,482
    84,491(a)                 Federal National Mortgage Association REMICS, Series 2005-83,
                              Class LF, 2.375% (1 Month USD LIBOR + 31 bps), 2/25/35                               84,217
    33,142(a)                 Federal National Mortgage Association REMICS, Series 2005-120,
                              Class UF, 2.415% (1 Month USD LIBOR + 35 bps), 3/25/35                               33,215
   595,107(a)                 Federal National Mortgage Association REMICS, Series 2006-3,
                              Class CF, 2.365% (1 Month USD LIBOR + 30 bps), 3/25/36                              591,949
    41,384(a)                 Federal National Mortgage Association REMICS, Series 2006-33,
                              Class FH, 2.415% (1 Month USD LIBOR + 35 bps), 5/25/36                               41,216
    94,143(a)                 Federal National Mortgage Association REMICS, Series 2006-42,
                              Class CF, 2.515% (1 Month USD LIBOR + 45 bps), 6/25/36                               94,619
   345,982(a)                 Federal National Mortgage Association REMICS, Series 2006-44,
                              Class FP, 2.465% (1 Month USD LIBOR + 40 bps), 6/25/36                              346,981

The accompanying notes are an integral part of these financial statements.

40 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Government -- (continued)
   124,957(a)                 Federal National Mortgage Association REMICS, Series 2006-49,
                              Class PF, 2.315% (1 Month USD LIBOR + 25 bps), 4/25/36                         $    124,949
   176,847(a)                 Federal National Mortgage Association REMICS, Series 2006-51,
                              Class FP, 2.415% (1 Month USD LIBOR + 35 bps), 3/25/36                              177,131
    69,827(a)                 Federal National Mortgage Association REMICS, Series 2006-81,
                              Class FA, 2.415% (1 Month USD LIBOR + 35 bps), 9/25/36                               69,850
    37,107(a)                 Federal National Mortgage Association REMICS, Series 2006-82,
                              Class F, 2.635% (1 Month USD LIBOR + 57 bps), 9/25/36                                37,405
   151,731(a)                 Federal National Mortgage Association REMICS, Series 2006-93,
                              Class FN, 2.465% (1 Month USD LIBOR + 40 bps), 10/25/36                             151,410
   143,596(a)                 Federal National Mortgage Association REMICS, Series 2006-104,
                              Class FD, 2.425% (1 Month USD LIBOR + 36 bps), 11/25/36                             143,745
    42,166(a)                 Federal National Mortgage Association REMICS, Series 2007-2,
                              Class FT, 2.315% (1 Month USD LIBOR + 25 bps), 2/25/37                               42,133
    78,909(a)                 Federal National Mortgage Association REMICS, Series 2007-7,
                              Class FJ, 2.265% (1 Month USD LIBOR + 20 bps), 2/25/37                               78,331
    72,223(a)                 Federal National Mortgage Association REMICS, Series 2007-9,
                              Class FB, 2.415% (1 Month USD LIBOR + 35 bps), 3/25/37                               71,636
    40,034(a)                 Federal National Mortgage Association REMICS, Series 2007-13,
                              Class FA, 2.315% (1 Month USD LIBOR + 25 bps), 3/25/37                               39,711
    49,100(a)                 Federal National Mortgage Association REMICS, Series 2007-14,
                              Class F, 2.425% (1 Month USD LIBOR + 36 bps), 3/25/37                                49,324
    54,139(a)                 Federal National Mortgage Association REMICS, Series 2007-24,
                              Class FD, 2.315% (1 Month USD LIBOR + 25 bps), 3/25/37                               54,157
    54,408(a)                 Federal National Mortgage Association REMICS, Series 2007-41,
                              Class FA, 2.465% (1 Month USD LIBOR + 40 bps), 5/25/37                               54,528
   114,132(a)                 Federal National Mortgage Association REMICS, Series 2007-50,
                              Class FN, 2.305% (1 Month USD LIBOR + 24 bps), 6/25/37                              113,812
    39,214(a)                 Federal National Mortgage Association REMICS, Series 2007-58,
                              Class FA, 2.315% (1 Month USD LIBOR + 25 bps), 6/25/37                               38,887
   126,267(a)                 Federal National Mortgage Association REMICS, Series 2007-58,
                              Class FV, 2.315% (1 Month USD LIBOR + 25 bps), 6/25/37                              125,202
   134,261(a)                 Federal National Mortgage Association REMICS, Series 2007-86,
                              Class FC, 2.635% (1 Month USD LIBOR + 57 bps), 9/25/37                              135,350
   143,784(a)                 Federal National Mortgage Association REMICS, Series 2007-89,
                              Class F, 2.645% (1 Month USD LIBOR + 58 bps), 9/25/37                               145,161
    35,669(a)                 Federal National Mortgage Association REMICS, Series 2007-92,
                              Class OF, 2.635% (1 Month USD LIBOR + 57 bps), 9/25/37                               36,122
    47,634(a)                 Federal National Mortgage Association REMICS, Series 2007-110,
                              Class FA, 2.685% (1 Month USD LIBOR + 62 bps), 12/25/37                              47,758
     8,360(a)                 Federal National Mortgage Association REMICS, Series 2008-47,
                              Class PF, 2.565% (1 Month USD LIBOR + 50 bps), 6/25/38                                8,373
   135,872(a)                 Federal National Mortgage Association REMICS, Series 2008-53,
                              Class FM, 2.965% (1 Month USD LIBOR + 90 bps), 7/25/38                              138,511
    74,829(a)                 Federal National Mortgage Association REMICS, Series 2008-88,
                              Class FA, 3.285% (1 Month USD LIBOR + 122 bps), 10/25/38                             76,534
   225,702                    Federal National Mortgage Association REMICS, Series 2009-10,
                              Class AB, 5.0%, 3/25/24                                                             230,894

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 41

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Government -- (continued)
   559,870                    Federal National Mortgage Association REMICS, Series 2009-21,
                              Class HB, 4.5%, 4/25/24                                                        $    568,276
   174,462(a)                 Federal National Mortgage Association REMICS, Series 2009-103,
                              Class FM, 2.765% (1 Month USD LIBOR + 70 bps), 11/25/39                             176,655
   111,108                    Federal National Mortgage Association REMICS, Series 2010-13,
                              Class WD, 4.25%, 3/25/25                                                            111,627
    25,053                    Federal National Mortgage Association REMICS, Series 2010-17,
                              Class DE, 3.5%, 6/25/21                                                              25,069
    33,065                    Federal National Mortgage Association REMICS, Series 2010-42,
                              Class AC, 4.0%, 10/25/24                                                             33,088
    26,357(a)                 Federal National Mortgage Association REMICS, Series 2010-43,
                              Class FE, 2.615% (1 Month USD LIBOR + 55 bps), 9/25/39                               26,531
    44,624                    Federal National Mortgage Association REMICS, Series 2010-43,
                              Class KG, 3.0%, 1/25/21                                                              44,594
    52,972                    Federal National Mortgage Association REMICS, Series 2010-54,
                              Class LC, 3.0%, 4/25/40                                                              52,624
     3,845                    Federal National Mortgage Association REMICS, Series 2010-83,
                              Class AK, 3.0%, 11/25/18                                                              3,840
   150,458                    Federal National Mortgage Association REMICS, Series 2010-87,
                              Class HB, 3.0%, 3/25/25                                                             150,167
   205,495(a)                 Federal National Mortgage Association REMICS, Series 2010-103,
                              Class DF, 2.365% (1 Month USD LIBOR + 30 bps), 8/25/40                              206,558
    88,544                    Federal National Mortgage Association REMICS, Series 2010-123,
                              Class PL, 4.0%, 4/25/38                                                              88,828
    27,486                    Federal National Mortgage Association REMICS, Series 2010-128,
                              Class JB, 1.5%, 11/25/20                                                             27,097
   128,048                    Federal National Mortgage Association REMICS, Series 2010-145,
                              Class A, 3.5%, 8/25/25                                                              128,094
   277,112                    Federal National Mortgage Association REMICS, Series 2011-17,
                              Class CJ, 2.75%, 3/25/21                                                            276,718
   352,344                    Federal National Mortgage Association REMICS, Series 2011-17,
                              Class GD, 3.5%, 2/25/26                                                             353,992
   101,378(a)                 Federal National Mortgage Association REMICS, Series 2011-19,
                              Class FM, 2.615% (1 Month USD LIBOR + 55 bps), 5/25/40                              102,351
     8,011                    Federal National Mortgage Association REMICS, Series 2011-23,
                              Class AB, 2.75%, 6/25/20                                                              8,032
    31,044                    Federal National Mortgage Association REMICS, Series 2011-58,
                              Class AC, 2.5%, 6/25/24                                                              30,997
   247,200                    Federal National Mortgage Association REMICS, Series 2011-66,
                              Class QA, 3.5%, 7/25/21                                                             248,646
    50,328                    Federal National Mortgage Association REMICS, Series 2011-67,
                              Class EA, 4.0%, 7/25/21                                                              50,466
   502,906                    Federal National Mortgage Association REMICS, Series 2011-70,
                              Class BE, 3.0%, 8/25/26                                                             502,336
    83,648                    Federal National Mortgage Association REMICS, Series 2011-79,
                              Class GB, 1.75%, 12/25/22                                                            81,748
   132,180                    Federal National Mortgage Association REMICS, Series 2011-89,
                              Class BA, 2.5%, 11/25/25                                                            131,138

The accompanying notes are an integral part of these financial statements.

42 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Government -- (continued)
    58,766                    Federal National Mortgage Association REMICS, Series 2011-99,
                              Class LM, 2.5%, 1/25/30                                                        $     58,624
     9,328                    Federal National Mortgage Association REMICS, Series 2011-108,
                              Class BA, 3.0%, 8/25/37                                                               9,317
   818,727                    Federal National Mortgage Association REMICS, Series 2011-131,
                              Class AL, 4.0%, 12/25/29                                                            827,752
   210,024                    Federal National Mortgage Association REMICS, Series 2011-139,
                              Class A, 3.0%, 5/25/38                                                              209,466
   302,544                    Federal National Mortgage Association REMICS, Series 2011-141,
                              Class CA, 2.0%, 12/25/25                                                            296,346
   517,181                    Federal National Mortgage Association REMICS, Series 2012-17,
                              Class QC, 2.5%, 7/25/39                                                             514,068
    86,983                    Federal National Mortgage Association REMICS, Series 2012-58,
                              Class LC, 3.5%, 10/25/39                                                             87,978
   282,250                    Federal National Mortgage Association REMICS, Series 2012-67,
                              Class HG, 1.5%, 4/25/27                                                             273,997
   477,089                    Federal National Mortgage Association REMICS, Series 2012-94,
                              Class E, 3.0%, 6/25/22                                                              476,884
 1,117,327                    Federal National Mortgage Association REMICS, Series 2014-14,
                              Class A, 3.5%, 2/25/37                                                            1,120,465
   146,529(a)                 Federal National Mortgage Association REMICS, Series G93-5,
                              Class F, 2.915% (1 Month USD LIBOR + 85 bps), 2/25/23                               146,998
   436,631(a)                 Federal National Mortgage Association Trust, Series 2005-W3,
                              Class 2AF, 2.285% (1 Month USD LIBOR + 22 bps), 3/25/45                             434,657
   122,418(b)                 Federal National Mortgage Association Trust, Series 2005-W3,
                              Class 3A, 3.81%, 4/25/45                                                            122,949
   134,131(b)                 Federal National Mortgage Association Trust, Series 2005-W4,
                              Class 3A, 3.751%, 6/25/45                                                           141,638
   320,163(a)                 Federal National Mortgage Association Whole Loan, Series
                              2007-W1, Class 1AF1, 2.325% (1 Month USD LIBOR +
                              26 bps), 11/25/46                                                                   320,678
   609,886(a)                 Freddie Mac Structured Agency Credit Risk Debt Notes,
                              Series 2016-DNA1, Class M2, 4.965% (1 Month USD
                              LIBOR + 290 bps), 7/25/28                                                           625,361
   437,000(a)                 Freddie Mac Structured Agency Credit Risk Debt Notes,
                              Series 2017-HQA1, Class M1, 3.265% (1 Month USD
                              LIBOR + 120 bps), 8/25/29                                                           439,892
   875,000(a)                 Freddie Mac Structured Agency Credit Risk Debt Notes,
                              Series 2017-HRP1, Class M2, 4.515% (1 Month USD
                              LIBOR + 245 bps), 12/25/42                                                          903,082
 1,053,834(b)                 Freddie Mac Structured Agency Credit Risk Debt Notes,
                              Series 2018-SPI2, Class M1, 3.82%, 5/25/48 (144A)                                 1,054,325
 1,000,000(b)                 FREMF Mortgage Trust, Series 2010-K6, Class B, 5.542%,
                              12/25/46 (144A)                                                                   1,026,513
   346,000(b)                 FREMF Mortgage Trust, Series 2012-K17, Class B, 4.489%,
                              12/25/44 (144A)                                                                     356,864
 1,100,000(b)                 FREMF Mortgage Trust, Series 2012-K711, Class B, 3.684%,
                              8/25/45 (144A)                                                                    1,102,538

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 43

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Government -- (continued)
 1,400,000(b)                 FREMF Mortgage Trust, Series 2013-K712, Class B, 3.473%,
                              5/25/45 (144A)                                                                 $  1,401,882
   650,000(b)                 FREMF Mortgage Trust, Series 2014-K716, Class B, 4.081%,
                              8/25/47 (144A)                                                                      658,884
   297,042(a)                 FREMF Mortgage Trust, Series 2014-KF04, Class B, 5.331%
                              (1 Month USD LIBOR + 325 bps), 6/25/21 (144A)                                       299,310
   269,245(a)                 FREMF Mortgage Trust, Series 2014-KF05, Class B, 6.081%
                              (1 Month USD LIBOR + 400 bps), 9/25/22 (144A)                                       281,997
   767,117(a)                 FREMF Mortgage Trust, Series 2014-KS02, Class B, 7.081%
                              (1 Month USD LIBOR + 500 bps), 8/25/23 (144A)                                       786,004
   396,722(a)                 FREMF Mortgage Trust, Series 2015-KLSF, Class B, 6.481%
                              (1 Month USD LIBOR + 440 bps), 11/25/22 (144A)                                      411,225
   454,199(a)                 Government National Mortgage Association, Series 2000-35,
                              Class FA, 2.614% (1 Month USD LIBOR + 55 bps), 12/16/26                             457,605
    76,994(a)                 Government National Mortgage Association, Series 2002-24,
                              Class FA, 2.564% (1 Month USD LIBOR + 50 bps), 4/16/32                               77,606
   345,649(a)                 Government National Mortgage Association, Series 2002-24,
                              Class FR, 2.614% (1 Month USD LIBOR + 55 bps), 4/16/32                              348,543
   412,180(a)                 Government National Mortgage Association, Series 2002-45,
                              Class FA, 2.464% (1 Month USD LIBOR + 40 bps), 6/16/32                              414,505
   321,205(a)                 Government National Mortgage Association, Series 2003-50,
                              Class F, 2.364% (1 Month USD LIBOR + 30 bps), 5/16/33                               322,032
   132,887(a)                 Government National Mortgage Association, Series 2005-3,
                              Class FC, 2.314% (1 Month USD LIBOR + 25 bps), 1/16/35                              132,735
   130,467(a)                 Government National Mortgage Association, Series 2005-16,
                              Class FA, 2.327% (1 Month USD LIBOR + 25 bps), 2/20/35                              129,739
     1,014                    Government National Mortgage Association, Series 2006-17,
                              Class KY, 5.0%, 4/20/36                                                               1,013
    87,878(a)                 Government National Mortgage Association, Series 2008-9,
                              Class FA, 2.577% (1 Month USD LIBOR + 50 bps), 2/20/38                               88,252
 1,132,210                    Government National Mortgage Association, Series 2009-17,
                              Class YA, 4.5%, 12/20/36                                                          1,155,914
   344,614(a)                 Government National Mortgage Association, Series 2010-2,
                              Class F, 2.614% (1 Month USD LIBOR + 55 bps), 1/16/40                               346,899
    42,326                    Government National Mortgage Association, Series 2010-33,
                              Class LN, 4.5%, 2/20/38                                                              42,575
   321,840                    Government National Mortgage Association, Series 2010-67,
                              Class MA, 4.0%, 5/16/25                                                             326,547
   207,635                    Government National Mortgage Association, Series 2010-164,
                              Class EB, 4.0%, 9/20/37                                                             208,457
    84,231                    Government National Mortgage Association, Series 2010-164,
                              Class LH, 3.5%, 10/20/38                                                             84,286
   353,028                    Government National Mortgage Association, Series 2010-169,
                              Class CD, 3.0%, 12/16/25                                                            351,637
   106,472                    Government National Mortgage Association, Series 2011-44,
                              Class PG, 3.5%, 5/20/39                                                             106,700
   360,441                    Government National Mortgage Association, Series 2011-150,
                              Class M, 3.0%, 8/16/26                                                              359,351

The accompanying notes are an integral part of these financial statements.

44 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Government -- (continued)
   484,916                    Government National Mortgage Association, Series 2012-17,
                              Class KH, 3.0%, 7/20/39                                                        $    482,900
   324,573                    Government National Mortgage Association, Series 2012-38,
                              Class DK, 2.5%, 8/20/37                                                             324,029
    99,630                    Government National Mortgage Association, Series 2012-130,
                              Class PA, 3.0%, 4/20/41                                                              98,332
   215,667(a)                 Government National Mortgage Association, Series 2013-51,
                              Class JF, 2.377% (1 Month USD LIBOR + 30 bps), 8/20/40                              212,444
   243,109                    Government National Mortgage Association, Series 2013-168,
                              Class CE, 2.5%, 11/16/28                                                            239,415
 1,460,871                    Government National Mortgage Association, Series 2014-28,
                              Class A, 2.0%, 1/16/46                                                            1,437,065
   705,731                    Government National Mortgage Association, Series 2014-51,
                              Class CK, 2.5%, 7/16/26                                                             696,821
 1,554,152(a)                 Government National Mortgage Association, Series 2017-4,
                              Class FC, 2.432% (1 Month USD LIBOR + 35 bps), 1/20/47                            1,557,810
   734,491                    Government National Mortgage Association, Series 2018-20,
                              Class A, 2.5%, 9/16/49                                                              716,989
   149,784(a)                 NCUA Guaranteed Notes Trust, Series 2011-C1, Class 2A, 2.61%
                              (1 Month USD LIBOR + 53 bps), 3/9/21                                                149,538
                                                                                                             -------------
                              Total Government                                                               $ 69,689,738
--------------------------------------------------------------------------------------------------------------------------
                              INSURANCE -- 0.1%
                              Property & Casualty Insurance -- 0.1%
   500,000(a)                 BTH-13 Mortgage Backed Securities Trust, Series 2018-13,
                              Class A, 4.6% (1 Month USD LIBOR + 250 bps), 8/1/21 (144A)                     $    499,999
                                                                                                             -------------
                              Total Insurance                                                                $    499,999
--------------------------------------------------------------------------------------------------------------------------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                              (Cost $140,835,610)                                                            $139,842,415
--------------------------------------------------------------------------------------------------------------------------
                              CORPORATE BONDS -- 40.7% of Net Assets
                              AUTOMOBILES & COMPONENTS -- 1.9%
                              Automobile Manufacturers -- 1.9%
   575,000                    Daimler Finance North America LLC, 1.75%, 10/30/19 (144A)                      $    566,709
   565,000                    Daimler Finance North America LLC, 2.3%, 1/6/20 (144A)                              559,002
   585,000                    Ford Motor Credit Co., LLC, 2.343%, 11/2/20                                         567,077
   500,000                    Ford Motor Credit Co., LLC, 2.681%, 1/9/20                                          494,249
   560,000(a)                 Ford Motor Credit Co., LLC, 3.156% (3 Month USD LIBOR +
                              83 bps), 3/12/19                                                                    560,698
   465,000                    Ford Motor Credit Co., LLC, 3.813%, 10/12/21                                        458,352
   585,000(a)                 Hyundai Capital America, 3.335% (3 Month USD LIBOR +
                              100 bps), 9/18/20 (144A)                                                            588,824
   485,000                    Hyundai Capital America, 3.75%, 7/8/21 (144A)                                       484,225
 1,145,000                    Nissan Motor Acceptance Corp., 1.55%, 9/13/19 (144A)                              1,128,530
 1,000,000                    Nissan Motor Acceptance Corp., 2.65%, 9/26/18 (144A)                              1,000,110
   575,000(a)                 Nissan Motor Acceptance Corp., 2.853% (3 Month USD
                              LIBOR + 52 bps), 9/13/19 (144A)                                                     576,394

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 45

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Automobile Manufacturers -- (continued)
   575,000                    Toyota Motor Credit Corp., 1.55%, 10/18/19                                     $    567,721
   570,000                    Toyota Motor Credit Corp., 1.95%, 4/17/20                                           561,253
   600,000(a)                 Toyota Motor Credit Corp., 3.142% (3 Month USD
                              LIBOR + 82 bps), 2/19/19                                                            602,261
   200,000                    Volkswagen Group of America Finance LLC, 2.4%,
                              5/22/20 (144A)                                                                      197,168
                                                                                                             -------------
                              Total Automobiles & Components                                                 $  8,912,573
--------------------------------------------------------------------------------------------------------------------------
                              BANKS -- 13.4%
                              Diversified Banks -- 11.5%
 1,155,000                    ABN AMRO Bank NV, 1.8%, 9/20/19 (144A)                                         $  1,140,505
 1,140,000                    ABN AMRO Bank NV, 2.1%, 1/18/19 (144A)                                            1,137,412
 1,135,000                    Bank of America Corp., 2.6%, 1/15/19                                              1,135,129
   580,000                    Bank of America Corp., 2.65%, 4/1/19                                                580,232
   485,000                    Bank of America Corp., 5.625%, 7/1/20                                               506,547
   345,000                    Bank of Montreal, 1.5%, 7/18/19                                                     341,507
   265,000                    Bank of Montreal, 1.75%, 9/11/19                                                    262,618
   525,000                    Bank of Montreal, 1.9%, 8/27/21                                                     505,951
   255,000(a)                 Bank of Montreal, 2.781% (3 Month USD LIBOR +
                              44 bps), 6/15/20                                                                    256,287
   585,000(a)                 Bank of Montreal, 2.983% (3 Month USD LIBOR +
                              65 bps), 7/18/19                                                                    587,926
   585,000                    Bank of Nova Scotia, 1.65%, 6/14/19                                                 580,538
   550,000                    Bank of Nova Scotia, 2.05%, 6/5/19                                                  547,874
   470,000                    Bank of Nova Scotia, 2.45%, 3/22/21                                                 460,654
 1,170,000                    Banque Federative du Credit Mutuel SA, 2.0%, 4/12/19 (144A)                       1,164,245
   220,000                    Banque Federative du Credit Mutuel SA, 2.75%, 1/22/19 (144A)                        220,122
   655,000(a)                 Banque Federative du Credit Mutuel SA, 2.838% (3 Month
                              USD LIBOR + 49 bps), 7/20/20 (144A)                                                 658,323
   762,000                    BPCE SA, 2.65%, 2/3/21                                                              747,610
   485,000                    BPCE SA, 3.0%, 5/22/22 (144A)                                                       472,840
   715,000                    Canadian Imperial Bank of Commerce, 2.7%, 2/2/21                                    705,794
   475,000                    Citibank NA, 3.4%, 7/23/21                                                          476,082
   600,000                    Citigroup, Inc., 2.05%, 12/7/18                                                     599,414
   515,000                    Citigroup, Inc., 2.45%, 1/10/20                                                     511,094
   570,000                    Citizens Bank NA, 2.2%, 5/26/20                                                     559,606
   560,000                    Citizens Bank NA, 2.25%, 3/2/20                                                     551,941
   600,000                    Citizens Bank NA, 2.5%, 3/14/19                                                     599,598
   580,000                    Cooperatieve Rabobank UA, 1.375%, 8/9/19                                            572,557
   328,000                    Cooperatieve Rabobank UA, 3.125%, 4/26/21                                           327,005
   470,000                    Cooperatieve Rabobank UA, 4.5%, 1/11/21                                             483,063
   885,000                    Credit Suisse AG, 4.375%, 8/5/20                                                    904,773
   680,000                    Credit Suisse Group Funding Guernsey, Ltd., 2.75%, 3/26/20                          674,724
   475,000                    Credit Suisse Group Funding Guernsey, Ltd., 3.125%, 12/10/20                        471,643

The accompanying notes are an integral part of these financial statements.

46 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Diversified Banks -- (continued)
   639,000                    Danske Bank AS, 1.65%, 9/6/19 (144A)                                           $    630,453
 1,165,000(a)                 Danske Bank AS, 2.894% (3 Month USD LIBOR + 58 bps),
                              9/6/19 (144A)                                                                     1,169,118
 1,725,000                    Discover Bank, 2.6%, 11/13/18                                                     1,725,104
   585,000                    DNB Bank ASA, 2.125%, 10/2/20 (144A)                                                570,973
   795,000(a)                 DNB Bank ASA, 2.707% (3 Month USD LIBOR + 37 bps),
                              10/2/20 (144A)                                                                      796,741
 1,300,000                    Federation des Caisses Desjardins du Quebec, 2.25%,
                              10/30/20 (144A)                                                                   1,271,941
   485,000                    Goldman Sachs Bank USA, 3.2%, 6/5/20                                                486,872
   500,000                    Huntington National Bank, 3.25%, 5/14/21                                            498,909
   560,000                    ING Bank NV, 1.65%, 8/15/19 (144A)                                                  552,782
   580,000                    ING Bank NV, 2.0%, 11/26/18 (144A)                                                  579,458
   600,000(a)                 ING Bank NV, 3.462% (3 Month USD LIBOR + 113 bps),
                              3/22/19 (144A)                                                                      603,597
   585,000                    JPMorgan Chase & Co., 1.85%, 3/22/19                                                582,956
   900,000                    JPMorgan Chase & Co., 4.4%, 7/22/20                                                 921,806
   500,000(b)                 JPMorgan Chase & Co., 4.872% (U.S. CPI Urban Consumers
                              YoY NSA + 200 bps), 2/25/21                                                         505,650
   600,000                    Lloyds Bank Plc, 2.05%, 1/22/19                                                     598,361
   735,000                    Lloyds Bank Plc, 3.3%, 5/7/21                                                       734,920
   400,000                    Macquarie Bank, Ltd., 2.6%, 6/24/19 (144A)                                          399,545
   465,000                    Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/1/21                                 460,312
   710,000                    Mitsubishi UFJ Financial Group, Inc., 3.535%, 7/26/21                               712,905
   475,000                    Mizuho Financial Group, Inc., 2.953%, 2/28/22                                       465,957
   305,000                    MUFG Bank, Ltd., 2.7%, 9/9/18 (144A)                                                305,010
 1,000,000                    MUFG Union Bank NA, 2.625%, 9/26/18                                               1,000,240
   575,000                    Nordea Bank AB, 1.625%, 9/30/19 (144A)                                              567,049
   575,000                    Nordea Bank AB, 2.125%, 5/29/20 (144A)                                              564,815
   590,000                    Nordea Bank AB, 2.375%, 4/4/19 (144A)                                               589,342
   560,000                    Royal Bank of Canada, 2.125%, 3/2/20                                                553,921
   590,000                    Royal Bank of Canada, 2.15%, 10/26/20                                               578,948
   580,000(a)                 Royal Bank of Canada, 2.819% (3 Month USD LIBOR +
                              48 bps), 7/29/19                                                                    582,340
   600,000                    Skandinaviska Enskilda Banken AB, 1.5%, 9/13/19                                     591,264
   560,000                    Skandinaviska Enskilda Banken AB, 2.375%, 11/20/18 (144A)                           559,632
   570,000(a)                 Skandinaviska Enskilda Banken AB, 2.903% (3 Month USD
                              LIBOR + 57 bps), 9/13/19 (144A)                                                     572,348
   575,000                    Sumitomo Mitsui Banking Corp., 1.762%, 10/19/18                                     574,612
   565,000                    Sumitomo Mitsui Banking Corp., 1.966%, 1/11/19                                      563,790
   430,000                    Sumitomo Mitsui Banking Corp., 2.05%, 1/18/19                                       429,123
   540,000                    Sumitomo Mitsui Banking Corp., 2.514%, 1/17/20                                      535,614
   560,000                    Sumitomo Mitsui Trust Bank, Ltd., 2.05%, 3/6/19 (144A)                              558,412
   595,000                    Svenska Handelsbanken AB, 1.5%, 9/6/19                                              586,961

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 47

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Diversified Banks -- (continued)
   735,000                    Svenska Handelsbanken AB, 1.95%, 9/8/20                                        $    716,956
   750,000(a)                 Svenska Handelsbanken AB, 2.804% (3 Month USD
                              LIBOR + 49 bps), 9/6/19                                                             752,604
   590,000                    Toronto-Dominion Bank, 1.9%, 10/24/19                                               584,204
   600,000                    Toronto-Dominion Bank, 2.125%, 7/2/19                                               597,444
   750,000(a)                 Toronto-Dominion Bank, 2.777% (3 Month USD
                              LIBOR + 44 bps), 7/2/19                                                             752,270
   600,000(a)                 Toronto-Dominion Bank, 2.988% (3 Month USD
                              LIBOR + 65 bps), 8/13/19                                                            603,111
   585,000                    UBS AG, 2.375%, 8/14/19                                                             583,145
   480,000                    UBS AG, 2.45%, 12/1/20 (144A)                                                       470,661
   900,000                    UBS Group Funding Switzerland AG, 2.95%, 9/24/20 (144A)                             893,898
   750,000(a)                 US Bancorp, 2.735% (3 Month USD LIBOR + 40 bps), 4/25/19                            751,510
   540,000                    US Bank NA, 2.05%, 10/23/20                                                         528,744
   500,000                    US Bank NA, 3.15%, 4/26/21                                                          500,723
   590,000                    Wells Fargo & Co., 2.15%, 1/30/20                                                   583,697
   575,000                    Wells Fargo Bank NA, 1.75%, 5/24/19                                                 571,646
   585,000                    Wells Fargo Bank NA, 2.15%, 12/6/19                                                 580,108
   540,000                    Wells Fargo Bank NA, 2.4%, 1/15/20                                                  536,860
   475,000(b)                 Wells Fargo Bank NA, 3.325% (3 Month USD LIBOR +
                              49 bps), 7/23/21                                                                    475,939
                                                                                                             -------------
                                                                                                             $ 53,208,915
--------------------------------------------------------------------------------------------------------------------------
                              Regional Banks -- 1.9%
   590,000                    BB&T Corp., 2.15%, 2/1/21                                                      $    576,237
   560,000                    Branch Banking & Trust Co., 2.1%, 1/15/20                                           553,628
   500,000                    Capital One NA, 1.85%, 9/13/19                                                      495,196
   985,000                    Fifth Third Bancorp, 2.3%, 3/1/19                                                   983,588
   140,000                    Fifth Third Bank, 1.625%, 9/27/19                                                   138,330
   590,000                    Fifth Third Bank, 2.2%, 10/30/20                                                    577,899
   585,000                    KeyBank NA, 1.6%, 8/22/19                                                           578,600
   510,000                    KeyBank NA, 2.25%, 3/16/20                                                          503,891
   600,000                    KeyBank NA, 2.35%, 3/8/19                                                           599,347
   330,000                    KeyCorp, 2.3%, 12/13/18                                                             329,933
   525,000                    Manufacturers & Traders Trust Co., 2.25%, 7/25/19                                   522,647
   550,000                    Manufacturers & Traders Trust Co., 2.3%, 1/30/19                                    549,481
   570,000                    PNC Bank NA, 2.0%, 5/19/20                                                          560,150
    84,000                    PNC Bank NA, 2.2%, 1/28/19                                                           83,910
 1,180,000                    PNC Bank NA, 2.45%, 11/5/20                                                       1,163,127
   560,000                    SunTrust Bank, 2.25%, 1/31/20                                                       554,296
                                                                                                             -------------
                                                                                                             $  8,770,260
                                                                                                             -------------
                              Total Banks                                                                    $ 61,979,175
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 1.3%
                              Aerospace & Defense -- 0.6%
 2,075,000                    Rockwell Collins, Inc., 1.95%, 7/15/19                                         $  2,058,654
   570,000                    United Technologies Corp., 1.9%, 5/4/20                                             558,040
   465,000                    United Technologies Corp., 3.35%, 8/16/21                                           466,981
                                                                                                             -------------
                                                                                                             $  3,083,675
--------------------------------------------------------------------------------------------------------------------------
                              Construction Machinery & Heavy Trucks -- 0.3%
   510,000                    Caterpillar Financial Services Corp., 2.25%, 12/1/19                           $    507,343
   520,000                    Caterpillar Financial Services Corp., 2.9%, 3/15/21                                 518,291
   500,000                    Caterpillar Financial Services Corp., 2.95%, 5/15/20                                500,201
                                                                                                             -------------
                                                                                                             $  1,525,835
--------------------------------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.3%
   135,000(a)                 General Electric Co., 3.139% (3 Month USD LIBOR +
                              80 bps), 4/15/20                                                               $    135,823
   590,000                    Honeywell International, Inc., 1.8%, 10/30/19                                       585,065
   525,000                    Ingersoll-Rand Global Holding Co., Ltd., 2.9%, 2/21/21                              520,713
                                                                                                             -------------
                                                                                                             $  1,241,601
--------------------------------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.1%
   360,000                    Stanley Black & Decker, Inc., 1.622%, 11/17/18                                 $    359,372
                                                                                                             -------------
                              Total Capital Goods                                                            $  6,210,483
--------------------------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.1%
                              Home Building -- 0.1%
   650,000                    DR Horton, Inc., 4.0%, 2/15/20                                                 $    655,220
                                                                                                             -------------
                              Total Consumer Durables & Apparel                                              $    655,220
--------------------------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 4.1%
                              Asset Management & Custody Banks -- 0.6%
 1,185,000                    Bank of New York Mellon Corp., 2.45%, 11/27/20                                 $  1,169,654
   605,000(a)                 Mizuho Securities USA LLC, 2.67% (3 Month USD
                              LIBOR + 34 bps), 9/21/18 (144A)                                                     605,020
   525,000                    State Street Corp., 2.55%, 8/18/20                                                  521,744
   550,000(a)                 State Street Corp., 3.222% (3 Month USD LIBOR +
                              90 bps), 8/18/20                                                                    557,468
                                                                                                             -------------
                                                                                                             $  2,853,886
--------------------------------------------------------------------------------------------------------------------------
                              Consumer Finance -- 1.5%
   590,000                    American Express Co., 2.2%, 10/30/20                                           $    578,338
   570,000                    American Express Credit Corp., 1.875%, 5/3/19                                       567,373
   585,000                    American Express Credit Corp., 2.25%, 8/15/19                                       582,476
   595,000                    American Honda Finance Corp., 1.2%, 7/12/19                                         588,504
   585,000                    American Honda Finance Corp., 1.95%, 7/20/20                                        573,740
   470,000                    American Honda Finance Corp., 3.0%, 6/16/20                                         470,478
   700,000                    BMW US Capital LLC, 3.25%, 8/14/20 (144A)                                           702,310

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 49

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Consumer Finance -- (continued)
   590,000                    Capital One Financial Corp., 2.4%, 10/30/20                                    $    579,086
   625,000                    General Motors Financial Co., Inc., 2.4%, 5/9/19                                    623,094
   585,000                    General Motors Financial Co., Inc., 3.1%, 1/15/19                                   585,632
   429,000(a)                 General Motors Financial Co., Inc., 3.791% (3 Month
                              USD LIBOR + 145 bps), 5/9/19                                                        432,214
   500,000                    PACCAR Financial Corp., 3.1%, 5/10/21                                               499,374
                                                                                                             -------------
                                                                                                             $  6,782,619
--------------------------------------------------------------------------------------------------------------------------
                              Diversified Capital Markets -- 0.3%
   710,000                    GE Capital International Funding Co. Unlimited Co.,
                              2.342%, 11/15/20                                                               $    695,511
   750,000(a)                 ICBCIL Finance Co., Ltd., 4.008% (3 Month USD LIBOR +
                              167 bps), 11/13/18 (144A)                                                           751,613
                                                                                                             -------------
                                                                                                             $  1,447,124
--------------------------------------------------------------------------------------------------------------------------
                              Financial Exchanges & Data -- 0.1%
   480,000                    Moody's Corp., 3.25%, 6/7/21                                                   $    478,875
--------------------------------------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 1.0%
   730,000                    Charles Schwab Corp., 3.25%, 5/21/21                                           $    732,364
   600,000                    Goldman Sachs Group, Inc., 1.95%, 7/23/19                                           595,976
   515,000                    Goldman Sachs Group, Inc., 2.6%, 4/23/20                                            511,036
   465,000(a)                 Goldman Sachs Group, Inc., 3.367% (3 Month USD
                              LIBOR + 102 bps), 10/23/19                                                          469,270
 1,165,000                    Morgan Stanley, 2.45%, 2/1/19                                                     1,164,477
   500,000(a)                 Morgan Stanley, 3.718% (3 Month USD LIBOR +
                              138 bps), 2/1/19                                                                    502,633
   275,000(a)                 Morgan Stanley, 3.841% (3 Month USD LIBOR +
                              150 bps), 11/9/18                                                                   275,483
   515,000                    TD Ameritrade Holding Corp., 5.6%, 12/1/19                                          531,249
                                                                                                             -------------
                                                                                                             $  4,782,488
--------------------------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.4%
         3(a)                 Ambac LSNI LLC, 7.337% (3 Month USD LIBOR + 500 bps),
                              2/12/23 (144A)                                                                 $          3
   966,000                    MassMutual Global Funding II, 1.55%, 10/11/19 (144A)                                953,164
   920,000                    MassMutual Global Funding II, 2.45%, 11/23/20 (144A)                                907,796
                                                                                                             -------------
                                                                                                             $  1,860,963
--------------------------------------------------------------------------------------------------------------------------
                              Supranational -- 0.2%
   650,000                    North American Development Bank, 2.3%, 10/10/18                                $    650,067
                                                                                                             -------------
                              Total Diversified Financials                                                   $ 18,856,022
--------------------------------------------------------------------------------------------------------------------------
                              ENERGY -- 1.8%
                              Integrated Oil & Gas -- 0.7%
   480,000                    BP Capital Markets Plc, 2.112%, 9/16/21                                        $    466,313
 1,405,000                    BP Capital Markets Plc, 2.241%, 9/26/18                                           1,404,886

The accompanying notes are an integral part of these financial statements.

50 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Integrated Oil & Gas -- (continued)
   155,000(a)                 BP Capital Markets Plc, 2.881% (3 Month USD LIBOR +
                              54 bps), 5/10/19                                                               $    155,441
   560,000                    Chevron Corp., 1.991%, 3/3/20                                                       554,318
   500,000                    Shell International Finance BV, 1.375%, 9/12/19                                     493,506
                                                                                                             -------------
                                                                                                             $  3,074,464
--------------------------------------------------------------------------------------------------------------------------
                              Oil & Gas Equipment & Services -- 0.2%
 1,130,000                    Schlumberger Holdings Corp., 2.35%, 12/21/18 (144A)                            $  1,129,679
--------------------------------------------------------------------------------------------------------------------------
                              Oil & Gas Refining & Marketing -- 0.2%
   500,000                    GS Caltex Corp., 3.25%, 10/1/18 (144A)                                         $    500,108
   525,000(a)                 Phillips 66, 2.911% (3 Month USD LIBOR + 60 bps), 2/26/21                           525,668
                                                                                                             -------------
                                                                                                             $  1,025,776
--------------------------------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 0.7%
   880,000                    Enable Midstream Partners LP, 2.4%, 5/15/19                                    $    875,951
   700,000                    Energy Transfer Partners LP/Regency Energy Finance Corp.,
                              5.0%, 10/1/22                                                                       726,407
   500,000                    Enterprise Products Operating LLC, 2.55%, 10/15/19                                  497,931
   131,000                    Enterprise Products Operating LLC, 2.8%, 2/15/21                                    129,857
   805,000                    Kinder Morgan Energy Partners LP, 6.5%, 4/1/20                                      845,687
   199,000                    TransCanada PipeLines, Ltd., 3.125%, 1/15/19                                        199,293
                                                                                                             -------------
                                                                                                             $  3,275,126
                                                                                                             -------------
                              Total Energy                                                                   $  8,505,045
--------------------------------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.6%
                              Drug Retail -- 0.2%
   515,000                    CVS Health Corp., 3.125%, 3/9/20                                               $    515,261
   690,000                    CVS Health Corp., 3.35%, 3/9/21                                                     690,634
                                                                                                             -------------
                                                                                                             $  1,205,895
--------------------------------------------------------------------------------------------------------------------------
                              Food Retail -- 0.2%
   772,000                    Alimentation Couche-Tard, Inc., 2.35%, 12/13/19 (144A)                         $    764,385
--------------------------------------------------------------------------------------------------------------------------
                              Hypermarkets & Super Centers -- 0.2%
   480,000                    Walmart, Inc., 2.85%, 6/23/20                                                  $    481,280
   470,000                    Walmart, Inc., 3.125%, 6/23/21                                                      472,416
                                                                                                             -------------
                                                                                                             $    953,696
                                                                                                             -------------
                              Total Food & Staples Retailing                                                 $  2,923,976
--------------------------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 0.9%
                              Brewers -- 0.2%
   800,000                    Anheuser-Busch InBev Finance, Inc., 2.65%, 2/1/21                              $    790,848
--------------------------------------------------------------------------------------------------------------------------
                              Distillers & Vintners -- 0.1%
   500,000                    Constellation Brands, Inc., 2.25%, 11/6/20                                     $    489,850
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 51

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 0.4%
   575,000                    Danone SA, 1.691%, 10/30/19 (144A)                                             $    565,719
 1,075,000                    Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                                      1,059,221
   155,000(a)                 Tyson Foods, Inc., 2.871% (3 Month USD LIBOR +
                              55 bps), 6/2/20                                                                     155,601
                                                                                                             -------------
                                                                                                             $  1,780,541
--------------------------------------------------------------------------------------------------------------------------
                              Tobacco -- 0.2%
   600,000                    BAT Capital Corp., 2.297%, 8/14/20 (144A)                                      $    588,389
   475,000                    Philip Morris International, Inc., 1.375%, 2/25/19                                  472,353
                                                                                                             -------------
                                                                                                             $  1,060,742
                                                                                                             -------------
                              Total Food, Beverage & Tobacco                                                 $  4,121,981
--------------------------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 1.1%
                              Health Care Distributors -- 0.2%
   775,000                    McKesson Corp., 2.284%, 3/15/19                                                $    774,020
--------------------------------------------------------------------------------------------------------------------------
                              Health Care Equipment -- 0.5%
   445,000(a)                 Becton Dickinson & Co., 3.209% (3 Month USD LIBOR +
                              88 bps), 12/29/20                                                              $    445,861
   775,000                    Boston Scientific Corp., 3.375%, 5/15/22                                            768,976
 1,270,000(a)                 Medtronic, Inc., 3.141% (3 Month USD LIBOR +
                              80 bps), 3/15/20                                                                  1,282,087
                                                                                                             -------------
                                                                                                             $  2,496,924
--------------------------------------------------------------------------------------------------------------------------
                              Managed Health Care -- 0.4%
   557,000                    Aetna, Inc., 2.2%, 3/15/19                                                     $    555,940
 1,180,000                    UnitedHealth Group, Inc., 1.95%, 10/15/20                                         1,157,190
                                                                                                             -------------
                                                                                                             $  1,713,130
                                                                                                             -------------
                              Total Health Care Equipment & Services                                         $  4,984,074
--------------------------------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                              Household Products -- 0.1%
   500,000                    Reckitt Benckiser Treasury Services Plc, 2.125%,
                              9/21/18 (144A)                                                                 $    499,943
                                                                                                             -------------
                              Total Household & Personal Products                                            $    499,943
--------------------------------------------------------------------------------------------------------------------------
                              INSURANCE -- 7.2%
                              Life & Health Insurance -- 1.1%
   418,000                    Aflac, Inc., 2.4%, 3/16/20                                                     $    414,755
   890,000                    AIG Global Funding, 2.15%, 7/2/20 (144A)                                            871,897
   575,000                    Pricoa Global Funding I, 2.2%, 5/16/19 (144A)                                       573,614
   700,000                    Pricoa Global Funding I, 2.2%, 6/3/21 (144A)                                        680,121
   565,000                    Principal Life Global Funding II, 2.15%, 1/10/20 (144A)                             559,190
   485,000                    Principal Life Global Funding II, 2.625%, 11/19/20 (144A)                           479,560
   523,000                    Protective Life Corp., 7.375%, 10/15/19                                             547,485
   600,000                    Protective Life Global Funding, 2.161%, 9/25/20 (144A)                              587,394

The accompanying notes are an integral part of these financial statements.

52 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Life & Health Insurance -- (continued)
   565,000                    Prudential Financial, Inc., 5.375%, 6/21/20                                    $    587,425
                                                                                                             -------------
                                                                                                             $  5,301,441
--------------------------------------------------------------------------------------------------------------------------
                              Multi-Line Insurance -- 1.2%
   575,000                    American International Group, Inc., 2.3%, 7/16/19                              $    572,798
   980,000                    Liberty Mutual Group, Inc., 5.0%, 6/1/21 (144A)                                   1,014,203
   865,000                    Metropolitan Life Global Funding I, 1.55%, 9/13/19 (144A)                           854,740
   585,000                    Metropolitan Life Global Funding I, 1.75%, 12/19/18 (144A)                          583,941
   580,000                    Metropolitan Life Global Funding I, 1.75%, 9/19/19 (144A)                           573,285
   585,000                    Metropolitan Life Global Funding I, 2.05%, 6/12/20 (144A)                           573,927
   715,000                    New York Life Global Funding, 1.5%, 10/24/19 (144A)                                 704,935
   585,000                    New York Life Global Funding, 1.95%, 9/28/20 (144A)                                 572,584
                                                                                                             -------------
                                                                                                             $  5,450,413
--------------------------------------------------------------------------------------------------------------------------
                              Reinsurance -- 4.9%
   250,000(a)                 Alamo Re, 5.344% (1 Month U.S. Treasury Bill + 325 bps),
                              6/7/21 (144A) (Cat Bond)                                                       $    248,750
   350,000(a)                 Alamo Re, 6.944% (3 Month U.S. Treasury Bill + 485 bps),
                              6/8/20 (144A) (Cat Bond)                                                            352,275
   400,000(a)                 Aozora Re, 4.22% (6 Month USD LIBOR + 200 bps),
                              4/7/21 (144A) (Cat Bond)                                                            405,600
   250,000(a)                 Aozora Re, 4.581% (6 Month USD LIBOR + 224 bps),
                              4/7/20 (144A) (Cat Bond)                                                            252,775
   100,000+(d)(e)             Arlington Re 2015, Variable Rate Notes, 2/1/19                                        4,860
   150,000+(d)(e)             Arlington Re 2016, Variable Rate Notes, 2/28/19                                      19,575
   300,000+(d)(e)             Berwick Re 2017-1, Variable Rate Notes, 2/1/19                                        9,930
   556,440+(d)(e)             Berwick Re 2018-1, Variable Rate Notes, 12/31/21                                    582,815
   250,000+(d)(e)             Blue Lotus Re 2018, Variable Rate Notes, 12/31/21                                   279,950
   350,000(a)                 Bonanza Re, 6.514% (6 Month USD LIBOR + 398 bps),
                              12/31/19 (144A) (Cat Bond)                                                          351,575
   400,000(a)                 Caelus Re IV, 7.624% (3 Month U.S. Treasury Bill + 553 bps),
                              3/6/20 (144A) (Cat Bond)                                                            406,400
   250,000(a)                 Caelus Re V, 2.594% (1 Month U.S. Treasury Bill + 50 bps),
                              6/5/20 (144A) (Cat Bond)                                                            125,075
   250,000(a)                 Caelus Re V, 5.594% (3 Month U.S. Treasury Bill + 350 bps),
                              6/7/21 (144A) (Cat Bond)                                                            250,700
   250,000+(d)(e)             Carnoustie Re 2016, Variable Rate Notes, 11/30/20                                     6,750
   250,000+(d)(e)             Carnoustie Re 2017, Variable Rate Notes, 11/30/21                                    63,550
   250,000+(d)(e)             Carnoustie Re 2018, Variable Rate Notes, 12/31/21                                   269,345
   300,000+(a)                Casablanca Re, 5.814% (6 Month USD LIBOR + 375 bps),
                              6/4/20 (144A) (Cat Bond)                                                            302,010
   250,000+(d)(e)             Castle Stuart Re 2018, Variable Rate Notes, 12/1/21                                 243,250
   500,000(a)                 Citrus Re, 2.594% (1 Month U.S. Treasury Bill + 50 bps),
                              4/9/20 (144A) (Cat Bond)                                                            365,000

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 53

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
   400,000(a)                 Cranberry Re, 4.117% (6 Month USD LIBOR + 200 bps),
                              7/13/20 (144A) (Cat Bond)                                                      $    404,240
   250,000+(d)(e)             Cypress Re 2017, Variable Rate Notes, 1/10/19                                       114,400
   350,000+(d)(e)             Cypress Re 2018, Variable Rate Notes, 1/15/19                                       339,077
   343,272+(d)(e)             Denning Re 2018, Variable Rate Notes, 7/15/19                                       337,983
   250,000+(d)(e)             EC0012 Re, Variable Rate Notes, 6/15/19                                             244,500
   148,500+(d)(e)             Eden Re II, Variable Rate Notes, 3/22/21 (144A)                                      70,745
   445,500+(d)(e)             Eden Re II, Variable Rate Notes, 3/22/22 (144A)                                     479,893
   250,000+(d)(e)             Eden Re II, Variable Rate Notes, 3/22/22 (144A)                                     269,450
   250,000(a)                 Galilei Re, 6.84% (6 Month USD LIBOR + 466 bps),
                              1/8/20 (144A) (Cat Bond)                                                            250,625
   350,000(a)                 Galilei Re, 7.63% (6 Month USD LIBOR + 545 bps),
                              1/8/20 (144A) (Cat Bond)                                                            350,070
   250,000(a)                 Galilei Re, 7.65% (6 Month USD LIBOR + 545 bps),
                              1/8/21 (144A) (Cat Bond)                                                            250,500
   250,000(a)                 Galilei Re, 8.71% (6 Month USD LIBOR + 653 bps),
                              1/8/20 (144A) (Cat Bond)                                                            250,225
   300,000+(d)(e)             Gleneagles Re 2016, Variable Rate Notes, 11/30/20                                    27,861
   500,000(a)                 Golden State Re II, 4.294% (3 Month U.S. Treasury Bill +
                              220 bps), 1/8/19 (144A) (Cat Bond)                                                  499,950
   250,000+(d)(e)             Gullane Re 2018, Variable Rate Notes, 12/31/21                                      257,225
   250,000+(d)(e)             Harambee Re 2018, Variable Rate Notes, 12/31/21                                     267,175
   500,000(a)                 Integrity Re, 5.357% (6 Month USD LIBOR + 324 bps),
                              6/10/20 (144A) (Cat Bond)                                                           500,400
   250,000(a)                 International Bank for Reconstruction & Development,
                              8.034% (6 Month USD LIBOR + 590 bps), 12/20/19
                              (144A) (Cat Bond)                                                                   249,000
   250,000(a)                 International Bank for Reconstruction & Development,
                              9.467% (6 Month USD LIBOR + 690 bps), 7/15/20
                              (144A) (Cat Bond)                                                                   251,475
   272,363+(d)(e)             Kilarney Re 2018, Variable Rate Notes, 4/15/19                                      251,418
   400,000(a)                 Kilimanjaro II Re, 7.921% (6 Month USD LIBOR + 572 bps),
                              4/20/21 (144A) (Cat Bond)                                                           405,240
   300,000(a)                 Kilimanjaro II Re, 9.361% (6 Month USD LIBOR + 714 bps),
                              4/21/22 (144A) (Cat Bond)                                                           299,340
   750,000(a)                 Kilimanjaro Re, 5.849% (3 Month U.S. Treasury Bill +
                              375 bps), 11/25/19 (144A) (Cat Bond)                                                751,575
   250,000(a)                 Kilimanjaro Re, 6.787% (3 Month USD LIBOR + 465 bps),
                              5/6/22 (144A) (Cat Bond)                                                            249,900
   250,000(a)                 Kilimanjaro Re, 8.849% (3 Month U.S. Treasury Bill +
                              675 bps), 12/6/19 (144A) (Cat Bond)                                                 249,400
   250,000(a)                 Kilimanjaro Re, 11.349% (3 Month U.S. Treasury Bill +
                              925 bps), 12/6/19 (144A) (Cat Bond)                                                 251,000
   300,000+(d)(e)             Kingsbarns Re 2017, Variable Rate Notes, 5/15/19                                     45,960
   300,000+(d)(e)             Limestone Re, Variable Rate Notes, 8/31/21                                          292,260
   250,000(a)                 Long Point Re III, 4.849% (3 Month U.S. Treasury Bill +
                              275 bps), 6/1/22 (144A) (Cat Bond)                                                  250,825

The accompanying notes are an integral part of these financial statements.

54 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
   500,000+(d)(e)             Lorenz Re 2017, Variable Rate Notes, 3/31/20                                   $    105,400
   250,000+(d)(e)             Lorenz Re 2018, Variable Rate Notes, 7/1/21                                         258,800
   300,000+(d)(e)             Madison Re 2016, Variable Rate Notes, 3/31/19                                         8,340
   250,000+(d)(e)             Madison Re 2017, Variable Rate Notes, 12/31/19                                       65,975
   400,000(a)                 MetroCat Re, 5.799% (3 Month U.S. Treasury Bill + 370
                              bps), 5/8/20 (144A) (Cat Bond)                                                      403,280
   550,000(a)                 Nakama Re, 4.28% (6 Month USD LIBOR + 220 bps),
                              10/13/21 (144A) (Cat Bond)                                                          557,535
   250,000+(d)(e)             Oakmont Re 2017, Variable Rate Notes, 4/15/19                                         2,875
 1,000,000+(d)(e)             Pangaea Re 2015-1, Variable Rate Notes, 2/1/19                                        1,800
 1,000,000+(d)(e)             Pangaea Re 2015-2, Variable Rate Notes, 11/30/19                                      3,200
   800,000+(d)(e)             Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                                      9,280
   500,000+(d)(e)             Pangaea Re 2016-2, Variable Rate Notes, 11/30/20                                      4,075
   500,000+(d)(e)             Pangaea Re 2017-1, Variable Rate Notes, 11/30/21                                      2,260
   400,000+(d)(e)             Pangaea Re 2017-3, Variable Rate Notes, 5/31/22                                       1,760
   500,000+(d)(e)             Pangaea Re 2018-1, Variable Rate Notes, 12/31/21                                    545,440
   250,000+(d)(e)             Pangaea Re 2018-3, Variable Rate Notes, 7/1/22                                      256,800
   500,000(a)                 PennUnion Re, 6.599% (3 Month U.S. Treasury Bill +
                              450 bps), 12/7/18 (144A) (Cat Bond)                                                 500,750
   500,000+(d)(e)             Pinehurst Re 2018, Variable Rate Notes, 1/15/19                                     490,337
   250,000+(d)(e)             Portrush Re 2017, Variable Rate Notes, 6/15/19                                      199,200
   250,000+(d)(e)             Promissum Re 2018, Variable Rate Notes, 6/15/19                                     239,225
   250,000(a)                 Queen Street XI Re, 8.244% (3 Month U.S. Treasury Bill +
                              615 bps), 6/7/19 (144A) (Cat Bond)                                                  252,325
   500,000(a)                 Residential Reinsurance 2016, 5.914% (3 Month U.S.
                              Treasury Bill + 382 bps), 12/6/20 (144A) (Cat Bond)                                 504,650
   400,000(a)                 Residential Reinsurance 2017, 5.144% (3 Month U.S.
                              Treasury Bill + 305 bps), 6/6/21 (144A) (Cat Bond)                                  401,240
   250,000+(d)(e)             Resilience Re, Variable Rate Notes, 1/8/19 (144A)                                   250,000
   250,000+(d)(e)             Resilience Re, Variable Rate Notes, 1/8/19 (144A)                                   250,000
   350,000+(d)(e)             Resilience Re, Variable Rate Notes, 5/1/19                                            3,500
   250,000+(d)(e)             Resilience Re, Variable Rate Notes, 12/31/19                                         55,500
   500,000(a)                 Sanders Re, 5.253% (6 Month USD LIBOR + 307 bps),
                              12/6/21 (144A) (Cat Bond)                                                           498,500
   250,000+(d)(e)             Sector Re V, Series 6, Class D, Variable Rate Notes,
                              12/1/21 (144A)                                                                       22,150
   250,000+(d)(e)             Sector Re V, Series 7, Class C, Variable Rate Notes,
                              12/1/22 (144A)                                                                      274,300
   150,001+(d)(e)             Sector Re V, Series 7, Class G, Variable Rate Notes,
                              3/1/22 (144A)                                                                       104,386
   250,000+(d)(e)             Silverton Re, Variable Rate Notes, 9/17/18 (144A)                                     1,300
   250,000+(d)(e)             Silverton Re, Variable Rate Notes, 9/16/19 (144A)                                    52,250
   500,000+(a)                Skyline Re, 4.594% (3 Month U.S. Treasury Bill + 250 bps),
                              1/6/20 (144A) (Cat Bond)                                                            501,250

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 55

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
   300,000+(d)(e)             St. Andrews Re 2017-1, Variable Rate Notes, 2/1/19                             $     20,340
   347,597+(d)(e)             St. Andrews Re 2017-4, Variable Rate Notes, 6/1/19                                   34,204
   250,000+(d)(e)             Thopas Re 2018, Variable Rates Notes, 12/31/21                                      275,200
   650,000(a)                 Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20 (144A) (Cat Bond)                           648,765
   250,000(a)                 Ursa Re, 4.0% (3 Month USD LIBOR + 400 bps), 12/10/20
                              (144A) (Cat Bond)                                                                   251,300
   600,000+(d)(e)             Versutus Re 2016-A, Variable Rate Notes, 11/30/20                                     4,620
   450,000+(d)(e)             Versutus Re 2017, Variable Rate Notes, 11/30/21                                      20,385
   250,000+(d)(e)             Versutus Re 2018, Variable Rate Notes, 12/31/21                                     268,650
   500,000(a)                 Vitality Re V, 3.844% (3 Month U.S. Treasury Bill + 175 bps),
                              1/7/19 (144A) (Cat Bond)                                                            501,050
   400,000(a)                 Vitality Re VII, 4.244% (3 Month U.S. Treasury Bill + 215 bps),
                              1/7/20 (144A) (Cat Bond)                                                            402,120
   250,000(a)                 Vitality Re VII, 4.744% (3 Month U.S. Treasury Bill + 265 bps),
                              1/7/20 (144A) (Cat Bond)                                                            252,526
                                                                                                             -------------
                                                                                                             $ 22,508,740
                                                                                                             -------------
                              Total Insurance                                                                $ 33,260,594
--------------------------------------------------------------------------------------------------------------------------
                              MATERIALS -- 0.2%
                              Construction Materials -- 0.1%
   338,000(a)                 Martin Marietta Materials, Inc., 2.825% (3 Month USD
                              LIBOR + 50 bps), 12/20/19                                                      $    339,022
-------------------------------------------------------------------------------------------------------------------------
                              Diversified Chemicals -- 0.1%
   570,000                    EI du Pont de Nemours & Co., 2.2%, 5/1/20                                      $    563,299
                                                                                                             -------------
                              Total Materials                                                                $    902,321
--------------------------------------------------------------------------------------------------------------------------
                              MEDIA -- 0.3%
                              Broadcasting -- 0.2%
 1,110,000                    NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (144A)                          $  1,105,311
--------------------------------------------------------------------------------------------------------------------------
                              Cable & Satellite -- 0.1%
   300,000                    Comcast Corp., 5.15%, 3/1/20                                                   $    309,357
                                                                                                             -------------
                              Total Media                                                                    $  1,414,668
--------------------------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 1.9%
                              Biotechnology -- 1.3%
 1,125,000                    AbbVie, Inc., 2.0%, 11/6/18                                                    $  1,124,093
 1,160,000                    AbbVie, Inc., 2.5%, 5/14/20                                                       1,148,247
 1,150,000                    Amgen, Inc., 1.9%, 5/10/19                                                        1,144,101
   730,000                    Amgen, Inc., 2.2%, 5/22/19                                                          727,794
   950,000                    Amgen, Inc., 5.7%, 2/1/19                                                           961,699
   945,000                    Biogen, Inc., 2.9%, 9/15/20                                                         941,818
                                                                                                             -------------
                                                                                                             $  6,047,752
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

56 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 0.6%
   955,000                    Bayer US Finance II LLC, 3.5%, 6/25/21 (144A)                                  $    954,234
   550,000                    Johnson & Johnson, 2.95%, 9/1/20                                                    554,575
 1,155,000                    Shire Acquisitions Investments Ireland, DAC, 1.9%, 9/23/19                        1,141,591
                                                                                                             -------------
                                                                                                             $  2,650,400
                                                                                                             -------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences                           $  8,698,152
--------------------------------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 0.6%
                              Diversified REIT -- 0.1%
   575,000                    Boston Properties LP, 5.875%, 10/15/19                                         $    589,640
--------------------------------------------------------------------------------------------------------------------------
                              Health Care REIT -- 0.1%
   480,000                    Healthcare Trust of America Holdings LP, 3.375%, 7/15/21                       $    478,231
--------------------------------------------------------------------------------------------------------------------------
                              Office REIT -- 0.1%
   575,000                    Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20                          $    570,819
--------------------------------------------------------------------------------------------------------------------------
                              Residential REIT -- 0.3%
 1,233,000                    UDR, Inc., 3.7%, 10/1/20                                                       $  1,240,746
                                                                                                             -------------
                              Total Real Estate                                                              $  2,879,436
--------------------------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.3%
                              Automotive Retail -- 0.1%
   625,000                    AutoZone, Inc., 1.625%, 4/21/19                                                $    620,344
--------------------------------------------------------------------------------------------------------------------------
                              Internet & Direct Marketing Retail -- 0.2%
   775,000                    Amazon.com, Inc., 1.9%, 8/21/20                                                $    760,575
                                                                                                             -------------
                              Total Retailing                                                                $  1,380,919
--------------------------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 0.3%
                              Systems Software -- 0.3%
 1,330,000                    Microsoft Corp., 1.1%, 8/8/19                                                  $  1,313,051
                                                                                                             -------------
                              Total Software & Services                                                      $  1,313,051
--------------------------------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                              Computer Hardware Storage & Peripherals -- 0.4%
   585,000                    Apple, Inc., 1.7%, 2/22/19                                                     $    583,191
 1,180,000                    Apple, Inc., 2.25%, 2/23/21                                                       1,163,628
                                                                                                             -------------
                                                                                                             $  1,746,819
--------------------------------------------------------------------------------------------------------------------------
                              Electric Components -- 0.1%
   560,000                    Amphenol Corp., 2.2%, 4/1/20                                                   $    551,931
    67,000                    Amphenol Corp., 2.55%, 1/30/19                                                       66,972
                                                                                                             -------------
                                                                                                             $    618,903
                                                                                                             -------------
                              Total Technology Hardware & Equipment                                          $  2,365,722
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 57

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 1.3%
                              Integrated Telecommunication Services -- 1.3%
   425,000                    AT&T, Inc., 2.3%, 3/11/19                                                      $    424,190
   595,000                    AT&T, Inc., 2.45%, 6/30/20                                                          587,312
   600,000(a)                 AT&T, Inc., 3.221% (3 Month USD LIBOR + 91 bps), 11/27/18                           601,159
 1,765,000                    British Telecommunications Plc, 2.35%, 2/14/19                                    1,761,805
   300,000                    Deutsche Telekom International Finance BV, 1.5%,
                              9/19/19 (144A)                                                                      295,367
   570,000(a)                 Deutsche Telekom International Finance BV, 2.916% (3 Month
                              USD LIBOR + 58 bps), 1/17/20 (144A)                                                 572,260
 1,000,000                    GTP Acquisition Partners I LLC, 2.35%, 6/15/20 (144A)                               979,378
   575,000                    Orange SA, 1.625%, 11/3/19                                                          566,695
                                                                                                             -------------
                              Total Telecommunication Services                                               $  5,788,166
--------------------------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 0.7%
                              Highways & Railtracks -- 0.3%
 1,065,000                    ERAC USA Finance LLC, 2.35%, 10/15/19 (144A)                                   $  1,056,736
--------------------------------------------------------------------------------------------------------------------------
                              Railroads -- 0.2%
   500,000                    TTX Co., 2.25%, 2/1/19 (144A)                                                  $    498,744
   485,000                    Union Pacific Corp., 3.2%, 6/8/21                                                   486,229
                                                                                                             -------------
                                                                                                             $    984,973
--------------------------------------------------------------------------------------------------------------------------
                              Trucking -- 0.2%
   535,000                    Penske Truck Leasing Co. LP/PTL Finance Corp., 2.5%,
                              6/15/19 (144A)                                                                 $    532,411
   500,000                    Penske Truck Leasing Co. LP/PTL Finance Corp., 3.375%,
                              2/1/22 (144A)                                                                       496,558
                                                                                                             -------------
                                                                                                             $  1,028,969
                                                                                                             -------------
                              Total Transportation                                                           $  3,070,678
--------------------------------------------------------------------------------------------------------------------------
                              UTILITIES -- 2.1%
                              Electric Utilities -- 1.3%
 1,030,000                    American Electric Power Co., Inc., 2.15%, 11/13/20                             $  1,008,726
   420,000                    Duke Energy Florida LLC, 2.1%, 12/15/19                                             418,170
 1,453,000                    Electricite de France SA, 2.15%, 1/22/19 (144A)                                   1,450,300
   200,000                    Eversource Energy, 4.5%, 11/15/19                                                   203,516
 1,520,000                    Georgia Power Co., 2.0%, 3/30/20                                                  1,492,693
   700,000                    NextEra Energy Capital Holdings, Inc., 3.342%, 9/1/20                               702,891
   376,000                    PNM Resources, Inc., 3.25%, 3/9/21                                                  373,666
   600,000                    Southern Co., 1.85%, 7/1/19                                                         595,734
                                                                                                             -------------
                                                                                                             $  6,245,696
--------------------------------------------------------------------------------------------------------------------------
                              Multi-Utilities -- 0.8%
   320,000                    Dominion Energy, Inc., 1.6%, 8/15/19                                           $    316,294
 1,495,000                    Dominion Energy, Inc., 1.875%, 1/15/19                                            1,491,091
   285,000                    Dominion Energy, Inc., 2.579%, 7/1/20                                               281,118

The accompanying notes are an integral part of these financial statements.

58 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Multi-Utilities -- (continued)
   540,000                    Sempra Energy, 2.4%, 2/1/20                                                    $    533,569
   500,000                    Sempra Energy, 9.8%, 2/15/19                                                        515,339
   485,000                    WEC Energy Group, Inc., 3.375%, 6/15/21                                             486,913
                                                                                                             -------------
                                                                                                             $  3,624,324
                                                                                                             -------------
                              Total Utilities                                                                $  9,870,020
--------------------------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS
                              (Cost $190,273,646)                                                            $188,592,219
--------------------------------------------------------------------------------------------------------------------------
                              SENIOR SECURED FLOATING RATE LOAN INTERESTS --
                              4.8% of Net Assets*(a)
                              AUTOMOBILES & COMPONENTS -- 0.3%
                              Auto Parts & Equipment -- 0.1%
   472,875                    American Axle & Manufacturing, Inc., Tranche B Term Loan,
                              4.373% (LIBOR + 225 bps), 4/6/24                                               $    473,368
--------------------------------------------------------------------------------------------------------------------------
                              Automobile Manufacturers -- 0.2%
   345,386                    FCA US LLC (fka Chrysler Group LLC), Tranche B Term Loan,
                              4.07% (LIBOR + 200 bps), 12/31/18                                              $    346,249
   374,975                    TI Group Automotive Systems LLC, Initial US Term Loan,
                              4.576% (LIBOR + 250 bps), 6/30/22                                                   376,260
                                                                                                             -------------
                                                                                                             $    722,509
                                                                                                             -------------
                              Total Automobiles & Components                                                 $  1,195,877
--------------------------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 0.3%
                              Aerospace & Defense -- 0.1%
   323,188                    MacDonald, Dettwiler and Associates, Ltd., Initial Term B Loan,
                              4.83% (LIBOR + 275 bps), 10/4/24                                               $    317,186
--------------------------------------------------------------------------------------------------------------------------
                              Construction Machinery & Heavy Trucks -- 0.1%
   391,035                    Navistar, Inc., Tranche B Term Loan, 5.58% (LIBOR +
                              350 bps), 11/6/24                                                              $    392,502
   249,364                    Terex Corp., 2018 Incremental U.S. Term Loan, 4.334%
                              (LIBOR + 200 bps), 1/31/24                                                          249,935
                                                                                                             -------------
                                                                                                             $    642,437
--------------------------------------------------------------------------------------------------------------------------
                              Electrical Components & Equipment -- 0.1%
   329,298                    WireCo WorldGroup, Inc. (WireCo WorldGroup Finance LP), First
                              Lien Initial Term Loan, 7.076% (LIBOR + 500 bps), 9/29/23                      $    333,414
--------------------------------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.0%+
   167,014                    NN, Inc., Tranche B Term Loan, 5.826% (LIBOR +
                              375 bps), 10/19/22                                                             $    166,832
--------------------------------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.0%+
     8,663                    WESCO Distribution, Inc., Tranche B-1 Term Loan, 5.076%
                              (LIBOR + 300 bps), 12/12/19                                                    $      8,673
                                                                                                             -------------
                              Total Capital Goods                                                            $  1,468,542
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 59

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              COMMERCIAL & PROFESSIONAL SERVICES -- 0.0%+
                              Diversified Support Services -- 0.0%+
   133,747                    TMS International Corp. (aka Tube City IMS Corp.), Term B-2
                              Loan, 4.826% (LIBOR + 275 bps), 8/14/24                                        $    134,332
                                                                                                             -------------
                              Total Commercial & Professional Services                                       $    134,332
--------------------------------------------------------------------------------------------------------------------------
                              COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                              Human Resources & Employment Services -- 0.0%+
    65,579                    On Assignment, Inc., Initial Term B-1 Loan, 4.076%
                              (LIBOR + 200 bps), 6/3/22                                                      $     65,770
--------------------------------------------------------------------------------------------------------------------------
                              Office Services & Supplies -- 0.0%+
   150,108                    West Corp., Initial Term B Loan, 6.076% (LIBOR +
                              400 bps), 10/10/24                                                             $    149,295
--------------------------------------------------------------------------------------------------------------------------
                              Security & Alarm Services -- 0.1%
   380,591                    GW Honos Security Corp. (Garda World Security Corp.),
                              Term B Loan, 5.8% (LIBOR + 350 bps), 5/24/24                                   $    382,137
                                                                                                             -------------
                              Total Commercial Services & Supplies                                           $    597,202
--------------------------------------------------------------------------------------------------------------------------
                              CONSUMER DISCRETIONARY -- 0.0%+
                              Advertising -- 0.0%+
    81,750                    Red Ventures LLC (New Imagitas, Inc.), First Lien Term Loan,
                              6.076% (LIBOR + 400 bps), 11/8/24                                              $     82,785
                                                                                                             -------------
                              Total Consumer Discretionary                                                   $     82,785
--------------------------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.0%+
                              Housewares & Specialties -- 0.0%+
   131,770                    Prestige Brands, Inc., Term B-4 Loan, 4.076% (LIBOR +
                              200 bps), 1/26/24                                                              $    131,828
                                                                                                             -------------
                              Total Consumer Durables & Apparel                                              $    131,828
--------------------------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 0.3%
                              Casinos & Gaming -- 0.1%
   706,507                    Scientific Games International, Inc., Initial Term B-5 Loan,
                              4.826% (LIBOR + 275 bps), 8/14/24                                              $    705,687
--------------------------------------------------------------------------------------------------------------------------
                              Education Services -- 0.1%
   384,035                    Bright Horizons Family Solutions LLC (fka Bright Horizons
                              Family Solutions, Inc.), Term B Loan, 3.826% (LIBOR +
                              175 bps), 11/7/23                                                              $    384,672
--------------------------------------------------------------------------------------------------------------------------
                              Hotels, Resorts & Cruise Lines -- 0.1%
   271,029                    Hilton Worldwide Finance LLC, Series B-2 Term Loan,
                              3.815% (LIBOR + 175 bps), 10/25/23                                             $    272,180
                                                                                                             -------------
                              Total Consumer Services                                                        $  1,362,539
--------------------------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.4%
                              Diversified Capital Markets -- 0.1%
   288,750                    Outfront Media Capital LLC (Outfront Media Capital Corp.),
                              Term Loan, 4.075% (LIBOR + 200 bps), 3/18/24                                   $    290,426
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

60 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Other Diversified Financial Services -- 0.2%
   423,530                    Delos Finance S.a r.l., New Term Loan, 4.084% (LIBOR +
                              175 bps), 10/6/23                                                              $    425,295
   309,053                    Fly Funding II S.a.r.l., Term Loan, 4.35% (LIBOR +
                              200 bps), 2/9/23                                                                    309,439
                                                                                                             -------------
                                                                                                             $    734,734
--------------------------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.1%
   515,629                    1011778 B.C. Unlimited Liability Co. (New Red Finance,
                              Inc.) (aka Burger King/Tim Hortons), Term B-3 Loan, 4.326%
                              (LIBOR + 225 bps), 2/16/24                                                     $    516,003
   192,500                    SBA Senior Finance II LLC, Initial Term Loan, 4.08%
                              (LIBOR + 200 bps), 4/11/25                                                          192,085
                                                                                                             -------------
                                                                                                             $    708,088
                                                                                                             -------------
                              Total Diversified Financials                                                   $  1,733,248
--------------------------------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.1%
                              Food Retail -- 0.1%
   445,920                    Albertson's LLC, 2017-1 Term B-6 Loan, 5.311% (LIBOR +
                              300 bps), 6/22/23                                                              $    445,118
                                                                                                             -------------
                              Total Food & Staples Retailing                                                 $    445,118
--------------------------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 0.2%
                              Agricultural Products -- 0.1%
   435,188                    Darling Ingredients, Inc. (fka Darling International, Inc.),
                              Term B Loan, 4.08% (LIBOR + 200 bps), 12/18/24                                 $    439,428
--------------------------------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 0.1%
   471,122                    JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan,
                              4.835% (LIBOR + 250 bps), 10/30/22                                             $    471,380
                                                                                                             -------------
                              Total Food, Beverage & Tobacco                                                 $    910,808
--------------------------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                              Health Care Facilities -- 0.0%+
    92,901                    CHS/Community Health Systems, Inc., Incremental 2021
                              Term H Loan, 5.563% (LIBOR + 325 bps), 1/27/21                                 $     91,791
    89,044                    Vizient, Inc., Term B-4 Loan, 4.826% (LIBOR +
                              275 bps), 2/13/23                                                                    89,193
                                                                                                             -------------
                                                                                                             $    180,984
--------------------------------------------------------------------------------------------------------------------------
                              Health Care Services -- 0.2%
   280,183                    Envision Healthcare Corp. (fka Emergency Medical Services
                              Corp.), Initial Term Loan, 5.08% (LIBOR + 300 bps), 12/1/23                    $    280,475
   198,957                    Gentiva Health Services, Inc., First Lien Closing Date Initial
                              Term Loan, 6.125% (LIBOR + 375 bps), 7/2/25                                         200,693
   633,750                    U.S. Renal Care, Inc., First Lien Initial Term Loan, 6.584%
                              (LIBOR + 425 bps), 12/30/22                                                         620,019
                                                                                                             -------------
                                                                                                             $  1,101,187
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 61

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Health Care Supplies -- 0.2%
   574,200                    Kinetic Concepts, Inc., Dollar Term Loan, 5.584%
                              (LIBOR + 325 bps), 2/2/24                                                      $    577,215
   291,806                    Sterigenics-Nordion Holdings LLC, Incremental Term Loan,
                              5.334% (LIBOR + 300 bps), 5/15/22                                                   292,973
                                                                                                             -------------
                                                                                                             $    870,188
                                                                                                             -------------
                              Total Health Care Equipment & Services                                         $  2,152,359
--------------------------------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                              Personal Products -- 0.1%
   300,407                    Party City Holdings, Inc., 2018 Replacement Term Loan,
                              5.053% (LIBOR + 275 bps), 8/19/22                                              $    302,062
                                                                                                             -------------
                              Total Household & Personal Products                                            $    302,062
--------------------------------------------------------------------------------------------------------------------------
                              MATERIALS -- 0.4%
                              Diversified Chemicals -- 0.1%
   135,366                    Tronox, Ltd., First Lien Blocked Dollar Term Loan, 5.076%
                              (LIBOR + 300 bps), 9/23/24                                                     $    136,029
   312,384                    Tronox, Ltd., First Lien Initial Dollar Term Loan, 5.076%
                              (LIBOR + 300 bps), 9/23/24                                                          313,913
    42,532                    W. R. Grace & Co., Term B-1 Loan, 4.084% (LIBOR +
                              175 bps), 4/3/25                                                                     42,729
    72,913                    W. R. Grace & Co., Term B-2 Loan, 4.084% (LIBOR +
                              175 bps), 4/3/25                                                                     73,250
                                                                                                             -------------
                                                                                                             $    565,921
--------------------------------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.0%+
    62,521                    BWay Holding Co., Initial Term Loan, 5.581% (LIBOR +
                              325 bps), 4/3/24                                                               $     62,320
--------------------------------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 0.3%
   847,100                    MacDermid, Inc. (Platform Specialty Products Corp.),
                              Tranche B-6 Term Loan, 5.076% (LIBOR + 300 bps), 6/7/23                        $    850,938
   267,822                    MacDermid, Inc. (Platform Specialty Products Corp.),
                              Tranche B-7 Term Loan, 4.576% (LIBOR + 250 bps), 6/7/20                             269,036
                                                                                                             -------------
                                                                                                             $  1,119,974
                                                                                                             -------------
                              Total Materials                                                                $  1,748,215
--------------------------------------------------------------------------------------------------------------------------
                              MEDIA -- 0.9%
                              Broadcasting -- 0.6%
   742,826                    Gray Television, Inc., Term B-2 Loan, 4.331% (LIBOR +
                              225 bps), 2/7/24                                                               $    744,948
   191,436                    Quebecor Media, Inc., Facility B-1 Tranche, 4.564%
                              (LIBOR + 225 bps), 8/17/20                                                          192,273
   794,000                    Raycom TV Broadcasting LLC, Tranche B-1 Term Loan,
                              4.326% (LIBOR + 225 bps), 8/23/24                                                   795,489
   424,036                    Sinclair Television Group, Inc., Tranche B Term Loan,
                              4.33% (LIBOR + 225 bps), 1/3/24                                                     424,825

The accompanying notes are an integral part of these financial statements.

62 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Broadcasting -- (continued)
    33,254                    Tribune Media Co. (fka Tribune Co.), Term B Loan,
                              5.076% (LIBOR + 300 bps), 12/27/20                                             $     33,379
   414,475                    Tribune Media Co. (fka Tribune Co.), Term C Loan, 5.076%
                              (LIBOR + 300 bps), 1/26/24                                                          416,026
                                                                                                             -------------
                                                                                                             $  2,606,940
--------------------------------------------------------------------------------------------------------------------------
                              Cable & Satellite -- 0.1%
   385,117                    Mediacom Illinois LLC (fka Mediacom Communications LLC),
                              Tranche N Term Loan, 3.71% (LIBOR + 175 bps), 2/15/24                          $    386,080
   262,446                    Ziggo Secured Finance Partnership, Term Loan E Facility,
                              4.563% (LIBOR + 250 bps), 4/15/25                                                   258,386
                                                                                                             -------------
                                                                                                             $    644,466
--------------------------------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 0.2%
   238,238                    AMC Entertainment Holdings, Inc. (fka AMC Entertainment,
                              Inc.), Initial Term Loan, 4.313% (LIBOR + 225 bps), 12/15/22                   $    238,734
   491,281                    Live Nation Entertainment, Inc., Term B-3 Loan, 3.875%
                              (LIBOR + 175 bps), 10/31/23                                                         493,121
                                                                                                             -------------
                                                                                                             $    731,855
                                                                                                             -------------
                              Total Media                                                                    $  3,983,261
--------------------------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                              SCIENCES -- 0.1%
                              Pharmaceuticals -- 0.1%
   220,702                    Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
                              International, Inc.), Initial Term Loan, 5.081% (LIBOR +
                              300 bps), 6/2/25                                                               $    221,736
   237,600                    Endo Luxembourg Finance Co. I S.a.r.l., Initial Term Loan,
                              6.375% (LIBOR + 425 bps), 4/29/24                                                   239,381
                                                                                                             -------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences                           $    461,117
--------------------------------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 0.1%
                              Hotel & Resort REIT -- 0.1%
   307,913                    MGM Growth Properties Operating Partnership LP, Term B
                              Loan, 4.076% (LIBOR + 200 bps), 3/21/25                                        $    308,270
                                                                                                             -------------
                              Total Real Estate                                                              $    308,270
--------------------------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.1%
                              Specialty Stores -- 0.1%
   446,625                    Staples, Inc., Closing Date Term Loan, 6.343% (LIBOR +
                              400 bps), 9/12/24                                                              $    446,160
                                                                                                             -------------
                              Total Retailing                                                                $    446,160
--------------------------------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.1%
                              Semiconductor Equipment -- 0.1%
   599,506                    Sensata Technologies BV (Sensata Technologies Finance
                              Co. LLC), Sixth Amendment Term Loan, 3.817% (LIBOR +
                              175 bps), 10/14/21                                                             $    602,628
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 63

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              Semiconductors -- 0.0%+
    94,157                    ON Semiconductor Corp., 2018 New Replacement Term B-3
                              Loan, 3.826% (LIBOR + 175 bps), 3/31/23                                        $     94,422
                                                                                                             -------------
                              Total Semiconductors & Semiconductor Equipment                                 $    697,050
--------------------------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 0.2%
                              Application Software -- 0.1%
   244,116                    Verint Systems, Inc., Refinancing Term Loan, 4.082%
                              (LIBOR + 200 bps), 6/28/24                                                     $    244,573
--------------------------------------------------------------------------------------------------------------------------
                              Internet Software & Services -- 0.0%+
   170,001                    Worldpay LLC, New Term B-3 Loan, 3.813% (LIBOR +
                              175 bps), 10/14/23                                                             $    170,273
--------------------------------------------------------------------------------------------------------------------------
                              IT Consulting & Other Services -- 0.1%
   388,986                    CDW LLC (aka AP Exhaust Acq LLC) (fka CDW Corp.), Term
                              Loan, 3.83% (LIBOR + 175 bps), 8/17/23                                         $    389,642
        59                    Evergreen Skills Lux S.a.r.l., First Lien Initial Term Loan,
                              6.826% (LIBOR + 475 bps), 4/28/21                                                        57
                                                                                                             -------------
                                                                                                             $    389,699
                                                                                                             -------------
                              Total Software & Services                                                      $    804,545
--------------------------------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                              Communication Equipment -- 0.1%
   273,353                    Ciena Corp., Refinancing Term Loan, 4.577% (LIBOR +
                              250 bps), 1/28/22                                                              $    275,061
--------------------------------------------------------------------------------------------------------------------------
                              Electronic Equipment & Instruments -- 0.0%+
   167,433                    Zebra Technologies Corp., Tranche B Term Loan, 4.062%
                              (LIBOR + 175 bps), 10/27/21                                                    $    168,514
                                                                                                             -------------
                              Total Technology Hardware & Equipment                                          $    443,575
--------------------------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATIONS SERVICES -- 0.2%
                              Integrated Telecommunication Services -- 0.1%
   362,583                    GCI Holdings, Inc., New Term B Loan, 4.326% (LIBOR +
                              225 bps), 2/2/22                                                               $    363,036
   225,000                    Level 3 Financing, Inc., Tranche B 2024 Term Loan, 4.317%
                              (LIBOR + 225 bps), 2/22/24                                                          225,469
                                                                                                             -------------
                                                                                                             $    588,505
--------------------------------------------------------------------------------------------------------------------------
                              Wireless Telecommunications Services -- 0.1%
   235,662                    Virgin Media Bristol LLC, Facility K, 4.563% (LIBOR +
                              250 bps), 1/15/26                                                              $    235,827
                                                                                                             -------------
                              Total Telecommunications Services                                              $    824,332
--------------------------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 0.2%
                              Airlines -- 0.2%
   727,500                    American Airlines, Inc., 2017 Replacement Term Loan,
                              4.063% (LIBOR + 200 bps), 10/10/21                                             $    723,408
                                                                                                             -------------
                              Total Transportation                                                           $    723,408
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

64 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              UTILITIES -- 0.2%
                              Electric Utilities -- 0.2%
   699,000                    APLP Holdings, Ltd. Partnership, Term Loan, 5.076%
                              (LIBOR + 300 bps), 4/13/23                                                     $    701,621
   398,964                    Eastern Power LLC (Eastern Covert Midco LLC)
                              (aka TPF II LC LLC), Term Loan, 5.826% (LIBOR +
                              375 bps), 10/2/23                                                                   399,545
                                                                                                             -------------
                              Total Utilities                                                                $  1,101,166
--------------------------------------------------------------------------------------------------------------------------
                              TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                              (Cost $21,896,620)                                                             $ 22,057,799
--------------------------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                              5.8% of Net Assets
   755,300                    Fannie Mae, 2.0%, 8/1/23                                                       $    740,124
   740,293                    Fannie Mae, 2.0%, 11/1/23                                                           721,328
   387,821(a)                 Fannie Mae, 2.438% (2 Month USD LIBOR + 160 bps), 7/1/45                            385,856
   589,641                    Fannie Mae, 2.5%, 9/1/22                                                            585,127
   156,364                    Fannie Mae, 2.5%, 6/1/23                                                            155,724
   368,121                    Fannie Mae, 2.5%, 11/1/23                                                           366,611
   429,747                    Fannie Mae, 2.5%, 3/1/25                                                            427,981
   923,350                    Fannie Mae, 2.5%, 3/1/28                                                            904,774
   199,265                    Fannie Mae, 3.0%, 5/1/21                                                            198,212
   210,842                    Fannie Mae, 3.0%, 12/1/21                                                           211,110
   538,157                    Fannie Mae, 3.0%, 10/1/27                                                           536,940
   717,899                    Fannie Mae, 3.0%, 11/1/27                                                           717,968
    25,605(a)                 Fannie Mae, 3.052% (2 Month Treasury Average Rate +
                              140 bps), 11/1/40                                                                    25,445
   274,771(a)                 Fannie Mae, 3.146% (2 Month USD LIBOR + 140 bps), 10/1/36                           276,892
    63,515(a)                 Fannie Mae, 3.405% (1 Year CMT Index + 216 bps), 10/1/29                             64,651
       802(a)                 Fannie Mae, 3.434% (1 Year CMT Index + 212 bps), 11/1/25                                828
    25,076(a)                 Fannie Mae, 3.724% (1 Year CMT Index + 232 bps), 12/1/28                             25,810
     1,844(a)                 Fannie Mae, 3.949% (1 Year CMT Index + 222 bps), 4/1/29                               1,875
    29,363                    Fannie Mae, 4.0%, 8/1/19                                                             30,068
    71,550                    Fannie Mae, 4.0%, 12/1/19                                                            73,267
   121,027                    Fannie Mae, 4.0%, 1/1/20                                                            123,932
   201,007                    Fannie Mae, 4.0%, 10/1/20                                                           205,832
   219,618                    Fannie Mae, 4.0%, 3/1/21                                                            224,889
    78,301(a)                 Fannie Mae, 4.279% (11th District Cost of Funds Index +
                              193 bps), 12/1/36                                                                    81,826
     2,468(a)                 Fannie Mae, 4.338% (1 Year CMT Index + 246 bps), 4/1/28                               2,469
    32,411(a)                 Fannie Mae, 4.346% (6 Month USD LIBOR + 226 bps), 1/1/25                             32,834
    25,232(a)                 Fannie Mae, 4.476% (2 Month USD LIBOR + 175 bps), 7/1/36                             26,569
   228,408                    Fannie Mae, 4.5%, 5/1/39                                                            239,826
   383,154                    Fannie Mae, 4.5%, 5/1/39                                                            402,255
   123,821                    Fannie Mae, 4.5%, 1/1/41                                                            129,552

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 65

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              U.S. Government and Agency Obligations -- (continued)
    19,656(a)                 Fannie Mae, 4.675% (6 Month USD LIBOR + 218 bps), 11/1/24                      $     20,056
    48,922                    Fannie Mae, 5.0%, 11/1/20                                                            50,327
   272,347                    Fannie Mae, 5.0%, 10/1/41                                                           291,720
       429(a)                 Fannie Mae, 5.29% (6 Month USD LIBOR + 285 bps), 2/1/33                                 429
    15,055                    Fannie Mae, 5.5%, 12/1/35                                                            16,315
   132,074                    Fannie Mae, 5.5%, 8/1/37                                                            143,844
   132,679                    Fannie Mae, 6.0%, 10/1/22                                                           137,285
    15,042                    Fannie Mae, 6.0%, 2/1/34                                                             16,299
    11,840                    Fannie Mae, 6.0%, 4/1/38                                                             13,063
   155,808                    Fannie Mae, 6.5%, 4/1/29                                                            169,380
     3,362                    Fannie Mae, 6.5%, 7/1/32                                                              3,785
    10,476                    Fannie Mae, 7.0%, 1/1/36                                                             11,533
   479,051                    Federal Home Loan Mortgage Corp., 2.5%, 10/1/27                                     468,783
 1,156,257                    Federal Home Loan Mortgage Corp., 3.0%, 7/1/24                                    1,158,565
     3,458(a)                 Federal Home Loan Mortgage Corp., 3.521% (1 Year
                              CMT Index + 225 bps), 11/1/31                                                         3,651
   107,834(a)                 Federal Home Loan Mortgage Corp., 3.656% (2 Month
                              USD LIBOR + 191 bps), 10/1/31                                                       109,176
   159,726(a)                 Federal Home Loan Mortgage Corp., 3.658% (2 Month
                              USD LIBOR + 191 bps), 12/1/31                                                       159,191
     1,448(a)                 Federal Home Loan Mortgage Corp., 3.854% (1 Year
                              CMT Index + 236 bps), 1/1/28                                                          1,507
    66,811                    Federal Home Loan Mortgage Corp., 4.0%, 5/1/24                                       68,585
     7,004(a)                 Federal Home Loan Mortgage Corp., 4.295% (6 Month
                              USD LIBOR + 229 bps), 4/1/25                                                          7,149
    11,345                    Federal Home Loan Mortgage Corp., 4.5%, 7/1/19                                       11,453
    35,574(a)                 Federal Home Loan Mortgage Corp., 4.658% (2 Month
                              USD LIBOR + 191 bps), 8/1/31                                                         35,599
    15,439                    Federal Home Loan Mortgage Corp., 5.0%, 2/1/21                                       15,801
    44,258                    Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                                      47,262
    11,946                    Federal Home Loan Mortgage Corp., 5.5%, 8/1/23                                       12,335
   157,497                    Federal Home Loan Mortgage Corp., 6.0%, 12/1/22                                     162,882
    53,441                    Government National Mortgage Association I, 5.0%, 8/15/19                            55,202
    31,194                    Government National Mortgage Association I, 6.0%, 12/15/31                           33,964
    59,749                    Government National Mortgage Association I, 6.0%, 11/15/36                           65,294
    17,102                    Government National Mortgage Association I, 6.5%, 5/15/31                            19,324
     6,495                    Government National Mortgage Association I, 6.5%, 7/15/35                             7,135
    18,127                    Government National Mortgage Association I, 6.5%, 10/15/37                           20,659
    30,876                    Government National Mortgage Association I, 7.5%, 10/15/36                           32,772
     9,371                    Government National Mortgage Association II, 6.0%, 8/20/19                            9,391
    85,984                    Government National Mortgage Association II, 6.0%, 10/20/21                          87,386
    51,908                    Government National Mortgage Association II, 6.0%, 4/20/22                           52,416
    49,313                    Government National Mortgage Association II, 6.0%, 11/20/22                          50,233

The accompanying notes are an integral part of these financial statements.

66 Pioneer Short Term Income Fund | Annual Report | 8/31/18

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                      Value
--------------------------------------------------------------------------------------------------------------------------
                              U.S. Government and Agency Obligations -- (continued)
   500,000                    U.S. Treasury Bond, 8.125%, 8/15/21                                            $    576,602
 2,335,000                    U.S. Treasury Notes, 1.125%, 7/31/21                                              2,232,935
 4,100,000                    U.S. Treasury Notes, 1.125%, 8/31/21                                              3,915,334
 2,550,000                    U.S. Treasury Notes, 2.0%, 8/31/21                                                2,499,100
 3,295,000                    U.S. Treasury Notes, 2.25%, 7/31/21                                               3,254,327
   750,000                    U.S. Treasury Notes, 3.5%, 5/15/20                                                  760,869
 2,045,000                    U.S. Treasury Notes, 3.625%, 2/15/21                                              2,090,453
--------------------------------------------------------------------------------------------------------------------------
                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                              (Cost $27,677,447)                                                             $ 26,819,946
--------------------------------------------------------------------------------------------------------------------------
                              TEMPORARY CASH INVESTMENTS -- 0.1% of Net Assets
                              CERTIFICATE OF DEPOSIT -- 0.1%
   585,000(a)                 Mizuho Bank, Ltd., 2.835% (3 Month USD LIBOR +
                              50 bps), 9/24/18                                                               $    585,045
--------------------------------------------------------------------------------------------------------------------------
                              TOTAL TEMPORARY CASH INVESTMENTS
                              (Cost $585,848)                                                                $    585,045
--------------------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.8%
                              (Cost $465,564,056)                                                            $462,180,068
--------------------------------------------------------------------------------------------------------------------------
                              OTHER ASSETS AND LIABILITIES -- 0.2%                                           $  1,032,797
--------------------------------------------------------------------------------------------------------------------------
                              NET ASSETS -- 100.0%                                                           $463,212,865
==========================================================================================================================

bps         Basis Points.

CMT         Constant Maturity Treasury Index.

CPI         Consumer Price Index.

FREMF       Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR       London Interbank Offered Rate.

NSA         Nonseasonally Adjusted.

REIT        Real Estate Investment Trust.

REMICS      Real Estate Mortgage Investment Conduits.

Strips      Separate trading of Registered interest and principal of securities.

YoY         Year over Year.

ZERO        Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2018, the value of these securities amounted to $185,149,496, or 40.0% of net assets.

(Cat Bond)  Catastrophe or event-linked bond. At August 31, 2018, the value of these securities amounted to $14,199,216, or 3.1% of net assets. See Notes to Financial Statements - Note 1G.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 67

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at August 31, 2018.

+ Securities that used significant unobservable inputs to determine their value.

+           Amount rounds to less than 0.1%.

(a) Floating rate note. Coupon rate, reference index and spread shown at August 31, 2018.

(b) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at August 31, 2018.

(c) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at August 31, 2018.

(d) Structured reinsurance investment. At August 31, 2018, the value of these securities amounted to $8,309,524, or 1.8% of net assets. See Notes to Financial Statements - Note 1G.

(e)         Rate to be determined.


FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

-------------------------------------------------------------------------------------------
Number of
Contracts                   Expiration    Notional                        Unrealized
Long         Description    Date          Amount          Market Value    (Depreciation)
-------------------------------------------------------------------------------------------
 790         U.S. 2 Year    12/31/18      $167,010,159    $166,973,907    $(36,252)
             Note (CBT)

-------------------------------------------------------------------------------------------
Number of
Contracts                   Expiration    Notional                        Unrealized
Short        Description    Date          Amount          Market Value    Appreciation
-------------------------------------------------------------------------------------------
  74         U.S. 5 Year    12/31/18      $  8,393,032    $  8,391,484    $  1,548
             Note (CBT)
-------------------------------------------------------------------------------------------
  TOTAL FUTURES CONTRACTS                 $158,617,127    $158,582,423    $(34,704)
===========================================================================================

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2018, were as follows:

--------------------------------------------------------------------------------------
                                                 Purchases          Sales
--------------------------------------------------------------------------------------
Long-Term U.S. Government Securities             $ 69,020,184       $ (90,843,704)
Other Long-Term Securities                       $204,681,154       $(272,296,084)

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2018, the Fund engaged in purchases and sales pursuant to these procedures amounting to $2,571,071 and $4,449,574, respectively resulting in a net realized gain of $2,940.

The accompanying notes are an integral part of these financial statements.

68 Pioneer Short Term Income Fund | Annual Report | 8/31/18

At August 31, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $466,669,659 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there
      is an excess of value over tax cost                                              $  1,588,435
    Aggregate gross unrealized depreciation for all investments in which there
      is an excess of tax cost over value                                                (6,112,730)
                                                                                       ------------
    Net unrealized depreciation                                                        $ (4,524,295)
                                                                                       ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of August 31, 2018, in valuing the Fund's investments.

-----------------------------------------------------------------------------------------------------
                                          Level 1       Level 2          Level 3        Total
-----------------------------------------------------------------------------------------------------
Asset Backed Securities                   $     --      $ 84,282,644     $       --     $ 84,282,644
Collateralized Mortgage Obligations             --       139,842,415             --      139,842,415
Corporate Bonds
  Insurance
    Reinsurance                                 --        13,395,956      9,112,784       22,508,740
  All Other Corporate Bonds                     --       166,083,479             --      166,083,479
Senior Secured Floating Rate
  Loan Interests                                --        22,057,799             --       22,057,799
U.S. Government and Agency
  Obligations                                   --        26,819,946             --       26,819,946
Certificate of Deposit                          --           585,045             --          585,045

-----------------------------------------------------------------------------------------------------
Total Investments in Securities           $     --      $453,067,284     $9,112,784     $462,180,068
-----------------------------------------------------------------------------------------------------
Other Financial Instruments
  Net unrealized depreciation
   on futures contracts                   $(34,704)     $         --     $       --     $    (34,704)
-----------------------------------------------------------------------------------------------------
Total Other Financial Instruments         $(34,704)     $         --     $       --     $    (34,704)
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 69

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                    Corporate
                                                                    Bonds
--------------------------------------------------------------------------------
Balance as of 8/31/17                                               $ 9,761,646
Realized gain (loss)1                                                   (28,174)
Changed in unrealized appreciation (depreciation)2                     (659,521)
Accrued discounts/premiums                                              (26,513)
Purchases                                                             6,667,594
Sales                                                                (7,403,028)
Transfers in to Level 3*                                                800,780
Transfers out of Level 3*                                                    --
--------------------------------------------------------------------------------
Balance as of 8/31/18                                               $ 9,112,784
================================================================================

1     Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the year ended August 31, 2018, an investments having a value of $800,780 were transferred from Level 2 to Level 3. The change in the level designation within the fair value hierarchy was due to valuing the security using unobservable inputs. There were no other transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments still
      held and considered Level 3 at August 31, 2018:                                           $(375,340)
                                                                                                ---------

The accompanying notes are an integral part of these financial statements.

70 Pioneer Short Term Income Fund | Annual Report | 8/31/18

Statement of Assets and Liabilities | 8/31/18

ASSETS:
  Investments in unaffiliated issuers, at value (cost $465,564,056)             $462,180,068
  Cash                                                                               127,708
  Futures collateral                                                                 389,400
  Due from broker for futures                                                         50,997
  Variation margin for futures contracts                                              66,547
  Receivables --
     Investment securities sold                                                      540,060
     Fund shares sold                                                                424,186
     Interest                                                                      1,655,928
  Other assets                                                                        35,899
---------------------------------------------------------------------------------------------
        Total assets                                                            $465,470,793
=============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                            $     45,622
     Fund shares repurchased                                                       1,451,079
     Distributions                                                                   224,794
     Transfer agent fees                                                             274,835
     Registration fees                                                                28,087
     Administrative fees                                                              10,512
     Trustees' fees                                                                    3,633
  Net unrealized depreciation on futures contracts                                    34,704
  Due to affiliates                                                                   27,256
  Accrued expenses                                                                   157,406
---------------------------------------------------------------------------------------------
        Total liabilities                                                       $  2,257,928
=============================================================================================
NET ASSETS:
  Paid-in capital                                                               $485,007,951
  Undistributed net investment income                                                 55,335
  Accumulated net realized loss on investments                                   (18,431,729)
  Net unrealized depreciation on investments                                      (3,418,692)
---------------------------------------------------------------------------------------------
        Net assets                                                              $463,212,865
=============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $134,381,786/14,292,308 shares)                             $       9.40
  Class C (based on $58,380,469/6,216,923 shares)                               $       9.39
  Class C2 (based on $1,649,752/175,616 shares)                                 $       9.39
  Class K (based on $10,166,457/1,079,764 shares)                               $       9.42
  Class Y (based on $258,634,401/27,561,522 shares)                             $       9.38
MAXIMUM OFFERING PRICE:
  Class A ($9.40 / 97.5%)                                                       $       9.64
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 71

Statement of Operations

For the Year Ended 8/31/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers                              $14,587,768
-----------------------------------------------------------------------------------------------------
       Total investment income                                                           $14,587,768
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                 $ 1,835,659
  Administrative expense                                              182,038
  Transfer agent fees
     Class A                                                          256,171
     Class C                                                           38,873
     Class C2                                                           1,027
     Class K                                                              208
     Class Y                                                          375,175
  Distribution fees
     Class A                                                          293,478
     Class C                                                          364,216
     Class C2                                                           9,149
  Shareowner communications expense                                    30,661
  Custodian fees                                                      100,473
  Registration fees                                                   119,480
  Pricing fees                                                        207,114
  Professional fees                                                    73,277
  Printing expense                                                     60,378
  Trustees' fees                                                       21,646
  Insurance expense                                                     7,052
  Miscellaneous                                                        19,983
-----------------------------------------------------------------------------------------------------
     Total expenses                                                                      $ 3,996,058
-----------------------------------------------------------------------------------------------------
       Net investment income                                                             $10,591,710
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                          $  (767,665)
     Futures contracts                                             (2,002,796)           $(2,770,461)
-----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                          $(4,260,124)
     Futures contracts                                                (61,436)           $(4,321,560)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                 $(7,092,021)
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                   $ 3,499,689
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

72 Pioneer Short Term Income Fund | Annual Report | 8/31/18

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------------------------
                                                                              Year Ended              Year Ended
                                                                              8/31/18                 8/31/17
--------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                                  $  10,591,710           $  10,029,607
Net realized gain (loss) on investments                                          (2,770,461)               (515,308)
Change in net unrealized appreciation (depreciation)
  on investments                                                                 (4,321,560)              1,574,859
--------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                     $   3,499,689          $   11,089,158
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.20 and $0.19 per share, respectively)                           $  (3,155,205)          $  (3,462,089)
  Class C ($0.18 and $0.17 per share, respectively)                              (1,404,261)             (1,561,362)
  Class C2 ($0.18 and $0.17 per share, respectively)                                (35,129)                (46,852)
  Class K ($0.24 and $0.22 per share, respectively)                                (332,948)               (363,296)
  Class Y ($0.22 and $0.21 per share, respectively)                              (6,864,307)             (6,616,467)
--------------------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                                     $ (11,791,850)          $ (12,050,066)
--------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                             $ 172,170,612           $ 280,503,960
Reinvestment of distributions                                                     9,085,414               9,767,875
Cost of shares repurchased                                                     (307,124,269)           (266,958,230)
--------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
       Fund share transactions                                                $(125,868,243)          $  23,313,605
--------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                                    $(134,160,404)          $  22,352,697
NET ASSETS:
Beginning of year                                                             $ 597,373,269           $ 575,020,572
--------------------------------------------------------------------------------------------------------------------
End of year                                                                   $ 463,212,865           $ 597,373,269
--------------------------------------------------------------------------------------------------------------------
Undistributed (Distributions in excess of) net investment income              $      55,335           $     (91,196)
====================================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 73

-------------------------------------------------------------------------------------------------------
                                     Year Ended       Year Ended         Year Ended      Year Ended
                                     8/31/18          8/31/18            8/31/17         8/31/17
                                     Shares           Amount             Shares          Amount
-------------------------------------------------------------------------------------------------------
Class A
Shares sold                            4,053,630      $  38,315,306       5,884,460      $  56,033,924
Reinvestment of distributions            285,291          2,692,222         314,822          3,001,290
Less shares repurchased               (7,060,001)       (66,684,519)     (7,996,253)       (76,240,420)
-------------------------------------------------------------------------------------------------------
     Net decrease                     (2,721,080)     $ (25,676,991)     (1,796,971)     $ (17,205,206)
=======================================================================================================
Class C
Shares sold                            1,332,549      $  12,606,369       3,155,621      $  30,044,298
Reinvestment of distributions            146,309          1,378,280         159,338          1,516,582
Less shares repurchased               (4,041,605)       (38,085,792)     (4,701,605)       (44,761,514)
-------------------------------------------------------------------------------------------------------
     Net decrease                     (2,562,747)     $ (24,101,143)     (1,386,646)     $ (13,200,634)
=======================================================================================================
Class C2
Shares sold                                5,476      $      51,796          32,796      $     312,873
Reinvestment of distributions              1,570             14,789           2,133             20,313
Less shares repurchased                  (48,611)          (458,792)       (124,645)        (1,187,287)
-------------------------------------------------------------------------------------------------------
     Net decrease                        (41,565)     $    (392,207)        (89,716)     $    (854,101)
=======================================================================================================
Class K
Shares sold                              112,407      $   1,060,545         121,903      $   1,161,557
Reinvestment of distributions              3,421             32,288           1,308             12,486
Less shares repurchased                 (653,296)        (6,160,928)       (229,997)        (2,199,882)
-------------------------------------------------------------------------------------------------------
     Net decrease                       (537,468)     $  (5,068,095)       (106,786)     $  (1,025,839)
=======================================================================================================
Class Y
Shares sold                           12,742,265      $ 120,136,596      20,278,455      $ 192,951,308
Reinvestment of distributions            527,563          4,967,835         548,385          5,217,204
Less shares repurchased              (20,761,267)      (195,734,238)    (14,985,173)      (142,569,127)
-------------------------------------------------------------------------------------------------------
     Net increase (decrease)          (7,491,439)     $ (70,629,807)      5,841,667      $  55,599,385
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

74 Pioneer Short Term Income Fund | Annual Report | 8/31/18

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year           Year           Year           Year         Year
                                                                 Ended          Ended          Ended          Ended        Ended
                                                                 8/31/18        8/31/17        8/31/16*       8/31/15*     8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $   9.54       $   9.56       $   9.57       $   9.66     $   9.66
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                   $   0.18(a)    $   0.16(a)    $   0.13(a)    $   0.10     $   0.13
  Net realized and unrealized gain (loss) on investments            (0.12)          0.01           0.01          (0.03)        0.02
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $   0.06       $   0.17       $   0.14       $   0.07     $   0.15
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                          $  (0.20)      $  (0.19)      $  (0.15)      $  (0.16)    $  (0.15)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  (0.14)      $  (0.02)      $  (0.01)      $  (0.09)    $     --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $   9.40       $   9.54       $   9.56       $   9.57     $   9.66
====================================================================================================================================
Total return (b)                                                     0.68%          1.82%          1.50%          0.74%        1.58%
Ratio of net expenses to average net assets                          0.88%          0.84%          0.79%          0.82%        0.79%
Ratio of net investment income (loss) to average net assets          1.90%          1.64%          1.41%          1.12%        1.34%
Portfolio turnover rate                                                54%            70%            44%            48%          41%
Net assets, end of period (in thousands)                         $134,382       $162,375       $179,870       $205,451     $230,938
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.


The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 75

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year          Year          Year          Year        Year
                                                                      Ended         Ended         Ended         Ended       Ended
                                                                      8/31/18       8/31/17       8/31/16*      8/31/15*    8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                  $  9.53       $  9.54       $  9.55       $  9.65     $  9.65
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                        $  0.16(a)    $  0.14(a)    $  0.11(a)    $  0.08     $  0.11
  Net realized and unrealized gain (loss) on investments                (0.12)         0.02          0.01         (0.04)       0.02
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $  0.04       $  0.16       $  0.12       $  0.04     $  0.13
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $ (0.18)      $ (0.17)      $ (0.13)      $ (0.14)    $ (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $ (0.14)      $ (0.01)      $ (0.01)      $ (0.10)    $    --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  9.39       $  9.53       $  9.54       $  9.55     $  9.65
====================================================================================================================================
Total return (b)                                                         0.45%         1.69%         1.25%         0.40%       1.31%
Ratio of net expenses to average net assets                              1.06%         1.05%         1.05%         1.06%       1.06%
Ratio of net investment income (loss) to average net assets              1.72%         1.42%         1.16%         0.87%       1.07%
Portfolio turnover rate                                                    54%           70%           44%           48%         41%
Net assets, end of period (in thousands)                              $58,380       $83,649       $97,028       $98,585     $93,355
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.


The accompanying notes are an integral part of these financial statements.

76 Pioneer Short Term Income Fund | Annual Report | 8/31/18

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year          Year          Year          Year         Year
                                                                    Ended         Ended         Ended         Ended        Ended
                                                                    8/31/18       8/31/17       8/31/16*      8/31/15*     8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                                $ 9.53        $ 9.55        $ 9.56        $ 9.65       $ 9.65
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                      $ 0.16(a)     $ 0.14(a)     $ 0.11(a)     $ 0.08       $ 0.13
  Net realized and unrealized gain (loss) on investments             (0.12)         0.01          0.01         (0.03)        0.00(b)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $ 0.04        $ 0.15        $ 0.12        $ 0.05       $ 0.13
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                             $(0.18)       $(0.17)       $(0.13)       $(0.14)      $(0.13)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $(0.14)       $(0.02)       $ 0.01)       $(0.09)      $   --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 9.39        $ 9.53        $ 9.55        $ 9.56       $ 9.65
====================================================================================================================================
Total return (c)                                                      0.44%         1.57%         1.28%         0.51%        1.37%
Ratio of net expenses to average net assets                           1.06%         1.05%         1.04%         1.04%        1.05%
Ratio of net investment income (loss) to average net assets           1.73%         1.42%         1.17%         0.90%        1.13%
Portfolio turnover rate                                                 54%           70%           44%           48%          41%
Net assets, end of period (in thousands)                            $1,650        $2,070        $2,930        $3,014       $2,934
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Amount rounds to less than $0.01 or $(0.01) per-share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.


The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 77

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Year           Year           Year
                                                                             Ended          Ended          Ended          12/1/14 to
                                                                             8/31/18        8/31/17        8/31/16*       8/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                         $  9.56        $  9.57        $  9.58        $ 9.65
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                               $  0.21(a)     $  0.19(a)     $  0.17(a)     $(0.18)
  Net realized and unrealized gain (loss) on investments                       (0.11)          0.02           0.00(b)       0.26
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                           $  0.10        $  0.21        $  0.17        $ 0.08
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                      $ (0.24)       $ (0.22)       $ (0.18)       $(0.15)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                   $ (0.14)       $ (0.01)       $ (0.01)       $(0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $  9.42        $  9.56        $  9.57        $ 9.58
====================================================================================================================================
Total return (c)                                                                1.03%          2.25%          1.81%         0.84%(d)
Ratio of net expenses to average net assets                                     0.50%          0.49%          0.50%         0.50%(e)
Ratio of net investment income (loss) to average net assets                     2.26%          1.99%          1.74%         1.26%(e)
Portfolio turnover rate                                                          54%            70%            44%            48%
Net assets, end of period (in thousands)                                     $10,166        $15,454        $16,502        $2,251
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Amount rounds to less than $0.01 or $(0.01) per share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)   Not annualized.

(e)   Annualized.


The accompanying notes are an integral part of these financial statements.

78 Pioneer Short Term Income Fund | Annual Report | 8/31/18

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year           Year           Year           Year         Year
                                                                 Ended          Ended          Ended          Ended        Ended
                                                                 8/31/18        8/31/17        8/31/16*       8/31/15*     8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                             $   9.52       $   9.54       $   9.55       $   9.64     $   9.64
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                   $   0.20(a)    $   0.18(a)    $   0.15(a)    $   0.11     $   0.16
  Net realized and unrealized gain (loss) on investments            (0.12)          0.01           0.01          (0.02)        0.02
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $   0.08       $   0.19       $   0.16       $   0.09     $   0.18
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                          $  (0.22)      $  (0.21)      $  (0.17)      $  (0.18)    $  (0.18)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  (0.14)      $  (0.02)      $  (0.01)      $  (0.09)    $     --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $   9.38       $   9.52       $   9.54       $   9.55     $   9.64
====================================================================================================================================
Total return (b)                                                     0.90%          2.04%          1.71%          0.97%        1.84%
Ratio of net expenses to average net assets                          0.64%          0.61%          0.59%          0.60%        0.57%
Ratio of net investment income (loss) to average net assets          2.14%          1.88%          1.61%          1.33%        1.57%
Portfolio turnover rate                                                54%            70%            44%            48%          41%
Net assets, end of period (in thousands)                         $258,634       $333,825       $278,689       $288,108     $403,710
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.


The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 79

Notes to Financial Statements | 8/31/18

1. Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the "Fund") is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

80 Pioneer Short Term Income Fund | Annual Report | 8/31/18

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 81 is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

      At August 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

82 Pioneer Short Term Income Fund | Annual Report | 8/31/18

B.    Investment Income and Transactions

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 83

      At August 31, 2018, the Fund reclassified $1,346,671 to increase undistributed net investment income, $283,743 to increase accumulated net realized loss on investments and $1,062,928 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

      At August 31, 2018, the Fund was permitted to carry forward indefinitely $6,480,986 of short-term losses and $10,457,239 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

      Additionally, at August 31, 2018, the Fund had a net capital loss carryforward of $987,898 of which the following amounts will expire in 2019 if not utilized. In addition, the Fund had a capital loss carryforward of $1,062,928 which expired during the year ended August 31, 2018.

      The tax character of distributions paid during the years ended August 31, 2018 and August 31, 2017, were as follows:

      --------------------------------------------------------------------------
                                                           2018             2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                               $11,791,850      $12,050,066
      --------------------------------------------------------------------------
          Total                                     $11,791,850      $12,050,066
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $    880,126
      Capital loss carryforward                                     (17,926,123)
      Current year dividend payable                                    (224,794)
      Unrealized depreciation                                        (4,524,295)
      --------------------------------------------------------------------------
          Total                                                    $(21,795,086)
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral on wash sales, adjustments relating to catastrophe bonds and reinsurance sidecars, the tax treatment of premium and amortization and the mark to market of futures contracts.

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $1,839 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2018.

84 Pioneer Short Term Income Fund | Annual Report | 8/31/18

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, Class C2 and Class K shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 85

      The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.    Insurance-Linked Securities ("ILS")

      The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's

86 Pioneer Short Term Income Fund | Annual Report | 8/31/18 magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

H.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 87

      "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2018, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of contracts open during the year ended August 31, 2018, was $141,517,168. Open futures contracts outstanding at August 31, 2018 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. For the year ended August 31, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.35% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $22,585 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

88 Pioneer Short Term Income Fund | Annual Report | 8/31/18

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended August 31, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                  $ 8,399
Class C                                                                    5,515
Class C2                                                                      89
Class K                                                                      196
Class Y                                                                   16,462
--------------------------------------------------------------------------------
 Total                                                                   $30,661
================================================================================

4. Distribution and Service Plan

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Further pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,671 in distribution fees payable to the Distributor at August 31, 2018.

In addition, redemptions of each class of shares (except Class K and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C and Class C2 shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2018, CDSCs in the amount of $4,601 were paid to the Distributor.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 89

5. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at August 31, 2018 was as follows:

-------------------------------------------------------------------------------------
                                                     Foreign
Statement of                  Interest     Credit    Exchange     Equity    Commodity
Assets and Liabilities        Rate Risk    Risk      Rate Risk    Risk      Risk
-------------------------------------------------------------------------------------
Liabilities
 Net unrealized
  depreciation on
  futures contracts           $(34,704)    $ --      $ --         $ --      $ --
-------------------------------------------------------------------------------------
  Total Value                 $(34,704)    $ --      $ --         $ --      $ --
=====================================================================================

90 Pioneer Short Term Income Fund | Annual Report | 8/31/18

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at August 31, 2018 was as follows:

--------------------------------------------------------------------------------------
                                                      Foreign
Statement of                  Interest       Credit   Exchange     Equity    Commodity
Operations                    Rate Risk      Risk     Rate Risk    Risk      Risk
--------------------------------------------------------------------------------------
Net realized gain
 (loss) on
 Futures contracts            $(2,002,796)   $ --     $ --         $ --      $ --
--------------------------------------------------------------------------------------
  Total Value                 $(2,002,796)   $ --     $ --         $ --      $ --
======================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on
 Futures contracts            $   (61,436)   $ --     $ --         $ --      $ --
--------------------------------------------------------------------------------------
  Total Value                 $   (61,436)   $ --     $ --         $ --      $ --
======================================================================================

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 91

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareowners of Pioneer Short Term Income Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Short Term Income Fund (the "Fund"), one of the funds constituting Pioneer Series Trust V (the "Trust"), including the schedule of investments, as of August 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the statement of changes in net assets and financial highlights for the year ended August 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for periods ended August 31, 2014, August 31, 2015 and August 31, 2016 were audited by another independent registered public accounting firm whose report, dated October 24, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at August 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and financial highlights for the year ended August 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

92 Pioneer Short Term Income Fund | Annual Report | 8/31/18

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures including examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
October 25, 2018

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 93

ADDITIONAL INFORMATION

Effective October 1, 2018, the Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.83%, and 0.46% of the average daily net assets attributable to Class A and Class Y shares, respectively.

For the year ended August 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2018 form 1099-DIV.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 81.56%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial

94 Pioneer Short Term Income Fund | Annual Report | 8/31/18 statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and
(x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 95

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

96 Pioneer Short Term Income Fund | Annual Report | 8/31/18

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                    Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)           Trustee since 2006.   Private investor (2004 - 2008 and 2013 -        Director, Broadridge Financial
Chairman of the Board          Serves until a        present); Chairman (2008 - 2013) and Chief      Solutions, Inc. (investor
and Trustee                    successor trustee is  Executive Officer (2008 - 2012), Quadriserv,    communications and securities
                               elected or earlier    Inc. (technology products for securities        processing provider for
                               retirement or         lending industry); and Senior Executive Vice    financial services industry)
                               removal.              President, The Bank of New York (financial and  (2009 - present); Director,
                                                     securities services) (1986 - 2004)              Quadriserv, Inc. (2005 -
                                                                                                     2013); and Commissioner, New
                                                                                                     Jersey State Civil Service
                                                                                                     Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)             Trustee since 2005.   Managing Partner, Federal City Capital          Director of New York Mortgage
Trustee                        Serves until a        Advisors (corporate advisory services           Trust (publicly -traded
                               successor trustee is  company) (1997 - 2004 and 2008 - present);      mortgage REIT) (2004 - 2009,
                               elected or earlier    Interim Chief Executive Officer, Oxford         2012 - present); Director of
                               retirement or         Analytica, Inc. (privately held research and    The Swiss Helvetia Fund, Inc.
                               removal.              consulting company) (2010); Executive Vice      (closed-end fund) (2010 -
                                                     President and Chief Financial Officer,          2017); Director of Oxford
                                                     I-trax, Inc. (publicly traded health care       Analytica, Inc. (2008 -
                                                     services company) (2004 - 2007); and Executive  2015); and Director of
                                                     Vice President and Chief Financial Officer,     Enterprise Community
                                                     Pedestal Inc. (internet-based mortgage trading  Investment, Inc. (privately-
                                                     company) (2000 - 2002); Private Consultant      held affordable housing
                                                     (1995 - 1997); Managing Director, Lehman        finance company) (1985 - 2010)
                                                     Brothers (1992 - 1995); and Executive, The
                                                     World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)      Trustee since 2008.   William Joseph Maier Professor of Political     Trustee, Mellon Institutional
Trustee                        Serves until a        Economy, Harvard University (1972 - present)    Funds Investment Trust and
                               successor trustee is                                                  Mellon Institutional Funds
                               elected or earlier                                                    Master Portfolio (oversaw 17
                               retirement or                                                         portfolios in fund complex)
                               removal.                                                              (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)      Trustee since 2004.   Founding Director, Vice-President and           None
Trustee                        Serves until a        Corporate Secretary, The Winthrop Group,
                               successor trustee is  Inc. (consulting firm) (1982 - present);
                               elected or earlier    Desautels Faculty of Management, McGill
                               retirement or         University (1999 - 2017); and Manager of
                               removal.              Research Operations and Organizational
                                                     Learning, Xerox PARC, Xerox's advance
                                                     research center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 97

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)       Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds        None
Trustee                        (Advisory Trustee     (healthcare workers union pension funds)
                               from 2014 - 2017).    (2001 - present); Vice President -
                               Serves until          International Investments Group, American
                               a successor trustee   International Group, Inc. (insurance company)
                               is elected or         (1993 - 2001); Vice President - Corporate
                               earlier retirement    Finance and Treasury Group, Citibank, N.A.
                               or removal.           (1980 - 1986 and 1990 - 1993); Vice
                                                     President - Asset/Liability Management
                                                     Group, Federal Farm Funding Corporation
                                                     (government-sponsored issuer of debt
                                                     securities) (1988 - 1990); Mortgage
                                                     Strategies Group, Shearson Lehman Hutton, Inc.
                                                     (investment bank) (1987 - 1988); and Mortgage
                                                     Strategies Group, Drexel Burnham Lambert, Ltd.
                                                     (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)       Trustee since 2004.   President and Chief Executive Officer, Newbury   Director of New America High
Trustee                        Serves until a        Piret Company (investment banking firm)          Income Fund, Inc.
                               successor trustee     (1981 - present)                                 (closed-end investment
                               is elected or                                                          company) (2004 - present);
                               earlier retirement                                                     and Member, Board of
                               or removal.                                                            Governors, Investment
                                                                                                      Company Institute
                                                                                                      (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)         Trustee since 2014.   Consultant (investment company services)         None
Trustee                        Serves until a        (2012 - present); Executive Vice President,
                               successor trustee     BNY Mellon (financial and investment company
                               is elected or         services) (1969 - 2012); Director, BNY
                               earlier retirement    International Financing Corp. (financial
                               or removal.           services) (2002 - 2012); and Director, Mellon
                                                     Overseas Investment Corp. (financial services)
                                                     (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

98 Pioneer Short Term Income Fund | Annual Report | 8/31/18

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*            Trustee since 2017.   Director, CEO and President of Amundi Pioneer    None
Trustee, President and         Serves until a        Asset Management USA, Inc. (since September
Chief Executive Officer        successor trustee     2014); Director, CEO and President of Amundi
                               is elected or         Pioneer Asset Management, Inc. (since
                               earlier retirement    September 2014); Director, CEO and President
                               or removal.           of Amundi Pioneer Distributor, Inc. (since
                                                     September 2014); Director, CEO and President
                                                     of Amundi Pioneer Institutional Asset
                                                     Management, Inc. (since September 2014);
                                                     Chair, Amundi Pioneer Asset Management USA,
                                                     Inc., Amundi Pioneer Distributor, Inc. and
                                                     Amundi Pioneer Institutional Asset Management,
                                                     Inc. (September 2014 - 2018); Managing
                                                     Director, Morgan Stanley Investment
                                                     Management (2010 - 2013); and Director of
                                                     Institutional Business, CEO of International,
                                                     Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*        Trustee since 2014.   Director and Executive Vice President (since     None
Trustee                        Serves until a        2008) and Chief Investment Officer, U.S.
                               successor trustee     (since 2010) of Amundi Pioneer Asset
                               is elected or         Management USA, Inc.; Executive Vice
                               earlier retirement    President and Chief Investment Officer,
                               or removal.           U.S. of Amundi Pioneer (since 2008);
                                                     Executive Vice President of Amundi
                                                     Pioneer Institutional Asset Management,
                                                     Inc. (since 2009); and Portfolio Manager
                                                     of Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/18 99

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)     Since 2004. Serves    Vice President and Associate General Counsel     None
Secretary and Chief            at the discretion     of Amundi Pioneer since January 2008;
Legal Officer                  of the Board.         Secretary and Chief Legal Officer of all of
                                                     the Pioneer Funds since June 2010; Assistant
                                                     Secretary of all of the Pioneer Funds from
                                                     September 2003 to May 2010; and Vice
                                                     President and Senior Counsel of Amundi
                                                     Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)         Since 2010. Serves    Fund Governance Director of Amundi Pioneer       None
Assistant Secretary            at the discretion     since December 2006 and Assistant Secretary
                               of the Board.         of all the Pioneer Funds since June 2010;
                                                     Manager - Fund Governance of Amundi Pioneer
                                                     from December 2003 to November 2006; and
                                                     Senior Paralegal of Amundi Pioneer from
                                                     January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)              Since 2010. Serves    Senior Counsel of Amundi Pioneer since May       None
Assistant Secretary            at the discretion     2013 and Assistant Secretary of all the
                               of the Board.         Pioneer Funds since June 2010; and Counsel
                                                     of Amundi Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)           Since 2008. Serves    Vice President - Fund Treasury of Amundi         None
Treasurer and Chief            at the discretion     Pioneer; Treasurer of all of the Pioneer Funds
Financial and Accounting       of the Board.         since March 2008; Deputy Treasurer of Amundi
Officer                                              Pioneer from March 2004 to February 2008; and
                                                     Assistant Treasurer of all of the Pioneer Funds
                                                     from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)          Since 2004. Serves    Director - Fund Treasury of Amundi Pioneer;      None
Assistant Treasurer            at the discretion     and Assistant Treasurer of all of the Pioneer
                               of the Board.         Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)             Since 2004. Serves    Senior Manager - Fund Treasury of Amundi         None
Assistant Treasurer            at the discretion     Pioneer; and Assistant Treasurer of all of the
                               of the Board.         Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)          Since 2009. Serves    Senior Manager - Fund Treasury of Amundi         None
Assistant Treasurer            at the discretion     Pioneer since November 2008; Assistant Treasurer
                               of the Board.         of all of the Pioneer Funds since January 2009;
                                                     and Client Service Manager - Institutional
                                                     Investor Services at State Street Bank from
                                                     March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

100 Pioneer Short Term Income Fund | Annual Report | 8/31/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)           Since 2010. Serves    Chief Compliance Officer of Amundi Pioneer       None
Chief Compliance Officer       at the discretion of  and of all the Pioneer Funds since March
                               the Board.            2010; Chief Compliance Officer of Amundi
                                                     Pioneer Institutional Asset Management, Inc.
                                                     since January 2012; Chief Compliance
                                                     Officer of Vanderbilt Capital Advisors, LLC
                                                     since July 2012: Director of Adviser and
                                                     Portfolio Compliance at Amundi Pioneer
                                                     since October 2005; and Senior Compliance
                                                     Officer for Columbia Management Advisers,
                                                     Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)           Since 2006. Serves    Vice President - Investor Services Group         None
Anti-Money                     at the discretion of  of Amundi Pioneer and Anti-Money Laundering
Laundering Officer             the Board.            Officer of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Short Term Income Fund | Annual Report | 8/31/18 101

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                          This page is for your notes.

102 Pioneer Short Term Income Fund | Annual Report | 8/31/18

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                    Pioneer Short Term Income Fund | Annual Report | 8/31/18 103

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                          This page is for your notes.

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                          This page is for your notes.

                    Pioneer Short Term Income Fund | Annual Report | 8/31/18 105

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                          This page is for your notes.

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                          This page is for your notes.

                    Pioneer Short Term Income Fund | Annual Report | 8/31/18 107

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                          This page is for your notes.

108 Pioneer Short Term Income Fund | Annual Report | 8/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2018 Amundi Pioneer Asset Management 19427-12-1018


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund was $38,000
payable to Ernst & Young LLP for the year ended
August 31, 2018 and $35,000 payable
for the year ended August 31, 2017.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2018 or 2017


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $11,450
payable to Ernst & Young LLP for the year ended
August 31, 2018 and $8,028
for the year ended August 31, 2017.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2018 or 2017

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.


Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended August 31 2018 and 2017, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $11,450 payable to Ernst & Young LLP for the year ended
August 31, 2018 and $8,028 for the year ended
August 31, 2017.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Short Term Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 30, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 30, 2018



By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 30, 2018


* Print the name and title of each signing officer under his or her signature.